Registration No. 33-45122

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

Under

The Securities Act of 1933

Post-Effective Amendment No. 17

and

REGISTRATION STATEMENT

Under

The Investment Company Act of 1940

Amendment No. 17

Panorama Plus Separate Account

(Exact Name of Registrant)

C.M. Life Insurance Company

(Name of Depositor)

100 Bright Meadow Boulevard, Enfield, CT 06082

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code: (860) 562-1000

Stephen L. Kuhn

Senior Vice President and Secretary

C.M. Life Insurance Company

100 Bright Meadow Boulevard

Enfield, Connecticut 06082

Approximate date of proposed public offering:    Continuous.

It is proposed that this filing will become effective (check appropriate box)

☐    immediately upon filing pursuant to paragraph (b) of Rule 485

☒    on May 1, 2007 pursuant to paragraph (b) of Rule 485

☐    60 days after filing pursuant to paragraph (a) of Rule 485

☐    on (date) pursuant to paragraph (a) of the Rule 485

If appropriate, check the following box:

☐    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CROSS REFERENCE TO ITEMS

REQUIRED BY FORM N-4

N-4 Item	Caption in Prospectus
1	Cover Page

2	Index of Special Terms

3	Table of Fees and Expenses

4	Condensed Financial Information

5	The Company; Investment Choices

6	Expenses; Distribution

7	Ownership; Purchasing a Contract; Voting Rights; Reservation of Rights; Contract Value; Cover Page

8	The Income Phase

9	Death Benefit

10	Contract Value; Distribution

11	Highlights; Withdrawals

12	Taxes

13	Legal Proceedings

14	Additional Information

Caption in Statement of Additional Information
15	Cover Page

16	Table of Contents

17	General Information

18	Distribution; Experts; Custodian

19	Purchase of Securities Being Offered

20	Distribution

21	Not applicable

22	Annuity Units and Unit Values

23	Financial Statements

PART A

INFORMATION REQUIRED IN A PROSPECTUS

C.M. Life Insurance Company

Panorama Plus Separate Account

Panorama Plus Variable Annuity

This prospectus describes the Panorama Plus variable annuity contract offered by C.M. Life Insurance Company. We will issue this contract as an individual or a group flexible premium deferred variable annuity depending on the state where we issue the contract. It provides for accumulation of contract value and annuity payments on a fixed and variable basis.

You, the contract owner, have a number of investment choices in this contract. These investment choices include the general account that is subject to an interest rate factor adjustment, as well as the following funds which are offered through our separate account, Panorama Plus Separate Account.

Fidelity® Variable Insurance Products

•	Fidelity® VIP Contrafund® Portfolio (Initial Class)

MML Series Investment Fund

•	MML Income & Growth Fund
•	MML Mid Cap Growth Fund

Oppenheimer Variable Account Funds

•	Oppenheimer Core Bond Fund/VA
•	Oppenheimer Main Street Fund®/VA
•	Oppenheimer Money Fund/VA

Panorama Series Fund, Inc.

•	Oppenheimer International Growth Fund/VA
•	Panorama Government Securities Portfolio
•	Panorama Growth Portfolio
•	Panorama Total Return Portfolio

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the Panorama Plus contract. To learn more about the Panorama Plus contract, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2007. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 33 of this prospectus. For a free copy of the SAI, or for general inquiries, call our Annuity Service Center at (800) 272-2216 (press 2) or write to: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067. (Overnight Mail Address: MassMutual Financial Group, Annuity Service Center HUB, L058, 1295 State Street, Springfield, MA 01111-0111)

The contract:

•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.

The SEC has not approved this contract or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

May 1, 2007.

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page

Accumulation Phase	9

Accumulation Unit	14

Annuitant	10

Annuity Income Date	22

Annuity Options	23

Annuity Payments	23

Annuity Service Center	1

Annuity Unit Value	23

Free Withdrawals	21

Income Phase	22

Interest Rate Factor Adjustment	21

Non-Qualified	27

Purchase Payment	11

Qualified	27

Separate Account	12

Tax Deferral	9

Window Period	21

Index of Special Terms

Highlights

The Prospectus and the Contract

This prospectus describes general provisions of the contract, but is not intended to address all details of the contract. Where the prospectus and contract differ, the contract will control. You should read your contract for more information about its terms and conditions. Your contract may include state specific requirements which are not described in this prospectus. Each contract is subject to the law of the state in which the contract is issued. Some of the terms of your contract may differ from the terms of the contract delivered in another state because of state-specific legal requirements. Some of the subject matters in which there may be state-specific contract provisions include:

•	the surrender charge schedule and application of an interest rate factor adjustment;

•	the availability of certain investment choices;

•	certain contract features;

•	free look rights;

•	the minimum interest rate credited to the general account;

•	premium taxes; and

•	fund transfer rights.

If you would like information regarding state-specific contract provisions, you should contact your registered representative or call the Annuity Service Center at the number shown on page 1 of this prospectus.

We no longer sell the contract. However, you may continue to make purchase payments to your contract.

Replacement of Life Insurance or Annuities

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest.

Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Suitability

According to federal securities law, a registered representative is required to recommend a security only when he/she believes that the security is suitable for the customer. The registered representative must have reasonable grounds for believing that the recommendation is suitable for such customer based upon the facts disclosed by the customer as to his/her other security holdings and his/her financial situation and needs.

Variable annuities are complex investment products with unique benefits and advantages that may be particularly useful in meeting long-term savings and retirement needs. There are charges associated with these benefits and advantages. Owning a variable annuity represents a long-term financial commitment.

Before you purchase a variable annuity contract, you should consider:

•	if you have a long-term investment horizon.

•	if you can afford to make the initial and any subsequent purchase payments based on your other assets and income.

•	if you understand how the product works and how charges may impact your contract performance.

•	if you are willing to tolerate market fluctuations based on underlying fund performance.

Highlights

•	if you have a need for the benefits offered with a variable annuity such as tax-deferral and lifetime income.

•	if using a variable annuity contract to fund a tax-qualified plan such as an IRA is the right investment decision for you, since a variable annuity does not provide any additional tax advantages.

•

if purchasing a variable annuity is the right investment decision for you if the owner of the contract will be a non-natural person, since generally tax-deferral is not provided when a non-natural person owns a variable annuity contract.

•

if purchasing a variable annuity is the right investment decision for you if you are an older person, given the long-term financial commitment, potential market fluctuations and charges associated with a variable annuity, as well as whether you are in a tax bracket that justifies the need for tax-deferral.

•

if you are replacing your current annuity contract by purchasing the proposed variable annuity contract. If so, carefully compare the costs and benefits of your existing annuity contract with the costs and benefits of the proposed variable annuity contract, and understand what benefits of your existing annuity contract you may be forfeiting.

•

if your registered representative is receiving additional compensation for selling this variable annuity contract. Please refer to the “Distribution” section for more information about additional compensation arrangements.

•

if you are purchasing this contract with the intention to make frequent fund transfers. If you are, you should not purchase this variable annuity contract. Please refer to the “Limits on Frequent Trading and Market Timing Activity” section for more information.

Free Look

You have a right to examine your contract. If you change your mind about owning your contract, you can cancel it within 15 calendar days after we issue it. However, this time period may vary by state. When you cancel the contract within this time period, we will not assess a surrender charge, interest rate factor adjustment, contract maintenance fee or premium tax. You will receive back your contract value as of the business day we receive your contract and your written request at our Annuity Service Center. If your state requires it or if you purchase this contract as an IRA, we will return the greater of your purchase payments less any withdrawals you took, or the contract value.

Surrender Charge

We do not deduct a sales charge when we receive a purchase payment from you. However, we may assess a surrender charge if you withdraw all of or any part of the contract value. We will deduct this charge on the business day we receive your written request for a withdrawal. The surrender charge is 5% of the amount withdrawn for the first five contract years and 0% thereafter.

Federal Income Tax Penalty

If you withdraw any of the contract value from your non-qualified contract, a 10% federal income tax penalty may be applied to the amount of the withdrawal that is includible in your gross income for tax purposes. Some withdrawals may be exempt from the penalty tax. They include any amounts:

•	paid on or after you reach age 59 1/2;

•	paid to your beneficiary after you die;

•	paid if you become totally disabled as that term is defined in the Internal Revenue Code;

•

paid in a series of substantially equal periodic payments made annually or more frequently, for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

•	paid under an immediate annuity; or

•	that come from purchase payments made before August 14, 1982.

The Internal Revenue Code (the Code) treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from any annuity contract entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. Separate tax penalties and restrictions apply to withdrawals under qualified contracts. Please refer to the Taxes section of this prospectus for more information.

Highlights

Table of Fees and Expenses

The following tables describe the fees and expenses that you will pay when owning or surrendering the contract.

I. The first table describes the fees and expenses that you will pay at the time you surrender the contract. There is no charge for transfers among investment choices. We do not deduct a sales charge when we receive a purchase payment, but we may assess a surrender charge as noted below. Premium taxes may also be deducted, but are not reflected below.

Contract Owner Transaction Expenses

Surrender Charge	Current	Maximum
(as a percentage of amount withdrawn)	5%*	5%*

*Surrender Charge Schedule
Contract Year	1	2	3	4	5	6 and later

Percentage of Amount Withdrawn	5%	5%	5%	5%	5%	0%

II. The next table describes fees and expenses you will pay periodically during the time you own the contract, not including fees and expenses deducted by the funds you select.

Periodic Contract Charges

	Current	Maximum
Contract Maintenance Fee	$30	$60

	Current	Maximum
Separate Account Annual Expenses (as a percentage of average account value)
Mortality and Expense Risk Charge	1.07%	1.25%
Administrative Expense Charge	0.07%	0.25%

Total Separate Account Annual Expenses	1.14%	1.50%

Table of Fees and Expenses

Annual Fund Operating Expenses

While you own the contract, if your assets are invested in any of the sub-accounts, you will be subject to the fees and expenses charged by the fund in which that sub-account invests. The first table shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2006. More detail concerning each fund’s fees and expenses that you may pay periodically during the time that you own the contract, is contained in the second table below and each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.49%	1.04%

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2006.

Investment Management Fees and Other Expenses

Fund Name	Management Fees	Other Expenses		12b-1 Fees	Acquired Fund Fees and Expenses	Total Fund Operating Expenses
Fidelity® VIP Contrafund® Portfolio (Initial Class)	0.57%	0.09%		—	—	0.66%	[1]
MML Income & Growth Fund	0.65%	0.07%	[2]	—	—	0.72%	[3]
MML Mid Cap Growth Fund	0.77%	0.06%	[2]	—	—	0.83%	[3]
Oppenheimer Core Bond Fund/VA	0.73%	0.04%	[4]	—	—	0.77%	[5]
Oppenheimer International Growth Fund/VA	0.99%	0.05%	[4]	—	—	1.04%	[5]
Oppenheimer Main Street Fund®/VA	0.64%	0.02%	[4]	—	—	0.66%	[5]
Oppenheimer Money Fund/VA	0.45%	0.04%	[4]	—	—	0.49%
Panorama Government Securities Portfolio	0.53%	0.35%	[4]	—	—	0.88%	[5]
Panorama Growth Portfolio	0.63%	0.05%	[4]	—	—	0.68%	[5]
Panorama Total Return Portfolio	0.63%	0.03%	[4]	—	—	0.66%	[5]

1. A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce the fund’s custodian expenses. Including these reductions, the total class operating expenses would have been 0.65%. These offsets may be discontinued at any time.

2. Other Expenses include Acquired Fund fees and expenses, which represent approximate expenses borne indirectly by the Fund in its most recent fiscal year through investments in other pooled investment vehicles. The amount of Acquired Fund fees and expenses may change in the coming year due to a number of factors including, among others, a change in allocation of the Fund’s investments among other pooled investment vehicles.

3. MassMutual has agreed to cap the fees and expenses of the fund (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses), excluding Acquired Fund fees and expenses, through April 30, 2008. The agreement cannot be terminated unilaterally by MassMutual. The expenses shown for the MML Income & Growth Fund do not reflect this cap. If this table did reflect the cap, the Total Net Operating Expenses would be 0.70%. For the MML Mid Cap Growth Fund the cap is greater than the expenses reflected in the table.

4. The “Other Expenses” in the table are based on, among other things, the fees the fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. For the fund’s fiscal year ended December 31, 2006, the transfer agent fees did not exceed the expense limitation described above.

5. The manager will waive fees and/or reimburse fund expenses in an amount equal to the indirect management fees incurred through the fund’s investment in the Oppenheimer Institutional Money Market Fund (IMMF). During the year ended December 31, 2006, the manager waived $126, $526, $2,785, $73, $116, and $217, for Oppenheimer Core Bond Fund/VA, Oppenheimer International Growth Fund/VA, Oppenheimer Main Street Fund/VA, Panorama Government Securities Portfolio, Panorama Growth Portfolio, and Panorama Total Return Portfolio, respectively, for IMMF management fees. There was no change to “Other Expenses” and “Total Operating Expenses.”

(See the fund prospectuses for more information.)

In addition to the expenses indicated in the Table of Fees and Expenses, we apply an interest rate factor adjustment to the amount of your contract value in the general account that is subject to surrender charge if you make a full or partial withdrawal during the accumulation phase. We also apply an interest rate factor adjustment on the annuity income date if you apply the general account balance to a variable annuity option. We do not apply an interest rate factor adjustment if the amount withdrawn is a free withdrawal amount, or the withdrawal is made during a window period. The adjustment does not apply to contracts issued to Pennsylvania’s residents. The interest rate factor adjustment may increase or decrease the general account balance withdrawal proceeds, however it will never result in a payment upon withdrawal that is lower than if the guaranteed rate had been 3%.

Table of Fees and Expenses

Examples

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

Examples Using Maximum Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw any contract value at the end of each year shown, or that you decide to begin the income phase at the end of each year shown. (Currently the income phase is not available until the end of the 5th contract year).

Both Example I and Example II assume:

•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% return each year,
•	that the maximum fees and expenses in the Table of Fees and Expenses apply, and
•

that you selected one of two sub-accounts: 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with maximum total operating expenses	$789	$1,332	$1,447	$3,063	$277	$849	$1,447	$3,063
Sub-account with minimum total operating expenses	$735	$1,171	$1,166	$2,504	$220	$680	$1,166	$2,504

Examples Using Current Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw any contract value at the end of each year shown, or that you decide to begin the income phase at the end of each year shown. (Currently the income phase is not available until the end of the 5th contract year).

Both Example I and Example II assume:

•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% return each year,
•	that the current fees and expenses in the Table of Fees and Expenses apply, and
•

that you selected one of two sub-accounts: 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with maximum total operating expenses	$745	$1,203	$1,222	$2,617	$232	$714	$1,222	$2,617
Sub-account with minimum total operating expenses	$692	$1,041	$936	$2,033	$175	$543	$936	$2,033

The examples using current expenses reflect an annual contract maintenance fee of $30 as an annual charge of 0.08%. The examples using maximum expenses reflect the annual contract maintenance fee of $60 as an annual charge of 0.16%.

The examples do not reflect any premium taxes.    However, premium taxes may apply.

There is an accumulation unit value history in Appendix A – Condensed Financial Information.

The examples should not be considered a representation of past or future expenses.

Table of Fees and Expenses

The Company

In this prospectus, “we,” “us,” and “our” refer to C.M. Life Insurance Company (C.M. Life). C.M. Life is a wholly-owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). C.M. Life provides life insurance and annuities to individuals and group life insurance to institutions. MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, retirement and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company. C.M. Life’s home office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06082.

The Panorama Plus Deferred Variable Annuity Contract

General Overview

We no longer sell the contract. But you may continue to make purchase payments to your contract.

This annuity is a contract between “you”, the owner and “us”, C.M. Life. The contract is intended for retirement savings or other long-term investment purposes. In exchange for your purchase payments, we agree to pay you an income when you choose to receive it. You elect the income period beginning on a date you designate that is at least 5 years in the future from the date we issued your contract.

The contract, like all deferred annuity contracts, has two phases – the accumulation phase and the income phase. Your contract is in the accumulation phase until you decide to begin receiving annuity payments. During the accumulation phase we provide a death benefit. Once you begin receiving annuity payments, your contract enters the income phase.

You are generally not taxed on contract earnings until you take money from your contract. This is known as tax deferral. Tax deferral is automatically provided by tax-qualified retirement plans. There is no additional tax deferral provided when a variable annuity contract is used to fund a tax-qualified retirement plan.

The contract is called a variable annuity because you can choose to allocate your purchase payments among various investment choices. Your choices include ten funds and the general account. The amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the funds you elect as well as the interest we credit on the general account.

At the beginning of the income phase, you can choose to receive annuity payments on a variable basis, fixed basis or a combination of both. If you choose variable payments, the amount of the annuity payments will fluctuate depending on the investment performance of the funds you elect for the income phase. If you elect to receive payments on a fixed basis, the payments you receive will remain level.

We may issue the contract as an individual or group flexible premium deferred variable annuity. In those states where we issue a group contract, we issue a certificate to individuals. The certificate is subject to the terms of the group contract under which we issue the certificate. You may become a participant under the group contract by completing an application and forwarding an initial purchase payment to us. The certificate we issue to a participant indicates the participant’s rights and benefits under the group contract. Terms of the group contract are controlling.

The participant as owner may exercise all rights and benefits of the certificate without the consent of the group contract owner. Unless we state otherwise, the owner of a certificate under a group

The Company/General Overview

Panorama Plus deferred variable annuity and the owner of an individual Panorama Plus deferred variable annuity have the same rights and benefits. As a result, the term “contract” means either an individual Panorama Plus deferred variable annuity or a certificate issued under the group Panorama Plus deferred variable annuity.

Ownership of the Contract

Owner

In this prospectus, “you” and “your” refer to the owner. The owner is named at time of application. The owner can be an individual or a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities). We will not issue a contract to you if you have passed your 85th birthday as of the date we proposed to issue the contract.

If your contract is non-qualified and owned by a non-natural person, the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not generally applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or before changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

As the owner of the contract, you exercise all rights under the contract. The owner names the beneficiary. You may change the owner of the contract at any time prior to the annuity date by written request. If you change the owner, the change is subject to our underwriting rules. Changing the owner may result in tax consequences. On and after the annuity income date, you continue as the owner.

Annuitant

The annuitant is the person on whose life we base annuity payments. You designate the annuitant at the time of application. We will not issue a contract to you if the proposed annuitant has passed his/her 85th birthday as of the date we proposed to issue the contract. You may change the annuitant before the annuity income date, subject to our underwriting rules. However, the annuitant may not be changed on a contract owned by a non-natural person.

Contingent Annuitant

You may name a contingent annuitant if the owner of the contract is different than the annuitant. If the annuitant dies before the annuity income date, the contingent annuitant will receive all benefits otherwise due the annuitant, providing he/she has not passed his/her 85th birthday on the date the annuitant died.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die.

After we receive proof of death, the beneficiary has the exclusive right to:

•	appoint a contingent beneficiary who would succeed to the beneficiary’s interest if the beneficiary dies; and

•	make transfers under the contract.

General Overview/Ownership of the Contract

Additional Purchase Payments

You can make additional purchase payments to your contract. However, additional payments of less than $50 are subject to our approval.

The maximum amount of cumulative purchase payments we accept without our prior approval is based on the annuitant’s age when we issued the contract. The maximum amount is:

•	$1 million up to the annuitant’s 76th birthday; or

•	$500,000 if the annuitant is age 76 or older.

You may make additional purchase payments:

•	by mailing your check that clearly indicates your name and contract number to:

First Class Mail

MassMutual Financial Group

Annuity Service Center HUB

P.O. Box 9067

Springfield, MA 01102-9067

Overnight Mail

MassMutual Financial Group

ASC Hub - L058

1295 State Street

Springfield, MA 01111

•	by instructing your bank to wire transfer funds to:

JP Morgan Chase Bank

New York, New York

ABA #021000021

CM Life Insurance Co.

Account 323956297

Ref: (Annuity Contract #)

Name: (Your Name)

We have the right to reject any application or purchase payment.

Automatic Investment Plan (AIP).  Under the AIP, you may authorize us to periodically draw funds from an account of your choosing (restrictions may apply) for the purpose of making purchase payments to your contract. Contact the Annuity Service Center for information regarding setting up an AIP and any restrictions regarding use of AIP.

Allocation of Purchase Payments

When you purchase your contract, you choose how we will apply your purchase payments among the investment choices. If you make additional purchase payments, we will apply them in the same way as your first purchase payment, unless you tell us otherwise.

Once we receive your purchase payment and the necessary information at our Annuity Service Center, we will issue your contract and apply your first purchase payment within 2 business days. If you do not give us all of the information we need, we will contact you to get it. When we receive all of the necessary information, we will then apply your first purchase payment within 2 business days. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

If you add more money to your contract by making additional purchase payments, we will credit these amounts to your contract on the business day we receive them at our Annuity Service Center as long as you have provided us with the necessary information to apply the purchase payment. If you do not give us all of the information we need, we will contact you to get it. We will then apply your purchase payment on the business day that we obtain the necessary information from you. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your purchase payment at our Annuity Service Center on a non-business day or after the business day closes, we will credit the amount to your contract effective the next business day.

After the first contract year, we limit the amount of money that you may allocate to the general account in any one contract year to the greater of:

•	$25,000; or

•	125% of the average annual purchase payments you have allocated to the general account during the last 5 contract years, or all years, if your contract is less than 5 years old.

This restriction does not apply during the window period.

Additional Purchase Payments

Investment Choices

The Separate Account

We established the Panorama Plus Separate Account (the separate account) as a separate account under Connecticut law on September 25, 1991. The separate account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The separate account holds the assets that underlie the contracts, except those assets allocated to our general account. We keep the separate account assets separate from the assets of our general account and other separate accounts. The separate account is divided into subaccounts, each of which invests exclusively in a single investment choice.

We own the assets of the separate account. We credit gains to, or charge losses against, the separate account, whether or not realized, without regard to the performance of other investment accounts. The separate account’s assets may not be used to pay any of our liabilities other than those arising from the contracts. If the separate account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. The obligations of the separate account are not our generalized obligations and will be satisfied solely by the assets of the separate account.

The Funds

The contract offers the following funds. We may add or eliminate funds.

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
Fidelity® Variable Insurance Products
Fidelity® VIP Contrafund® Portfolio (Initial Class)

Adviser: Fidelity Management & Research Company

Sub-Adviser: FMR Co., Inc.; Fidelity Research & Analysis Company; Fidelity Management & Research (U.K.) Inc.; Fidelity International Investment Advisors; Fidelity International Investment Advisors (U.K.) Limited; Fidelity Investments Japan Limited

Large Cap Blend
MML Series Investment Fund
MML Income & Growth Fund	Adviser: MassMutual Sub-Adviser: American Century Investment Management, Inc.	Large Cap Value
MML Mid Cap Growth Fund	Adviser: MassMutual Sub-Adviser: T. Rowe Price Associates, Inc.	Small/Mid-Cap Growth
Oppenheimer Variable Account Funds
Oppenheimer Core Bond Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Fixed Income
Oppenheimer Main Street Fund®/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Large Cap Blend

Investment Choices

Investment Funds in Which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Asset Class
Oppenheimer Money Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Short Term/Stable Value
Panorama Series Fund, Inc.
Oppenheimer International Growth Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	International/Global
Panorama Government Securities Portfolio	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Fixed Income
Panorama Growth Portfolio	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Large Cap Value
Panorama Total Return Portfolio	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Asset Allocation/Balanced

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. Current copies of the fund prospectuses are attached to this prospectus. You should read the information contained in the fund prospectuses carefully before investing.

Compensation We Receive From Advisers and Sub-Advisers

We and certain of our insurance affiliates receive compensation from the advisers and sub-advisers to some of the funds. We may use this compensation for any corporate purpose, including paying expenses that we incur in promoting, issuing, distributing and administering the contract and, providing services, on behalf of the funds, in our role as intermediary to the funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates that offer the particular fund (MassMutual’s variable contracts). These percentage rates differ, but currently do not exceed 0.30%. Some advisers and sub-advisers pay us more than others; some do not pay us any such compensation.

The compensation is not reflected in the expenses that are disclosed for the funds in “Table of Fees and Expenses – Annual Fund Operating Expenses” because this compensation is not paid directly out of the funds’ assets. However, these payments may be derived, in whole or in part, from the advisory fee deducted from fund assets. Contract owners, through their indirect investment in the funds, bear the costs of these advisory fees (see the funds’ prospectuses for more information). For a list of the funds whose advisers and sub-advisers currently pay such compensation, visit massmutual.com/compensation or call our Annuity Service Center at the number shown on page 1 of this prospectus.

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds.

The compensation that we receive may be significant and we may profit from this compensation. Additionally, when electing the funds that will be available with MassMutual’s variable contracts, we consider the amount of compensation that we receive from the funds, their advisers, sub-advisers, or their distributors along with the funds’ name recognition, asset class, the manager’s reputation, and fund performance.

The General Account

Purchase payments allocated to the general account and transfers to the general account become part of our general account assets. Our general account supports insurance and annuity obligations. The general account has not been registered under the Securities Act of 1933

Investment Choices

(“1933 Act”) nor is the general account registered under the Investment Company Act of 1940 (“1940 Act”) because of exemptive and exclusionary provisions. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. We have been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus which relate to the general account. Disclosures regarding the general account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

You can also make transfers of your contract value into the general account. You do not participate in the investment performance of the assets in the general account. Instead, we credit your contract with interest at a specified rate that we declare in advance. We guarantee this rate will be at least 3% per year. We may credit a higher rate of interest at our discretion.

Any part of your contract value that is held in the general account is subject to an interest rate factor adjustment. We explain the interest rate factor adjustment later in this prospectus. See the “Interest Rate Factor Adjustment” sub-section in the “Expenses” section of this prospectus and Appendix B to this prospectus for further information.

Contract Value

Your contract value is the sum of your value in the separate account and the general account.

Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your contract value in the separate account, we use a unit of measure called an accumulation unit. During the income phase of your contract we call the unit an annuity unit.

Accumulation Units

Every business day we determine the value of an accumulation unit for each of the separate account sub-accounts. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for insurance and other charges.

The value of an accumulation unit may go up or down from business day to business day.

The Statement of Additional Information contains more information on the calculation of the accumulation unit value.

When you make a purchase payment to the funds, we credit your contract with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a separate account sub-account by the value of one accumulation unit for that separate account sub-account. When you make a withdrawal, we deduct from your contract accumulation units representing the withdrawal amount.

We calculate the value of an accumulation unit for each separate account sub-account after the New York Stock Exchange closes each business day. Any change in the accumulation unit value will be reflected in your contract value.

Example:

On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the Oppenheimer Core Bond Fund/VA. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the Oppenheimer Core Bond Fund/VA is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the Oppenheimer Core Bond Fund/VA.

Minimum Contract Value

You must maintain a minimum contract value of $250 during the accumulation phase of your contract. If you fail to do so, we may, upon 60 days notice, return your contract value less any applicable fees or charges. Your contract will continue in force if you make purchase payments that restore your contract value to the minimum contract value within 60 days of the notice date.

Investment Choices/Contract Value

Transfers and Transfer Programs

General Overview

We have the right to terminate, suspend or modify the transfer and transfer program provisions described in this prospectus.

You can transfer all or part of your contract value. You can make transfers by telephone or by other means we authorize. To make transfers other than by telephone, you must submit a written request. We will use reasonable procedures to confirm that instructions given to us are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions, if we fail to use such procedures. We may tape record all telephone instructions.

We reserve the right to restrict the transfer privilege or to eliminate it entirely.

Transfers During the Accumulation Phase

You, or the beneficiary if a death benefit has become payable, may transfer all or part of the assets in a fund or the general account. You can make a transfer to or from the general account and to or from any fund. We currently do not impose a fee on transfers during the accumulation phase. However, we reserve the right to charge a fee in the future.

The following rules apply to any transfer during the accumulation phase:

1.	The minimum amount that you may transfer is $100.

2.	The total amount that you may transfer to or from the general account is limited to the greater of:

•	$25,000, or

•	30% of the general account balance at the end of the previous contract year.

3.	We only allow transfers between competing accounts during the window period. For this purpose, we consider the general account and the Oppenheimer Money Fund/VA “competing accounts”.

The window period is the last 30 days of each 5-year period. The 5-year period begins on the date you allocate contract value or a purchase payment to the general account.

4.	We restrict other transfers involving any competing account for certain periods:

•	for a period of 90 days following a transfer out of a competing account, you may not transfer into the other competing account.

•	for a period of 90 days following a transfer into a competing account, you may not transfer out of the other competing account.

5.	You may maintain contract value in a maximum of 10 investment choices at any one time. Therefore, you may maintain contract value in a maximum of 10 funds at any one time or 9 funds and the general account at any one time. If you want to transfer contract value to an eleventh investment choice, you must transfer 100% of your contract value from one or more of your current investment choices.

6.	We will apply an interest rate factor adjustment to any amount that you transfer from the general account unless the transfer occurs during the window period.

Your transfer is effective on the business day at the accumulation unit value next determined after we receive your fully completed request at our Annuity Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your fully completed request at our Annuity Service Center on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

Limits on Frequent Trading and Market Timing Activity

This contract and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

Transfers and Transfer Programs

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all contract owners and beneficiaries under the contract, including long-term contract owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers of contract value among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this contract.

We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the sub-accounts of the separate account, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy, and curtail their trading in every instance.

In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all contracts as a result of undetected abusive trading practices.

If we, or the investment adviser to any of the funds available with this contract, determine that a contract owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will not allow the contract owner to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our web-site, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund. Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason.

The funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the funds describe the funds’ frequent trading and market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contract owners who violate the frequent trading or market timing policies established by the fund.

Contract owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require that we restrict or prohibit further purchases or transfers as requested by a fund on all contracts owned by a contract owner whose trading activity under one variable contract has violated a fund’s frequent trading or market timing policy. If a fund believes that an omnibus order reflects one or more transfer requests from contract owners engaged in frequent trading or market timing activity, the fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only.

Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from a contract owner or other person authorized to conduct a transfer;

Transfers and Transfer Programs

•	limit the number of transfer requests that can be made during a contract year; and

•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all contract owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity.

We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all contract owners.

Transfers During the Income Phase

During the income phase you may make only 1 transfer of your value in the separate account each contract year. We do not permit transfers to or from the general account. We currently do not impose a fee on transfers during the income phase. However, we reserve the right to charge a fee in the future.

Dollar Cost Averaging Program

The Dollar Cost Averaging Program allows you to systematically transfer a set amount from the general account or a elected fund to any of the other funds. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. The Dollar Cost Averaging Program is available only during the accumulation phase.

Dollar cost averaging does not assure a profit and does not protect you against loss in declining markets. Since dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the Dollar Cost Averaging Program through periods of fluctuating price levels.

We offer 3 Dollar Cost Averaging Programs.

1.	Fixed dollar amount transfers from one fund to one or more other fund(s). The minimum transfer amount is $100.

2.	Fixed dollar amount transfers from the general account to one or more fund(s) except the Oppenheimer Money Fund/VA. The minimum transfer is $100.

You may elect this option only during the accumulation phase at the time of your initial purchase payment into the general account or on your contract anniversary date. We must receive your written request or request over the telephone to elect this option at least 5 business days before your contract anniversary.

We limit the amount you may transfer from the general account as follows:

•	In the initial contract year, you may transfer the greater of:

a)	30% of your initial purchase payment, or

b)	$25,000.

•	In subsequent contract years, you may transfer the greater of:

a)	30% of your contract value in the general account at the end of the previous contract year, or

b)	$25,000.

3.	You may elect to have the interest your contract value has earned while allocated to the general account transferred to any fund(s) except the Oppenheimer Money Fund/VA. You must have at least $5,000 in the general account on each transfer date to participate in this option. We waive the $100 minimum transfer amount for this option.

You may elect this option only:

•	at the time you make the initial purchase payment to the general account, or

•	in subsequent years, on your contract’s anniversary date.

We do not allow you to make additional transfers from the general account while Dollar Cost Averaging Options 2 or 3 are in effect, unless your contract is in the window period.

You can choose the frequency at which we make the dollar cost averaging transfers, i.e., monthly,

Transfers and Transfer Programs

quarterly, semi-annually or annually. You will also choose the specific date on which you would like the first dollar cost averaging transfer to occur. However, if we receive your fully completed election form or your request over the telephone at our Annuity Service Center less than 5 business days from the date you elect for your first dollar cost averaging transfer, we may defer the first transfer for one month. If you do not elect a start date, we will automatically start the Dollar Cost Averaging Program within 5 business days from the date we receive your fully completed election form or your request over the telephone. You may make changes to your election, including termination of the program, by written request or request over the telephone.

The Dollar Cost Averaging Option will terminate:

•	if you withdraw your total contract value;

•	if we have made the last transfer you elected;

•	if there is insufficient contract value to make the transfer;

•	upon payment of the death benefit;

•	if we receive from you a written request or request over the telephone to terminate the program at our Annuity Service Center at least 5 business days prior to the next transfer date;

•	if for option 3, your contract value in the general account falls below $5,000; or

•	if you begin receiving annuity payments.

We currently do not charge you for participation in the Dollar Cost Averaging Program. However, we reserve the right to charge for this feature in the future. We have the right to modify, terminate or suspend the Dollar Cost Averaging Program.

Withdrawals

During the accumulation phase you may make either partial or total withdrawals of your contract value. The contract does not provide a death benefit after you withdraw your full contract value.

We will pay any full or partial withdrawal to the qualified plan trustee or plan administrator, if you purchased your contract under a tax-qualified retirement plan, a non-qualified deferred compensation plan or a deferred compensation plan for a tax-exempt organization. The only exceptions are for required minimum distribution payments and for withdrawals from Keogh plans.

Unless you instruct us otherwise, we will take any partial withdrawal proportionally from your contract value in the funds and the general account. The minimum amount that you may withdraw from the separate account or general account is $100 unless your partial withdrawal is a required minimum distribution. We require that after you make a partial withdrawal you keep at least $250 in the contract. Partial withdrawals are subject to a surrender charge.

When you make a total withdrawal you will receive your contract value:

•	less any applicable surrender charge;

•	less any applicable premium tax;

•	less any contract maintenance fee, and

•	less any purchase payments we credited to your contract that have not cleared the bank, until they clear the bank.

We also apply the interest rate factor adjustment to amounts withdrawn from the general account, unless you withdraw amounts during the window period.

Requests in Writing.  To request a withdrawal in writing, submit to the Annuity Service Center, our fully completed partial surrender or surrender form. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a “letter of acceptance” from the financial institution.

Requests By Telephone.  We do not allow total withdrawal requests by telephone. However, you may request partial withdrawals by telephone subject to the following rules:

•	The person requesting the partial withdrawal is the contract owner;

•	The withdrawal amount may not exceed $25,000;

•	The check will be made payable to the contract owner;

•	The check will be sent to the address of the contract owner requesting the partial withdrawal;

•	A change of address must not have been made within 30 calendar days prior to the partial withdrawal request;

Transfers and Transfer Programs/Withdrawals

•

The request must not be for a withdrawal that is part of a series of substantially equal periodic payments made for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary; and

•	The contract must be a non-qualified contract or IRA contract (excluding deferred compensation plans).

Withdrawal Effective Date.  For written requests, your withdrawal is effective on the business day we receive, at the Annuity Service Center, our partial surrender or surrender form, fully completed, and, if applicable, a “letter of acceptance.” If we receive this item(s) at our Annuity Service Center on a non-business day or after our business day closes, your withdrawal request will be effective on the next business day. For telephone requests, your withdrawal is effective on the business day we receive your call. For calls received after the close of the business day, your withdrawal will be effective on the next business day.

Delivery of Withdrawal Amount.  We will pay any withdrawal amount within 7 days of the withdrawal effective date, unless we are required to suspend or postpone withdrawal payments.

Partial Withdrawals Used to Pay Investment Advisory Fees.  Some contract owners have their assets managed by one or more investment advisers. The investment advisers may assess a fee for their services. Their fees are specified in the respective account agreements and are separate from and in addition to the contract fees and expenses described in this prospectus. Some contract owners authorize their investment advisers to take one or more partial withdrawals from the contract in order to collect advisory or investment management fees. Withdrawals taken from this contract to pay such fees may be subject to a surrender charge, income tax and/or tax penalties. We encourage you to determine whether engaging in this activity is appropriate for you.

Systematic Withdrawal Program

This program provides for an automatic monthly, quarterly, semi-annual or annual payment to you from your contract of at least $100. Currently, we do not charge for this program, but we reserve the right to charge in the future.

You may elect to begin the Systematic Withdrawal Program on or after your first contract anniversary. You may elect this program in writing or over the telephone. Requests made over the telephone are subject to the rules for requests by telephone described in the Withdrawals—Requests by Telephone section of this prospectus.

The systematic withdrawal program is not available if you purchased the contract under a tax-qualified retirement plan, a non-qualified deferred compensation plan or a deferred compensation plan for a tax-exempt organization.

We will begin systematic withdrawals on the date you elect as long as we receive a fully completed written request or your request over the telephone at least 5 business days prior to the date you elected. If the start date you elect is less than 5 days after we receive your fully completed written request or request over the telephone, we may postpone the start of your systematic withdrawals for one month. If you do not elect a start date, we will automatically begin systematic withdrawals within 5 business days after we receive your request.

Your systematic withdrawal program ends:

•	if you withdraw your total contract value;

•	if your contract value is below $250;

•	if we receive, in good order, a notification of the owner’s death;

•	if we process the last withdrawal you elected;

•	if your value in a elected fund or the general account is insufficient to complete the withdrawal;

•	if you begin receiving annuity payments;

•	if you give us a written request or request over the telephone to terminate your program. We must receive your request at least 5 business days before the next scheduled withdrawal date.

The Systematic Withdrawal Program is available only during the accumulation phase. Withdrawals in excess of your free withdrawal amount may be subject to a surrender charge and interest rate factor adjustment.

Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.

Withdrawals

Expenses

There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges and expenses are:

Insurance Charges

Each business day we deduct our insurance charges from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units. The insurance charge has two parts: (1) the mortality and expense risk charge and (2) the administrative expense charge.

Mortality and Expense Risk Charge

This charge is equal, on an annual basis, to 1.07% of the daily value of the assets invested in each fund, after fund expenses are deducted. This charge is for:

•

the mortality risk associated with the insurance benefits provided, including our obligation to make annuity payments after the annuity date regardless of how long all annuitants live, the death benefits, and the guarantee of rates used to determine your annuity payments during the income phase;

•	the expense risk that the current charges will be insufficient to cover the actual cost of administering the contract.

If the current mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If this is the case, we may raise the mortality and expense risk charge in order to restore profitability. In no case will we raise the charge above the guaranteed amount which is 1.25% of the daily value of the assets invested in each fund, after fund expenses are deducted. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract.

Administrative Expense Charge

This charge is equal, on an annual basis, to 0.07% of the daily value of the assets invested in each fund, after fund expenses are deducted. We assess this charge, together with the annual contract maintenance fee, to reimburse us for all the expenses associated with the administration of the contract and the separate account. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs. We can increase this charge, but the combined total of the administrative expense charge and the mortality and expense risk charge will never exceed 1.50%.

Contract Maintenance Fee

We deduct $30 from your contract as a contract maintenance fee on the last day of each contract year during the accumulation phase and, if you fully withdraw your contract value. We may increase this charge, but it will not exceed $60 per year. Subject to state regulations, we will deduct the annual contract maintenance fee proportionately from the investment choices you have elected. For contracts issued to Pennsylvania residents, we will calculate this fee as a pro rata portion of the balance in each fund.

We will not deduct the contract maintenance fee after your contract begins the income phase. We do not expect to profit from this fee.

Surrender Charge

We do not deduct a sales charge when we receive a purchase payment. However, if you withdraw all of or any part of the contract value during the first 5 contract years, we may assess a surrender charge on the amount you withdraw that exceeds the free withdrawal amount. The surrender charge is 5% of the amount withdrawn. We use this charge to cover certain expenses relating to the sale of the contract. We will deduct any surrender charge as of the business day we receive your written request.

If you withdraw:

•	from more than one investment choice, we will deduct the surrender charge proportionately from the amounts remaining in the investment choice(s) you elected.

Expenses

•	the total value from an investment choice, we will deduct the surrender charge proportionately from amounts remaining in the investment choices that still have value.

•	your entire contract value, we will deduct the surrender from the contract value. You will receive a check for the net amount.

In addition to the free withdrawals described later in this section, we will not impose a surrender charge under the following circumstances:

•	If you cancel the contract during the 15 day free look period.

•	If you withdraw the entire contract value on the annuity income date.

•	If you take a partial or full withdrawal during the window period or after the first 5 contract years.

•	If we pay a death benefit.

•

If you redeem “excess contributions” to a plan qualifying for special income tax treatment. These types of plans are referred to as Qualified Plans, including Individual Retirement Annuities (IRAs) and Tax Sheltered Annuities (TSAs). We look to the Internal Revenue Code for the definition and description of excess contributions.

•

If you surrender your contract before April 30, 2008, and the proceeds of the surrender are used to purchase a new group annuity issued by MassMutual. The group annuity may be subject to charges upon surrender.

•	Upon payment of a minimum required distribution related to this contract that exceeds the free withdrawal amount;

•

When the contract is exchanged for another variable annuity contract issued by us or one of our affiliated insurance companies, of the type and class which we determine is eligible for such an exchange. A contingent deferred sales charge may apply to the contract received in the exchange. Exchange programs may not be available in all states. We have the right to modify, suspend or terminate any exchange program any time without prior notification. If you want more information about our current exchange programs, contact your registered representative or us at our Annuity Service Center.

C.M. Life guarantees that the aggregate surrender charge will never exceed 8.5% of the total purchase payments made. Further information about how the surrender charge is calculated can be found in the Statement of Additional Information.

Free Withdrawals

Beginning in the second contract year, you may withdraw an amount without incurring a surrender charge or an interest rate factor adjustment. The maximum you may withdraw without penalty is 10% of your contract value as of the end of the previous contract year. You may take this 10% in multiple withdrawals each contract year.

Window Period

The window period is the last 30 days of each 5-year period during which you have contract value in the general account. The 5-year period begins on the date you allocate contract value or a purchase payment to the general account. During this window period, you may surrender or transfer to any fund, part or all of your contract value in the general account without incurring a surrender charge or an interest rate factor adjustment. During the window period you may also surrender all or part of your contract value in the separate account without incurring a surrender charge.

Interest Rate Factor Adjustment

Except during the window period, we will apply an interest rate factor adjustment:

•	to any amount that you partially or fully withdraw (including transfers) from the general account during the accumulation phase, or

•	to any amount from the general account that you apply to a variable annuity option at the beginning of the income phase.

We base the interest rate factor adjustment on the interest rates payable on U.S. Treasury securities. This means that generally, if rates on U.S. Treasury securities are higher when you withdraw than when you made the payment, a negative adjustment will be applied to the amount you withdraw. This could result in your receiving an amount lower than the amount of your purchase payment(s). However, application of the interest rate factor adjustment will never result in a payment upon withdrawal that is lower than if the guaranteed rate had been 3%. If rates on U.S. Treasury securities are lower when you withdraw

Expenses

than when you made the payment, a positive adjustment will be applied to the amount you withdraw. This could result in your receiving an amount higher than the amount of your purchase payment(s).

We do not apply the interest rate factor adjustment during the window period or to free withdrawal amounts. Also, we do not apply the interest rate factor adjustment to contracts we issue to Pennsylvania residents.

See Appendix B to this prospectus for further information.

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from your contract value for them. Some of these taxes are due when your contract is issued, others are due when annuity payments begin. Currently we do not charge you for these taxes until you begin receiving annuity payments or when you fully withdraw your contract value. Premium taxes generally range from 0% to 3.5%, depending on the state.

Transfer Fee

We currently do not impose a fee on transfers during the accumulation phase or the income phase.

Income Taxes

We will deduct from the contract any income taxes that we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects investment management fees and other expenses already deducted from the assets of the fund. Please refer to the fund prospectuses for more information regarding these expenses.

The Income Phase

If you want to receive regular income from your annuity, you can choose to receive fixed and/or variable annuity payments under one of several options. You can choose the month and year in which those payments begin. We call that date the annuity income date. Your annuity income date cannot be earlier than 5 years after you buy the contract.

You choose your annuity income date and annuity option when you purchase your contract. You can change either at any time before the annuity income date provided you give us 30 days written notice. If you do not choose an annuity option, we will assume that you elected Annuity Option B with 10 years of payments guaranteed.

The latest annuity income date that you may elect is the annuitant’s 90th birthday. Unless you indicate otherwise, we will make annuity payments to the annuitant. After the annuitant dies, we will make any remaining guaranteed annuity payments to the beneficiary.

We make annuity payments based on the age and sex of the annuitant under all options except Option E. We may require proof of age and sex before annuity payments begin.

At the annuity income date, you have the same fund choices that you had in the accumulation phase. You can choose whether payments will be fixed, variable, or a combination of both. If you elect a combination of both, you must indicate which part of your contract value we should apply to the fixed and variable payment options. If you do not tell us otherwise, we will base your annuity payments on the investment allocations that are in place on the annuity date. Therefore, any amounts in the funds will be applied to a variable payout and any amounts in the general account will be applied to a fixed payout.

If your contract value is less than $2,000 on the annuity date, we reserve the right to pay you a lump sum rather than a series of annuity payments. If any annuity payment is less than $100, we reserve the right to change the payment basis to equivalent less frequent payments.

In order to avoid adverse tax consequences, you should begin to take distributions from your tax-

Expenses/The Income Phase

qualified contract no later than the beginning date required by the Internal Revenue Service. Such distributions should be at least equal to the minimum amount required by the Internal Revenue Service or paid through an annuity option that complies with the Required Minimum Distribution Rules of Internal Revenue Code section 401(a)(9). If your contract is an IRA, the required beginning date should be no later than April 1 of the year after you reach age 70 1/2. For qualified plans and TSAs, that date is no later than April 1 of the year following the later of the year you reach age 70 1/2 or the year in which you retire.

Fixed Annuity Payments

If you choose fixed payments, the payment amount will not vary. The payment amount will depend upon the following:

•	The value of your contract on the annuity date;

•	The deduction of premium taxes, if applicable;

•	The deduction of a surrender charge, if applicable;

•	The annuity option you select;

•	The age and sex of the annuitant (and joint annuitant if a joint payment option is elected);

•	The minimum guaranteed payout rates associated with your contract; and

•	The application of an interest rate factor adjustment, if applicable.

In most states, if the single premium immediate annuity rates offered by MassMutual on the annuity date are more favorable than the minimum guaranteed rates listed in your contract, those rates will be used.

Variable Annuity Payments

If you choose variable payments, the payment amount will vary with the investment performance of the funds. The first payment amount will depend on the following:

•	The value of your contract on the annuity date;

•	The deduction of premium taxes, if applicable;

•	The deduction of a surrender charge, if applicable;

•	The application of an interest rate factor adjustment, if applicable;

•	The annuity option you select;

•	The age and sex of the annuitant (and joint annuitant if a joint payment option is elected);

•	The minimum guaranteed payout rates associated with your contract; and

•	An assumed investment rate (AIR) of 4% per year.

If you elect to have your contract value in the general account applied to a variable annuity, your first variable annuity payment amount will also reflect the interest rate factor adjustment.

Future variable payments will depend on the performance of the funds you elected. If the actual performance exceeds the 4% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% plus the amount of the deductions, your annuity payments will decrease.

Annuity Unit Value

In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. We calculate the number of your annuity units at the beginning of the income phase. During the income phase, the number of annuity units will not change. However, the value of your annuity units will change to reflect the investment performance of the funds you elected. The Statement of Additional Information contains more information on how annuity payments and annuity unit values are calculated.

Annuity Options

The following annuity options are available. After annuity payments begin, you cannot change the annuity option or the frequency of annuity payments. In addition, during the income phase we do not allow withdrawals.

Annuity Option A – Life Income.  Under this option we make fixed and/or variable periodic payments as long as the annuitant is alive. After the annuitant dies we stop making payments.

Annuity Option B – Life Income with Period Certain.  We will make fixed and/or variable periodic payments for a guaranteed period, or as long as the annuitant lives, whichever is longer. The guaranteed period may be 5, 10 or 20 years. At the time the annuitant elects the annuity payment option, he/she may give the beneficiary the right to elect a lump sum payment equal to the commuted value of the remaining guaranteed annuity payments.

The Income Phase

Annuity Option C – Joint and Last Survivor Payments.  We will make fixed and/or variable periodic payments during the joint lifetime of 2 annuitants. When one dies, we will continue making these payments as if both annuitants were alive. We will not make payments after both annuitants have died.

Annuity Option D – Joint and 2/3 Survivor Annuity.  We will make fixed and/or variable periodic payments during the joint lifetime of 2 annuitants. We will continue making payments during the lifetime of the surviving annuitant. We will compute these payments for the surviving annuitant on the basis of two-thirds of the annuity payment (or units) in effect during the joint lifetime. We will not make payments after both annuitants have died.

Annuity Option E – Period Certain.  (not available as a variable income option) We will make periodic payments of a fixed amount for a specified period. The specified period must be at least 5 years and cannot be more than 30 years. In most states, if you do not want payments to continue for the remainder of the specified period, you may elect to have an amount equal to the commuted value of the remaining guaranteed annuity payments paid as a lump sum or applied to another annuity option.

Annuity Option F – Special Income Settlement Agreement.  We will pay you in accordance with terms agreed upon in writing by both you and us.

Limitation on Payment Options.  If you purchased the contract as a tax-qualified contract, the Internal Revenue Code may impose restrictions on the types of payment options that you may elect.

Death Benefit

Death Benefit During

The Accumulation Phase

If you or the annuitant die before the annuity income date, we will pay a death benefit to your beneficiary once we receive due proof of death and the contract at our Annuity Service Center. However, if the annuitant dies before you and there is a contingent annuitant who is less than 85 years old on the annuitant’s date of death, we will not pay any death benefit. The contract will continue in force with the contingent annuitant as the annuitant.

We determine the amount of death benefit payable at the time of payment. If the deceased was less than age 75 at the time of death, we will pay the greater of:

•	the contract value, or

•	the total purchase payments, less any withdrawals and charges (including any previously assessed contract maintenance fees.)

Otherwise, we will base payments on the contract value at the time of payment. We will not apply a surrender charge, interest rate factor adjustment or the current contract year’s contract maintenance fee to any death benefit payment.

The death benefit options that are available depend on whether you and the annuitant are the same person.

Death Of Contract Owner

If you and the annuitant are not the same person and you die before the annuitant and before the annuity income date, one of the following scenarios applies:

1.	If your spouse is the sole primary beneficiary and survives you, he/she may elect only death benefit option A, B or C within 1 year after your death. If your spouse does not make a election within 1 year of your death, your spouse will become the contract owner.

A surviving spouse who continues the contract will do so at the then current contract value. That value may be less than the death benefit.

2.	If the beneficiary is a natural person and not your spouse, the beneficiary may elect only death benefit option B or C within 1 year after your death. If the beneficiary does not make a election within 1 year of your death, we will pay the beneficiary in a single sum at that time.

3.	If the beneficiary is not a natural person, it may elect only death benefit option B or D within 1 year after your death.

4.	If no beneficiary survives you, we will declare the annuitant the beneficiary and scenario 1 or 2 above will apply. If no election is made within 1 year after your death, we will pay the death benefit in a single sum at that time.

The Income Phase/Death Benefit

If you, the contract owner, and the annuitant are the same person, and you die before the annuity income date, one of the following scenarios applies:

1.	If your surviving spouse is the sole primary beneficiary, he/she may elect only death benefit option B, C or G within 1 year after your death. If your spouse does not make a election within 1 year after your death, he/she will become the contract owner and annuitant under the contract.

A surviving spouse who continues the contract will do so at the then current contract value. That value may be less than the death benefit.

2.	If the beneficiary is a natural person but not your spouse, the beneficiary may elect only death benefit option B or C within 1 year after your death. If the beneficiary does not make a election within 1 year after your death, we will pay the death benefit to the beneficiary in a single sum at that time.

3.	If the beneficiary is not a natural person, it may elect only death benefit option B or D within 1 year after your death. If the beneficiary does not make a election within 1 year after your death, we will pay the death benefit in a single lump sum at that time.

4.	If no beneficiary survives you, we will pay the death benefit in a single sum to your estate within 5 years after the date of your death. If your estate does not make an election within 1 year after your death, we will pay the death benefit in a single sum at that time.

Death Of Annuitant

If you and the annuitant are not the same person and:

•	the annuitant dies before you, and

•	the annuitant dies prior to the annuity income date, and

•	there is no contingent annuitant younger than age 85, or

•	if the contract owner is not a natural person, one of the following scenarios applies:

1.	The beneficiary, if a natural person, may only elect death benefit option E or F within 1 year after the annuitant’s death. If the beneficiary does not make a election within 1 year after the annuitant’s death we will pay the death benefit to the beneficiary in a single sum at that time.

2.	If the beneficiary is not a natural person, it may only elect death benefit option D or E within 1 year after the annuitant’s death. If the beneficiary does not make a election within 1 year after the annuitant’s death, we will pay the death benefit in a single sum at that time.

3.	If no beneficiary survives the annuitant, we will consider you the beneficiary and preceding scenario 1 or 2 will apply.

Death Benefit Options

For purposes of these death benefit options, we determine life expectancy based on the tables in the Regulations, under Section 72 of the Code. The following death benefit options are available:

Option A – Become the contract owner;

Option B – Receive the death benefit as a single sum within 1 year after the contract owner’s death;

Option C – Receive the death benefit under any annuity option offered in the contract, provided the entire death benefit is distributed:

1.	within 5 years of the date of death; or

2.	over a period not extending beyond the life expectancy of the beneficiary; or

3.	over the life of the beneficiary.

If we are asked to pay the death benefit under Option C, scenario 2 or 3, we will pay the first installment within 1 year after the contract owner’s death.

Option D – Receive the death benefit under any annuity option offered in the contract, provided the entire death benefit is distributed within 5 years of the date of death;

Option E – Receive the death benefit as a single sum within 1 year after the annuitant’s death;

Option F – Receive the death benefit under any annuity option offered in the contract, provided the death benefit is distributed:

1.	over a period not extending beyond the life expectancy of the beneficiary; or

2.	over the life of the beneficiary.

We will pay the first installment within 1 year after the annuitant’s death.

Option G – Become the contract owner and annuitant of the contract, just as if the beneficiary had always been the contract owner and annuitant.

Death Benefit

The availability of certain death benefit options for tax-qualified contracts may be limited in order to comply with the required minimum distribution rules.

Death Of Annuitant On Or After The Annuity Income Date

If the annuitant dies on or after the annuity income date, any death benefit depends on the annuity option in effect on the annuitant’s date of death. We will distribute any remaining payments at least as rapidly as under the method of distribution being used as of the date of death.

If a beneficiary dies while receiving the benefits, we will pay any balance to the beneficiary’s estate in a lump sum. If no beneficiary survives the annuitant, we will pay any benefits to the estate of the last annuitant to die in a single sum.

Taxes

NOTE:  We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included in the Statement of Additional Information an additional discussion regarding taxes.

Annuity Contracts In General

Annuity contracts are a means of setting aside money for future needs – usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Simply stated, these rules provide that you will generally not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral. There are different rules as to how you are taxed depending on how you take the money out and the type of contract – qualified or non-qualified (see following sections).

You, as the owner of a non-qualified annuity, will generally not be taxed on increases in the value of your contract until a distribution occurs – either as a withdrawal or as annuity payments. When you make a withdrawal, you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have recovered all of your purchase payments are fully includible in income.

Certain states treat individuals in a same-sex marriage, civil union or domestic partnership as spouses for purposes of state law. However, current federal income tax law only recognizes spouses if they are married individuals of the opposite sex. Consequently, certain transactions such as a change of ownership or continuation of the contract after death, will be reported as taxable if the individuals involved in the transaction are of the same sex, despite their treatment as spouses under state law. A tax adviser should be consulted to determine proper federal and state tax treatment of any of the transactions described above.

When a non-qualified contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities) the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not generally applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

For variable annuity contracts, tax deferral depends on the insurance company, and not you having control of the assets held in the separate accounts. You can allocate account value from one fund of the separate account to another but cannot direct the investments each fund makes. If you have too much “investor control” of the assets

Death Benefit/Taxes

supporting the separate account funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn.

The Internal Revenue Service (IRS) has provided some guidance on investor control but several issues remain unclear. One unanswered question is whether a contract owner can have too much investor control if the variable contract offers a large choice of funds in which to invest account values.

We do not know if the IRS will issue any guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the contract, as necessary, so that you will not be treated as having investor control of the assets held under the separate account.

On June 7, 2001, President Bush signed into law the “Economic Growth and Tax Relief Reconciliation Act of 2001” (“EGTRRA”). Some of EGTRRA’s provisions include increased contribution limits for tax-qualified retirement plans, catch-up contribution limits for eligible participants and enhanced rollover opportunities. It is important to note that some states do not automatically conform their state income tax codes to reflect changes to the federal income tax code. Consequently, these states will not follow the provisions enacted by EGTRRA until they conform their income tax codes to the federal code. This nonconformity may result in state income tax consequences to participants of qualified retirement arrangements. Accordingly, participants of qualified retirement arrangements are urged to seek the advice of their independent tax counsel to determine whether any adverse state income tax consequences would result from their compliance with EGTRRA’s provisions.

Income Tax Withholding

All distributions or the portion of distributions includible in your gross income may be subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, in most cases, you may elect not to have taxes withheld or to have withholding done at a different rate.

Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the owner or joint and last survivor expectancy of the owner and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; or c) the portion of the distributions not includible in gross income (i.e., returns of after-tax contributions). The 20% withholding requirement also does not apply to hardship distributions from a 401(k) Plan or a tax-sheltered annuity made after December 31, 1998.

Qualified And Non-Qualified Contracts

If you purchase the contract as an individual and not under any tax-qualified retirement plan, specially sponsored program or an individual retirement annuity, your contract is referred to as a non-qualified contract.

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts.

If you purchase the contract under a tax-qualified retirement plan, specially sponsored program, or an individual retirement annuity (IRA), your contract is referred to as a qualified contract. Examples of tax-qualified retirement plans are: deductible and non-deductible IRAs, Tax Sheltered Annuities (TSAs), and pension and profit-sharing plans, which include 401(k) plans and H.R. 10 Plans.

This contract is not designed to be used in ERISA-covered plans. C.M. Life will not sell this contract to qualified pension and profit sharing plans, SEPS, Section 457 deferred compensation plans or ERISA-covered TSA programs. The term “Qualified Plans” or “tax-qualified retirement plan” as used in this prospectus refers only to plans that have certain tax advantages under the

Taxes

Internal Revenue Code and does not denote ERISA-covered plans.

Withdrawals – Non-Qualified Contracts

The Code generally treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. The withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

(1)	paid on or after you reach age 59 1/2;

(2)	paid to your beneficiary after you die;

(3)	paid if you become totally disabled (as that term is defined in the Code);

(4)	paid in a series of substantially equal periodic payments made annually (or more frequently) for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

(5)	paid under an immediate annuity; or

(6)	which come from purchase payments made before August 14, 1982.

Withdrawals – Qualified Contracts

If you have no cost basis for your interest in a qualified contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be available for certain distributions from a qualified contract.

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from tax-qualified retirement plans, including contracts issued and qualified under Code Sections 401 (Pension and Profit-Sharing Plans), (403 Tax-Sheltered Annuities), 408 (Individual Retirement Annuities - IRAs), and 408A (Roth IRAs). Exceptions from the penalty tax are as follows:

•	distributions made on or after you reach age 59 1/2;

•	distributions made after your death or disability (as defined in Code Section 72(m)(7));

•

after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from IRAs, a severance from employment is not required);

•	distributions made after severance from employment if you have reached age 55 (not applicable to distributions from IRAs);

•	distributions made to you up to the amount allowable as a deduction to you under Code Section 213 for amounts you paid during the taxable year for medical care;

•	distributions made on account of an IRS levy made on a qualified retirement plan or IRA;

•	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

•

distributions from an IRA for the purchase of medical insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days

•	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7)) for the taxable year; and

•	distributions from an IRA which are qualified first-time home buyer distributions (as defined in Code Section 72(t)(8)).

Generally, distributions from a tax-qualified retirement plan must begin no later than April 1st of the calendar year following the later of (a) the year in which you attain age 70 1/2 or (b) the calendar year in which you retire. The date set forth in (b) does not apply to an IRA. Required distributions do not apply to a Roth IRA during your lifetime. Required distributions generally

Taxes

must be over a period not exceeding your life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. Under the Code Section 401(a)(9) regulations, required distributions may be made over joint lives or joint life expectancies if your designated beneficiary is your spouse who is more than 10 years younger than you. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

Withdrawals – Tax-Sheltered Annuities

The Code limits the withdrawal of purchase payments made by owners through salary reductions from certain Tax-Sheltered Annuities. Withdrawals of salary reduction amounts and their earnings can only be made when an owner:

(1)	reaches age 59 1/2;

(2)	has a severance from employment;

(3)	dies;

(4)	becomes disabled, as defined by the Code; or

(5)	makes a withdrawal due to a hardship, as defined by the Code.

In the case of hardship, the owner can only withdraw the purchase payments and not any earnings. Salary reduction payments cannot be made for 6 months following a hardship withdrawal.

Any contract value as of December 31, 1988 is not subject to these restrictions. Additionally, return of “excess contributions” or amounts paid to a spouse as a result of a qualified domestic relations order are generally not subject to these restrictions.

Withdrawals – Texas Optional Retirement Program

No withdrawals may be made in connection with a contract issued pursuant to the Texas Optional Retirement Program for faculty members of Texas public institutions of high learning before you:

•	terminated employment in all such institutions and repay employer contributions if termination occurs during the first twelve months of employment;

•	retire;

•	die; or

•	attain age 70 1/2

Withdrawals – 457(b) Deferred

Compensation Plans

Amounts may not be paid to a participant of a 457(b) deferred compensation plan prior to the participant’s:

•	attainment of age 70 1/2;

•	severance from employment;

•	incurring an unforeseeable emergency; or

•	compliance with a qualified domestic relations order (QDRO).

In certain circumstances, amounts may also be distributed upon termination of the deferred compensation plan or if the contract contains $5,000 or less, as provided by the plan.

Governmental 457(b) deferred compensation plans are subject to the required minimum distribution rules of Code Section 401(a)(9). The sections of this prospectus and the statement of additional information related to qualified contracts contain more detailed information regarding these rules.

Non-Resident Aliens

Generally, a pre-death distribution from a contract to a non-resident alien is subject to federal tax withholding at a rate of 30% of the amount of income that is distributed. A “non-resident alien” is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the Internal Revenue Service. Some distributions to non-resident aliens may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN, providing us with: (1) proof of residency (in accordance with Internal Revenue Service requirements); and (2) a U.S. individual taxpayer identification number. If the non-resident alien does not meet the above conditions, we will withhold 30% of the income from the distribution.

Taxes

Terminal Illness Benefit

Before your 75th birthday, you may elect a Terminal Illness Benefit. This benefit is not available in all states. We will require proof that you are terminally ill and not expected to live more than 12 months. This proof will include certification by a licensed medical practitioner performing within the scope of his/her license. You may not be the licensed medical practitioner, nor can the medical practitioner be the parent, spouse or child of the contract owner, annuitant or contingent annuitant.

We will determine the amount of payment when we receive your written request. The Terminal Illness Benefit will equal the death benefit we would pay on your contract.

We will not apply a surrender charge, interest rate factor adjustment or contract maintenance fee with respect to any Terminal Illness Benefit. Payment of the Terminal Illness Benefit will terminate the contract.

Distribution

MML Distributors, LLC (“MML Distributors”), a limited liability corporation, is the principal underwriter of the contract. MML Distributors is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc. MML Distributors is a subsidiary of MassMutual. Pursuant to an Underwriting and Servicing Agreement, MML Distributors receives compensation for its activities as underwriter for the contract.

The contract is sold by both registered representatives of MML Investors Services, Inc. (“MMLISI”), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors (“broker-dealers”). Commissions are paid to MMLISI and all broker-dealers who sell the contract. Commissions for sales of the contract by MMLISI registered representatives are paid by MassMutual through MMLISI to those registered representatives. Commissions for sales of the contract by

Other Information

registered representatives of other broker-dealers are paid by MassMutual through MML Distributors to those broker-dealers.

Additional Compensation Paid to MMLISI. Most MMLISI registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips. Sales of this contract may help these registered representatives and their supervisors qualify for such benefits.

Additional Compensation Paid to Certain Broker-Dealers. We and MML Distributors make additional commission payments to certain broker-dealers in the form of asset-based payments and sales-based payments. We also make cash payments and non-cash payments to certain broker-dealers. The asset-based and sales- based payments are made to participate in those broker-dealers’ preferred provider programs or marketing support programs, or to otherwise promote this contract. Asset-based payments are based on the value of the assets in the MassMutual contracts sold by that broker-dealer. Sales-based payments are paid on each sale of the contract and each subsequent purchase payment applied to the contract. Cash payments are made to attend sales conferences and educational seminars sponsored by certain broker-dealers. Non-cash payments include various promotional items. The total compensation paid for the sale of this contract, including commissions and cash payments, may range up to 8.0% of purchase payments made to a contract and/or 1.50% of contract value annually. For a list of the broker-dealers to whom we currently pay additional commissions in the form of asset-based or sales-based payments for selling this contract, visit www.massmutual.com/compensation or call the Annuity Service Center at the number shown on page 1 of this prospectus.

Other Information

The additional compensation arrangements described in the preceding paragraphs are not offered to all broker-dealers and the terms of such arrangements may differ among broker-dealers. Some broker-dealers may receive two or more of these payments. Such payments may give us greater access to the registered representatives of the broker-dealers that receive such compensation or may influence the way that a broker-dealer markets the contract. Any such compensation will be paid by MML Distributors or us out of the assets of either MML Distributors or us and will not result in any additional direct charge to you.

The additional compensation arrangements may provide a registered representative with an incentive to sell this contract over other available variable annuity contracts whose issuers do not provide such compensation or who provide lower levels of such compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this contract. You may contact your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a contract.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the surrender charge. We may also use some of the payments that we receive from certain funds to help us make these cash and non-cash payments.

Electronic Transmission Of Application Information

Subject to state availability, upon agreement with a limited number of broker-dealers and in certain conditions, we will accept electronic data transmissions of application information. Contact our Annuity Service Center for more information.

Assignment

You can assign the contract at any time during your lifetime. We will not be bound by the assignment until we receive written notice of the assignment. We will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment. You may be subject to tax consequences if you assign your contract.

If you assign your contract, your rights may only be exercised with the consent of the assignee of record.

Misstatement Of Age Or Sex

If the annuitant’s age or sex has been stated incorrectly, the annuity payment we will make is what is appropriate for the correct age and sex. After we correct the mistake, the annuitant will receive the sum of any underpayments within 30 calendar days. If we have made any overpayments, we will subtract the amount of the overpayments from the annuity payments(s) we make following the correction.

Voting Rights

We are the legal owner of the fund shares. However, when a fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares, for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. This may result in a small number of contract owners controlling the outcome of the vote. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your contract and while the annuitant is living, we determine the number of shares you may vote by dividing your contract value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.

Reservation Of Rights

We reserve the right to:

•	substitute another fund for one of the funds you have elected, and

•	add or eliminate sub-accounts.

If we do so, we will receive prior approval from the Securities and Exchange Commission, if necessary. We will give you notice of our intent to exercise one of these rights.

Other Information

Changes to the Contract.  We reserve the right to amend the contract to meet the requirements of applicable federal or state laws or regulations, or as otherwise provided in the contract. We will notify you by written notice of such amendments.

Suspension Of Payments Or Transfers

We may be required to suspend or postpone payments for withdrawals or transfers from the funds for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings); or

•	trading on the New York Stock Exchange is restricted; or

•	an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds;

•	during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

We reserve the right to defer payment for a withdrawal from the general account for the period permitted by law but not for more than six months.

Anti-Money Laundering

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a contract owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Legal Proceedings

C.M. Life is involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. While C.M. Life is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to C.M. Life’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty.

C.M. Life and MassMutual, its parent, along with numerous other defendants, have been named in an adversary proceeding in the Enron bankruptcy.

In 2005, C.M. Life received final approval of a nationwide class action settlement involving alleged insurance sales practices claims. In 2006, all appeals to this settlement were resolved. The settlement class includes all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies or term life policies issued between January 1, 1983 and December 31, 2003. As of December 31, 2006, C.M. Life has paid $20 million of the original $43 million accrual.

It is the opinion of management that the ultimate resolution of these matters will not materially impact C.M. Life’s financial position or liquidity. However, the outcome of a particular proceeding may be material to C.M. Life’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of C.M. Life’s income for the period.

C.M. Life and its parent are subject to governmental and administrative proceedings and regulatory examinations and investigations in the ordinary course of business. C.M. Life has cooperated fully with these regulatory agencies with regard to their examinations and investigations and has responded to information requests and comments.

These examinations and investigations include industry-wide investigations of issues such as (a) late trading and market timing in connection with mutual funds and variable insurance contracts, (b) revenue sharing, and (c) compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products. In connection with examinations and investigations, C.M. Life and its parent have been contacted by various regulatory agencies and state attorneys general including the Securities and Exchange Commission, National Association of Securities Dealers, Commonwealth of Massachusetts Division of Insurance, State of Connecticut Insurance Department, and the Attorneys General of Connecticut, Massachusetts and New York.

C.M. Life believes that it is reasonable to expect that regulatory inquiries, examinations and investigations into the financial services industry

Other Information

will continue for the foreseeable future and may result in new industry-wide legislation, rules, and regulations that could significantly affect the financial services industry as a whole. It is the opinion of management that the ultimate resolution of these matters will not materially impact C.M. Life’s financial position or liquidity. The outcome of a particular matter may be material to C.M. Life’s operating results for a particular period depending upon, among other factors, the size of the matter and the level of C.M. Life’s income for the period.

Financial Statements

We have included our statutory financial statements and those of the separate account in the Statement of Additional Information.

Additional Information

For further information about the contract, you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a form for that purpose.

The Table of Contents of this statement is as follows:

1.	C. M. Life Insurance Company

2.	Custodian

3.	The Separate Account

4.	Accumulation Unit Values

5.	Annuity Units and Unit Values

6.	Income Phase Transfer Formulas

7.	Surrender Charge Calculation

8.	Records, Reports and Services

9.	Distribution and Administration

10.	Purchase of Securities Being Offered

11.	Federal Tax Matters

12.	Experts

13.	Financial Statements

Other Information

[This page intentionally left blank]

To:	MassMutual Financial Group

Annuity Service Center HUB

P.O. Box 9067

Springfield, MA 01102-9067

Please send me a Statement of Additional Information for C.M. Life’s Panorama Plus.

Name

Address

City	State	Zip

Telephone

[This page intentionally left blank]

Appendix A – Panorama Plus Separate Account Condensed

Financial Information

The following schedules include accumulation unit values for the periods indicated. We have extracted this data from the separate account’s audited financial statements. You should read this information in conjunction with the separate account’s audited financial statements and related notes that are included in the Statement of Additional Information.

Accumulation Unit Values

Sub-Account	Dec. 31, 1997	Dec. 31, 1998	Dec. 31, 1999	Dec. 31, 2000	Dec. 31, 2001	Dec. 31, 2002	Dec. 31, 2003	Dec. 31, 2004	Dec. 31, 2005	Dec. 31, 2006
Money Market	$1.19	$1.24	$1.29	$1.35	$1.39	$1.40	$1.39	$1.39	$1.41	$1.46
Government Securities	1.39	1.49	1.45	1.61	1.71	1.85	1.88	1.94	1.94	1.99
Income	1.42	1.50	1.46	1.54	1.64	1.76	1.86	1.94	1.97	2.05
Total Return	1.86	2.04	1.99	1.92	1.76	1.49	1.79	1.93	2.00	2.21
Growth	2.52	2.70	2.57	2.22	1.96	1.57	1.97	2.12	2.24	2.53
International Growth	1.50	1.77	2.63	2.35	1.76	1.24	1.85	2.15	2.43	3.14
MML American Century Income & Growth[1],3	N/A	N/A	1.11	0.98	0.89	0.71	0.91	1.01	1.05	1.21
MML T. Rowe Price Mid Cap Growth[1],3	N/A	N/A	1.19	1.27	1.24	0.97	1.32	1.55	1.75	1.85
Contrafund[1]	N/A	N/A	1.14	1.06	0.92	0.82	1.04	1.19	1.38	1.52
Main Street[2]	N/A	N/A	1.11	1.01	0.89	0.72	0.90	0.97	1.02	1.16

Accumulation Units Outstanding

	Dec. 31, 1997	Dec. 31, 1998	Dec. 31, 1999	Dec. 31, 2000	Dec. 31, 2001	Dec. 31, 2002	Dec. 31, 2003	Dec. 31, 2004	Dec. 31, 2005	Dec. 31, 2006
Money Market	12,091,336	14,186,953	19,384,715	10,472,850	10,476,454	9,785,691	6,812,761	4,277,848	3,006,867	2,679,000
Government Securities	11,672,397	11,323,817	8,546,351	6,210,576	5,580,920	6,185,530	4,724,001	3,621,424	3,026,157	2,450,869
Income	21,424,948	22,174,564	16,661,593	10,814,373	9,800,180	8,346,078	7,101,171	5,662,157	4,899,433	4,023,066
Total Return	224,379,585	209,536,235	155,032,383	89,826,679	66,383,582	50,959,458	42,984,338	36,625,517	29,924,384	24,264,836
Growth	128,553,850	128,161,817	86,617,273	49,296,917	36,917,500	28,535,751	24,500,608	20,982,183	17,555,403	14,668,151
International Growth	44,128,995	41,761,023	33,381,406	28,595,060	21,601,968	16,412,127	13,680,649	12,064,614	10,189,667	8,902,725
MML American Century Income & Growth[1,3]	N/A	N/A	32,447,776	32,637,999	24,735,233	19,193,086	15,778,648	13,686,933	11,508,080	9,182,385
MML T. Rowe Price Mid Cap Growth[1],3	N/A	N/A	18,995,014	28,539,005	23,715,244	17,921,465	15,965,622	13,808,918	12,268,720	10,843,542
Contrafund[1]	N/A	N/A	45,292,817	50,364,591	38,604,489	28,754,720	24,576,719	21,459,883	19,356,950	17,458,020
Main Street[2]	N/A	N/A	9,952,682	26,213,877	21,673,148	16,832,647	14,389,314	12,795,137	10,649,608	8,725,481

1 Public offering commenced May 1, 1999.

2 Public offering commenced October 1, 1999.

3 Effective April 28, 2006, this sub-account was re-named. See “Appendix C – April 28, 2006 Fund Substitution”.

Appendix A

Appendix B – Interest Rate Factor Adjustment Calculation

Except during the window period or on free withdrawal amounts, we will apply an interest rate factor adjustment:

•	to any amount that you partially or fully withdraw (including transfers) from the general account during the accumulation phase, or

•	to any amount from the general account that you apply to a variable annuity option at the beginning of the income phase.

We base the interest rate factor adjustment on the interest rates payable on U.S. Treasury securities. This means that generally, if rates on U.S. Treasury securities are lower when you withdraw than when you made the payment, a positive adjustment will be applied to the amount you withdraw. This could result in your receiving an amount higher than the amount of your purchase payment(s).

If rates on U.S. Treasury securities are higher when you withdraw than when you made a payment, a negative adjustment could be applied to the amount you withdraw. That negative adjustment will never result in a payment upon withdrawal that is lower than if the guaranteed rate had been 3%.

The interest rate factor adjustment will reflect the relationship between:

1.	the weighted average of U.S. Treasury Index Rates corresponding to aggregate purchase payments and transfers into the general account during the current five-year period (as adjusted for partial withdrawals or transfers out of the general account),

2.	the U.S. Treasury Index Rate which would be applicable during the time remaining in the current five-year period on the date of the withdrawal, and

3.	the time remaining in the current five-year period.

In general, if the weighted average of U.S. Treasury Index Rates corresponding to purchase payments and transfers during the current five- year period is lower than the U.S. Treasury Index Rate which would be applicable during the time remaining in the current five-year period, then the application of the interest rate factor adjustment will result in a lower payment upon withdrawal.

We do not apply the interest rate factor adjustment during the window period or to free withdrawal amounts. Also, we do not apply the interest rate factor adjustment to contracts we issue to Pennsylvania residents.

The partial withdrawal interest rate factor adjustment formula is:

(1 – 1/IRF) × (GAPW – GAF + GAPSC) = IRFA.

If you make a partial withdrawal, we do not apply an interest rate factor adjustment if the general account free withdrawal amount exceeds the general account portion of the partial withdrawal.

The full withdrawal interest rate factor adjustment formula is:

(IRF – 1) × (GAFW – GAF) = IRFA.

Where:

(GAPW) is the general account Partial Withdrawal Amount.

(GAFW) is the general account Full Withdrawal Amount.

(GAF) is the general account Free Withdrawal Amount.

(GAPSC) is the general account portion of the Partial Surrender Charge Amount determined as follows:

GAPSC = (GAPW – GAF) × 5%/95%, but not less than zero.

(IRF) is the Interest Rate Factor.

(IRFA) is the Interest Rate Factor Adjustment.

The interest rate factor is determined by the following formula:

IRF = MAX	((1 + Ta)(N/12)	GAFW 3%	)
	(1.003 + Tb)(N/12),	GAFW

Appendix B

Where:

(Ta) is the weighted average of the U.S. Treasury Index Rates which correspond to the purchase payments and/or transfers allocated to the general account during the current five-year period.

We determine the U.S. Treasury Index Rate corresponding to each such allocation by the number of full years and fractions thereof (but not less than 1 year) remaining from the date of the allocation until the end of the current five-year period. For purposes of determining the average of these rates, each U.S. Treasury Index Rate is weighted by the amount of the corresponding allocation (as adjusted to reflect any partial withdrawal and/or transfers from the general account subsequent to such allocation). We will treat the general account balance at the beginning of any five-year period as a new allocation for purposes of this calculation.

We shall adjust each allocation made prior to a partial withdrawal and/or transfer from the general account (other than the current withdrawal) by multiplying such allocation by the following fraction:

1 – PW/GAB

Where:

(PW) is the amount of the partial withdrawal and/or transfer from the general account made subsequent to the allocation,

(GAB) is the beginning general account balance on the date of the partial withdrawal and/or transfer from the general account,

We will calculate a separate adjustment for each prior partial withdrawal and/or transfer from the general account.

(Tb) is the U.S. Treasury Index Rate with a maturity equal to the number of full years and fractions thereof (but not less than 1 year) remaining in the current five-year period on the date of the partial or full withdrawal,

(N) is the number of whole months remaining in the current five-year period as of the date of the partial or full withdrawal (rounded down),

1.003 builds into the formula a factor representing our direct and indirect costs associated with liquidating general account assets in order to satisfy withdrawal requests or to begin making annuity income payments (to the extent the general account balance is applied to purchase a variable annuity). We have added this adjustment of .30% to the denominator of the formula because we anticipate that a substantial portion (more than half) of applicable general account portfolio assets will be in relatively illiquid private placement securities. Thus, in addition to direct transaction costs, if we must sell such securities (e.g., because of withdrawals), the market price may be lower because they are not registered securities. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, this factor will result in a small but negative interest rate factor adjustment.

(GAFW3%) is the general account Full Withdrawal Amount calculated at 3% since the inception of the contract. If this amount would become negative during the calculation, it is set equal to zero.

(IRF) is the interest rate factor.

Examples

The following examples illustrate the calculation of the interest rate factor and the interest rate factor adjustment.

In the following examples, we apply the interest rate factor adjustment formula so as to produce only positive numbers, which we then add to, or subtract from, the withdrawal proceeds for full general account balance withdrawals, or the remaining general account balance for partial general account balance withdrawals. For example, if the interest rate factor is .7, then the interest rate factor adjustment calculation illustrated below will show 1-.7, rather than .7-1, to result in a positive number.

For all the following examples, we have assumed GAFW equals $50,000 and GAFW3% equals $45,000.

For examples 1 and 2, assume no change in interest rates.

1)	Assume a $50,000 general account balance at the beginning of the second five-year period, and a full withdrawal at that time.

Appendix B

Also, assume the U.S. Treasury Index Rate at that time is 7%.

THEN: IRF	=	(1.07)(5)	=	.9861

(1.073)(5)

Interest Rate Factor Adjustment [deducted from proceeds] =

(1 – .9861) × ($50,000 – $5,000) = $625.50.

2)	Assume a $50,000 general account balance at the beginning of the tenth contract year with a full withdrawal at that time.

Also, assume the U.S. Treasury Index Rate remains at 7% for all maturities.

THEN: IRF	=	1.07	=	.9972

1.073

Interest Rate Factor Adjustment [deducted from proceeds] =

(1 – .9972) × ($50,000 – $5,000) = $126.00.

For examples 3 and 4, assume a general account balance of $50,000 at the beginning of the seventh contract year.

3)	Assume a full withdrawal at the beginning of the seventh contract year:

a)	Assume that the beginning U.S. Treasury Index Rate was 7%, and the current U.S. Treasury Index Rate is 5.40%.

(This is a decrease in rates of 1.60%). Then the IRF = 1.05

Interest Rate Factor Adjustment [added to products] =

(1.05 – 1) × ($50,000 – $5,000) = $2,250.

Thus, the actual amount of withdrawal proceeds paid =

$50,000 + $2,250 – $30 = $52,220.

Note: The contract maintenance fee ($30) applies to full withdrawals.

b)	Assume that the beginning U.S. Treasury Index Rate was 7%, and the current U.S. Treasury Index Rate is 8.08%.

(This is an increase in rates of 1.08%). Then the IRF = .95

Interest Rate Factor Adjustment [deducted from proceeds] =

(1 – .95) × ($50,000 – $5,000) = $2,250.

Thus, the actual amount of withdrawal proceeds paid =

$50,000 – $2,250 – $30 = $47,720.

Note: The contract maintenance fee ($30) applies to full withdrawals.

4)	Assume a partial withdrawal of $10,000 at the beginning of the seventh contract year:

a)	Assume that the beginning U.S. Treasury Index Rate was 7%, and the current U.S. Treasury Index Rate is 5.40%.

(This is a decrease in rates of 1.60%). Then the IRF = 1.05

Interest Rate Factor Adjustment =

{	1	-	1	}	× ($10,000 – $5,000) = $238.10.

1.05

Thus, the general account balance would be reduced by
$10,000 – $238.10 = $9,761.90.

b)	Assume that the beginning U.S. Treasury Index Rate was 7%, and the current U.S. Treasury Index Rate is 8.08%.

(This is an increase in rates of 1.08%). Then the IRF = .95

Interest Rate Factor Adjustment =

{	1	-	1	}	× ($10,000 – $5,000) = $236.10.

.95

Thus, the general account balance would be increased by
$10,000 + $263.16 = $10,263.16.

The Applicability of the Interest Rate Factor Adjustment on Withdrawals

The following examples illustrate the impact of the interest rate factor adjustment together with the surrender charge on withdrawal proceeds. For examples 1 and 2, assume a general account balance of $50,000 at the beginning of the second contract year.

1)	Assume a full withdrawal at the beginning of the second contract year.

a)	Assume that the beginning U.S. Treasury Index Rate was 7%, and the

Appendix B

current U.S. Treasury Index Rate is 4.18%.

(This is a decrease in rates of 2.82%). Then the IRF = 1.10

Surrender Charge =
($50,000 – $5,000) × .05 = $2,250

Interest Rate Factor Adjustment =
(1.10 – 1) × ($50,000 – $5,000) = $4,500

Thus, the actual amount of withdrawal proceeds paid =
$50,000 – $2,250 + $4,500 – $30 = $52,220

Note: The contract maintenance fee ($30) applies to full withdrawals.

b)	Assume that the beginning U.S. Treasury Index Rate was 7%, and the current U.S. Treasury Index Rate is 9.56%.

(This is an increase in rates of 2.56%). Then the IRF = .9

Surrender Charge =
($50,000 – $5,000) × .05 = $2,250

Interest Rate Factor Adjustment =
(1 – .9) × ($50,000 – $5,000) = $4,500

Thus, the actual amount of withdrawal proceeds paid =
$50,000 – $2,250 – $4,500 – $30 = $43,220

Note: The contract maintenance fee ($30) applies to full withdrawals.

2)	Assume a partial withdrawal of $10,000 at the beginning of the second contract year.

a)	Assume that the beginning U.S. Treasury Index Rate was 7%, and the current U.S. Treasury Index Rate is 4.18%.

(This is a decrease in rates of 2.82%.) Then the IRF = 1.10

Surrender Charge =
($10,000 – $5,000) × .05/.95 = $263.16.

Interest Rate Factor Adjustment =

{	1	-	1	}	× ($10,000 –$5,000) = $478.47.

1.10

Thus, the general account balance will be reduced by:

$10,000 + $263.16 – $478.47 = $9,784.69

b)	Assume that the beginning U.S. Treasury Index Rate was 7%, and the current U.S. Treasury Index Rate is 9.56%.

(This is an increase in rates of 2.56%.) Then the IRF = .90

Surrender Charge =
($10,000 – $5,000) × .05/.95 = $263.16

Interest Rate Factor Adjustment =
(1 – 1.90) × ($10,000 – $5,000 + $263.16) = $584.80

Thus, the general account balance will be reduced by:

$10,000 + $263.16 + $584.80 = $10,847.96

Appendix B

Appendix C – April 28, 2006 Fund Substitution

When you allocate your contract value to a fund, you are actually allocating contract value to one of our separate account sub-accounts. Each sub-account invests in a specific fund. Effective April 28, 2006, we implemented a fund substitution. As a result, any contract value allocated to a “replaced fund” is now invested in a “replacement fund.” The replaced funds are no longer available investment choices through the contract.

The table below reflects the replaced funds and sub-account names and the replacement funds and sub-account names.

Replaced Fund (no longer available)	Replacement Fund	Former Sub-Account	Current Sub-Account
American Century® VP Income & Growth Fund	MML Income & Growth Fund	American Century VP Income and Growth	MML American Century Income & Growth
T. Rowe Price Mid-Cap Growth Portfolio	MML Mid Cap Growth Fund	T. Rowe Price Mid Cap Growth	MML T. Rowe Price Mid Cap Growth

Appendix C

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

PANORAMA PLUS VARIABLE ANNUITY

C.M. LIFE INSURANCE COMPANY

(Depositor)

PANORAMA PLUS SEPARATE ACCOUNT

(Registrant)

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2007

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the prospectuses for the Panorama Plus variable annuity contract and for the underlying funds. You may obtain a copy of the prospectus dated May 1, 2007 by calling 1-800-272-2216 (press 2), or by writing to the MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067.

1

C.M. LIFE INSURANCE COMPANY

In this Statement of Additional Information, “we,” “us,” and “our” refer to C.M. Life Insurance Company (C.M. Life). C.M. Life is a wholly-owned stock life insurance subsidiary of Massachusetts Mutual Life Insurance Company (MassMutual). C.M. Life provides life insurance and annuities to individuals and group life insurance to institutions. MassMutual is a diversified financial services company providing life insurance, disability income insurance, long-term care insurance, annuities, retirement and other products to individual and institutional customers. MassMutual is organized as a mutual life insurance company. C.M. Life’s home office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06082.

CUSTODIAN

The shares of the underlying funds purchased by the sub-accounts are held by C.M. Life as custodian of Panorama Plus Separate Account (the “Separate Account”).

THE SEPARATE ACCOUNT

The Separate Account was established as a separate account under the laws of the State of Connecticut, on September 25, 1991.

Under Connecticut law, the assets of the Separate Account are owned by C.M. Life, but they are held separately from the other assets of C.M. Life, and are not chargeable with liabilities incurred in any other business operation of C.M. Life (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). Income, gains, and losses incurred on the assets in the sub-accounts of the Separate Account, whether or not realized, are credited to or charged against that sub-account, without regard to other income, gains or losses of any other investment account or sub-account of C.M. Life. Therefore, the investment performance of any sub-account is entirely independent of the investment performance of C.M. Life’s General Account assets or any other separate account maintained by C.M. Life.

The Separate Account is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended, (the “1940 Act”) as a unit investment trust. It meets the definition of a “separate account” under the federal securities laws. However, the SEC does not supervise the management or the investment practices or policies of the Separate Account or of C.M. Life.

ACCUMULATION UNIT VALUES

Accumulation Units.    Accumulation units are used to account for all amounts allocated to or withdrawn from the Separate Account. C.M. Life will determine the number of accumulation units of a sub-account purchased or canceled by dividing the net purchase payment allocated to (or the amount withdrawn from) the sub-account by the dollar value of one accumulation unit on the date of the transaction. The Separate Account balance will consist of the sum of the value of all accumulation units in all sub-accounts credited to the contract on the applicable valuation date.

Accumulation Unit Value.    The value of an accumulation unit in a sub-account on any valuation date is the product of (a) the value on the preceding valuation date and (b) the net investment factor for the sub-account for the valuation period just ended.

A Valuation Date is every day on which C.M. Life and the New York Stock Exchange (NYSE) are open for business, but shall not include any day on which trading on the NYSE is restricted, or on which an emergency

2

exists, as determined by the Securities and Exchange Commission and/or respective governing bodies of the NYSE so that valuation or disposal of securities is not practicable.

A Valuation Period is the period of time beginning on the day following any valuation date and ending on the next valuation date. A valuation period may be one day or more than one day.

Net Investment Factor    C.M. Life calculates the net investment factor for each sub-account as follows:

(ENAV + DIV-TAX) / BNAV - CHGS = net investment factor

Where:

(ENAV)	ending net asset value, (i.e., the net asset value per share of the sub-account’s investment in the appropriate fund for the valuation period just ended).

(DIV)	dividends, (i.e., any dividend per share declared on behalf of the fund that has an ex-dividend date within the valuation period just ended. This includes both income and capital gain dividends).

(TAX)	taxes, (i.e., the reserve for taxes per share on realized and unrealized capital gains or losses of such fund within the valuation period just ended (a negative number represents a tax credit)).

(BNAV)	beginning net asset value, (i.e., the net asset value per share of the sub-account’s investment in such fund at the beginning of the valuation period just ended).

(CHGS)	applicable charges, (i.e., the accumulated mortality and expense risk charge and administrative expense charge for each day in the valuation period just ended (which will not exceed 1.50% on an annual basis)).

Example:

The following example illustrates the calculation of accumulation unit value:

Net Asset Value Per Share at End of Valuation Period (ENAV) =		$34.00

Dividends Per Share Declared (Ex-dividend Date within Valuation Period) (DIV) =		$2.00
Reserve for Taxes Per Share on Capital Gains/Losses (within valuation Period)(TAX) =	$	[5.00	]

Net Asset Value Per Share at Beginning of Valuation Period (BNAV) =		$30.00

Applicable Mortality and Expense and Administrative Charges for Valuation Period (CHGS) = (.0107 + .0007)/365 = .0000312

Net Investment Factor = (34 + 2 - 5)/30 - .0000312 = 1.0333021

Accumulation Unit Value at Beginning of Period =		$10.00

Accumulation Unit Value at End of Period = 10.00 x 1.0333021 =		$10.33

ANNUITY UNITS AND UNIT VALUES

The dollar amount of each variable annuity payment depends on the number of “annuity units” credited to that annuity option and the value of those units. The number of annuity units is determined as follows.

1.  The number of annuity units credited in each sub-account will be determined by dividing the product of the portion of the contract value to be applied to the sub-account and the annuity purchase rate specified in the contract by the value of one annuity unit in that sub-account on the annuity income date.

3

2.  The amount of each annuity income payment equals the product of the annuitant’s number of annuity units and the annuity unit values on the payment date. The amount of each payment may vary from prior annuity income payments.

The value of an annuity unit in a sub-account on any valuation date is determined as follows.

1.  The net investment factor for the valuation period (for the appropriate annuity income payment frequency) just ended is multiplied by the value of the annuity unit for the sub-account on the preceding valuation date.

2.  The result in (1) is then divided by an interest factor. The interest factor equals 1.00 plus the interest rate for the number of days since the preceding valuation date. Interest is based on an effective annual rate of 4%. This compensates for the interest assumption built into the annuity purchase rates.

INCOME PHASE TRANSFER FORMULAS

During the income phase, the contract owner may transfer Separate Account balance from one sub-account to another, subject to certain limitations. No transfers are permitted to or from the General Account during the income phase. (See “Transfers and Transfer Programs,” in the Prospectus.)

1.  Transfers during the income phase are implemented according to the following formula:

2.  Determine the number of units to be transferred from the sub-account as follows:

= AT/AUV1

3.  Determine the number of annuity units remaining in such sub-account (after the transfer)

= UNIT1 - AT/AUV

4.  Determine the number of annuity units in the transferee sub-account (after the transfer):

= UNIT2 + AT/AUV2

5.  Subsequent annuity payments will reflect the changes in annuity units in each sub-account as of the next annuity income payment’s due date.

Where:

(AUV1)	is the annuity unit value of the sub-account that the transfer is being made from as of the next annuity payment’s due date.

(AUV2)	is the annuity unit value of the sub-account that the transfer is being made to as of the next annuity payment’s due date.

(UNIT1)	is the number of units in the sub-account that the transfer is being made from, before the transfer.

(UNIT2)	is the number of units in the sub-account that the transfer is being made to, before the transfer.

(AT)	is the dollar amount being transferred from the sub-account.

Example:

The following example illustrates the application of the income phase transfer formulas:

Assume

Annuity unit value of sub-account #1 = $10.00
Annuity unit value of sub-account #2 = $8.50
Number of units in sub-account #1 = 50
Number of units in sub-account #2 = 20

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To transfer $30.00 from sub-account #1 to sub-account #2:

Number of units to transfer from sub-account #1 = 30/10 = 3

Number of units left after transfer = 50 - 3 = 47

Number of units to transfer to sub-account #2 = 30/8.50 = 3.53

New number of units in sub-account #2 = 20 + 3.53 = 23.53

New monthly annuity income payment from sub-account #1 = 10 × 47 = $470.00
New monthly annuity income payment from sub-account #2 = 23.53 × 8.50 = $200.01

SURRENDER CHARGE CALCULATION

A surrender charge is deducted from the contract balance upon a partial or full withdrawal of the contract value, unless certain conditions apply.

The partial surrender charge formula is calculated as follows: (PW - FREE) × 5%/(95%) = PSC, but not less than zero.

The full surrender charge formula is calculated as follows: (FW - FREE) × 5% = FSC.

Where:

(PW)	is the partial withdrawal amount.

(FW)	is the full withdrawal amount.

(FREE)	is the free withdrawal amount.

(PSC)	is the partial surrender charge amount.

(FSC)	is the full surrender charge amount.

Example:

Assume a Separate Account balance of $50,000 at the beginning of the second contract year.

1)  If there is a full withdrawal at the beginning of the second contract year:

Surrender Charge = ($50,000 - $5,000) × .05 = $2,250.00.

Thus, the withdrawal proceeds would be = $50,000 – $30 – $2,250.00 = $47,720.00

Note: The contract maintenance fee ($30) applies to full withdrawals.

2)  If there is a partial withdrawal of $10,000 at the beginning of the second contract year:

Surrender Charge = ($10,000 - $5,000) × .05/.95 = $263.16.

Thus, the Separate Account balance would be reduced by $10,000 + $263.16 = $10,263.16.

RECORDS, REPORTS AND SERVICES

All records and accounts relating to the Separate Account will be maintained by C.M. Life. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, C.M. Life will mail to all contract owners at their last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. Contract owners will also receive confirmation of each financial transaction and any other reports required by law or regulation.

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The assets of each of the sub-accounts of the Separate Account are held in the custody of C.M. Life. The assets of each of the sub-accounts of the Separate Account are segregated and held separate and apart from the assets of the other sub-accounts and from C.M. Life’s General Account assets. C.M. Life maintains records of all purchases and redemptions of shares of the Funds held by each of the sub-accounts.

DISTRIBUTION AND ADMINISTRATION

MML Distributors, LLC (“MML Distributors”) is the principal underwriter of the contract. MML Distributors is a limited liability corporation. MML Distributors is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc. MML Distributors is an indirect wholly owned subsidiary of Massachusetts Mutual Life Insurance Company.

Pursuant to the Underwriting and Servicing Agreement, MML Distributors may receive compensation for its activities as underwriters for the Separate Account. Compensation paid to MML Distributors was $22,175 in 2004, $22,896 in 2005, and $20,157 in 2006. Commissions will be paid through MML Distributors to agents and selling brokers. During 2004, 2005, and 2006, commission payments amounted to $368,873, $325,513, and $241,282 respectively.

Under an administration agreement with the separate account, MassMutual has agreed to provide and assume: (1) all services and expenses required for the administration of contracts with assets held by the separate account; and (2) all services and expenses required for the administration of the separate account. In 2004, and 2005, and 2006, CM Life compensated MassMutual $1,740,022, $1,697,012, and $1,715,757 respectively, for providing these administrative services.

The contracts are no longer offered for sale. Purchase payments, however, continue to be accepted under the contract.

PURCHASE OF SECURITIES BEING OFFERED

Interests in the Separate Account are sold to contract owners as accumulation units. Charges associated with such securities are discussed in the Expenses section of the prospectus. The contract does not offer any special purchase plan or exchange programs not discussed in the prospectus.

FEDERAL TAX MATTERS

General

Note: The following description is based upon C.M. Life’s understanding of current federal income tax law applicable to annuities in general. C.M. Life cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. C.M. Life does not guarantee the tax status of the contracts. Purchasers bear the complete risk that the contracts may not be treated as “annuity contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

Section 72 of the Code governs taxation of annuities in general. An owner is generally not taxed on increases in the value of a contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option selected. For a lump sum payment received as a total withdrawal

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(total surrender), the portion of the payment that exceeds the cost basis of the contract is subject to tax. For non-qualified contracts, this cost basis is generally the purchase payments, while for qualified contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period or refund feature) bears to the expected return under the contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the contract has been recovered (i.e. when the total of the excludable amount equals the investment in the contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of tax-qualified arrangements there may be no cost basis in the contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the contracts should seek competent financial advice about the tax consequences of any distributions.

C.M. Life is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from C.M. Life, and its operations form a part of C.M. Life.

Diversification

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department (“Treasury Department”), adequately diversified. Disqualification of the contract as an annuity contract would result in the imposition of federal income tax to the Owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts such as the contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the contract. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”

C.M. Life intends that all investment portfolios underlying the contracts will be managed in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which owner control of the investments of the separate account will cause the

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owner to be treated as the owner of the assets of the separate account, thereby resulting in the loss of favorable tax treatment for the contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of owner control which may be exercised under the contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner’s ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered as the owner of the assets of the separate account resulting in the imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to receipt of payments under the contract.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the owner being retroactively determined to be the owner of the assets of the separate account.

Due to the uncertainty in this area, C.M. Life reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

Multiple Contracts

The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

Contracts Owned by Other than Natural Persons

When a non-qualified contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities) the contract will generally not be treated as an annuity for tax purposes. This means that gain in the contract will be taxed each year while the contract is in the accumulation phase. This treatment is not applied to a contract held by a trust or other entity as an agent for a natural person. Before purchasing a contract to be owned by a non-natural person or changing ownership on an existing contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.

Tax Treatment of Assignments

An assignment or pledge of a contract may be a taxable event. Owners should therefore consult competent tax advisers if they wish to assign or pledge their contracts.

Income Tax Withholding

All distributions or the portion thereof which is includible in the gross income of the owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

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Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; c) the portion of the distributions not includible in gross income (i.e. returns of after-tax contributions); or d) hardship distribution from a 401(k) plan or a tax-sheltered annuity. Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

Tax Treatment of Withdrawals—Non-Qualified Contracts

Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the contract value exceeds aggregate purchase payments made, any amount withdrawn, which is attributable to (1) purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 or (2) purchase payments made in an annuity contract entered into after August 13, 1982, will be treated as coming first from the earnings and then, only as after the income portion is exhausted, as coming from principal. Withdrawn earnings are includible in gross income. It further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 1/2; (b) after the death of the taxpayer; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% tax penalty), but for the exception, plus interest for the tax years in which the exception was used. The rules governing substantially equal periodic payments are complex. You should consult your tax adviser for more specific information.

The above information does not apply to qualified contracts. However, separate tax withdrawal penalties and restrictions may apply to such qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.)

Qualified Plans

The contracts offered herein are designed to be suitable for use under various types of qualified plans. Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into C.M. Life’s administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law. Following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.

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Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available as described herein. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified contracts. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.)

On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The contracts sold by C.M. Life in connection with qualified plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

a.  Tax Sheltered Annuities

Section 403(b) of the Code permits certain eligible employers to purchase annuity contracts, known as “Tax-Sheltered Annuities” (“TSAs”) under a Section 403(b) program. Eligible employers are organizations that are exempt from tax under Code Section 501(c)(3) and public educational organizations. Certain contribution limits apply to contributions to a TSA. For contributions made for 2003 and succeeding years, the limits are described in Code Sections 415(c) and 402(g). The Section 402(g) limit for 2007 is $15,500. In addition, certain catch-up contributions may be made by eligible participants age 50 or older. Contributions to a TSA and the earnings thereon are generally not subject to income tax until actually distributed to the employee. Contributions to a TSA may be made as elective deferrals (contributions by an employer pursuant to a salary reduction agreement) or as non-elective contributions or matching contributions by an employer.

The withdrawal of elective deferrals and earnings thereon can only be made when an employee: (1) attains age 59 1/2; (2) has a severance from employment; (3) dies; (4) becomes disabled as defined in Code Section 72(m)(7); or (5) is eligible for a hardship distribution. In the case of a withdrawal on account of a hardship, earnings on elective deferrals cannot be withdrawn. These restrictions do not apply to contract value existing on December 31, 1988, the return of excess contributions and amounts paid to a spouse pursuant to a Qualified Domestic Relations Order. Certain other limitations may apply to a distribution from a TSA. (See “Tax Treatment of Withdrawals—Qualified Contracts”). Pursuant to Revenue Ruling 90-24, an employee may make a partial or full transfer of his/her interest in a TSA or custodial account to another TSA or custodial account. The amount transferred must, however, be subject to the same or more stringent distribution restrictions applicable to the original annuity or custodial account.

Purchaser of contracts for use with TSAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

b.  H.R. 10 Plans

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as “H.R. 10” or “Keogh” plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the Plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

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c.  Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” (“IRA”). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual’s gross income. The IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See “Tax Treatment of Withdrawals—Qualified Contracts”). Commencing on January 1, 2002, eligible rollover distributions from an IRA, TSA, tax-qualified plan or a governmental 457(b) deferred compensation plan may be rolled over into another IRA, TSA, tax-qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan. The distribution must meet the requirements of an eligible rollover distribution. Contracts issued for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Roth IRAs

Section 408A of the Code provides that beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Roth IRA purchase payments are $4,000 for tax years beginning in 2005 through 2007, and $5,000 for tax years beginning in 2008 and thereafter. In addition, eligible participants age 50 or older have an opportunity to make catch-up contributions, subject to limits contained in the Code. Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $4,000 annual limitation applies to all of a taxpayer’s 2007 IRA contributions, including Roth IRA and non-Roth IRA, except in the case of those individuals age 50 or over, for which a higher limit applies.

Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual’s death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution.

Purchasers of contracts to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

d.  Corporate Pension and Profit-Sharing Plans

Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. The tax consequences to participants may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all Plans including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment

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of distributions, withdrawals and surrenders. (See “Tax Treatment of Withdrawals—Qualified Contracts” below.) Purchasers of contracts for use with Corporate Pension or Profit Sharing Plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Tax Treatment of Withdrawals—Qualified Contracts

In the case of a withdrawal under a qualified contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual’s cost basis to the individual’s total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (H.R. 10 and Corporate Pension and Profit-Sharing Plans), and 408(b) (Individual Retirement Annuities) and 408A (Roth IRAs). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the owner or annuitant (as applicable) (for this purpose disability is as defined in Section 72(m) (7) of the Code); (c) after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner or annuitant (as applicable) and his or her designated beneficiary; (d) distributions to an owner or annuitant (as applicable) who has a severance from employment after he has attained age 55; (e) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the owner or annuitant (as applicable) and his or her spouse and dependents if the owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the owner or annuitant (as applicable) has been re-employed for at least 60 days); (h) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the owner or annuitant (as applicable) for the taxable year; and (i) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code); and distributions made on account of an IRS levy made on a qualified retirement plan or IRA; the exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in (c) above applies to an Individual Retirement Annuity without the requirement that there be a severance from employment.

With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used. The IRS has indicated that a modification will occur if, after the first valuation date there is (i) any addition to the account balance other than gains or losses, (ii) any nontaxable transfer of a portion of the account balance to another retirement plan, or (iii) a rollover by the taxpayer of the amount received resulting in such amount not being taxable. The rules governing substantially equal periodic payments are complex. You should consult your tax adviser or IRS Revenue Ruling 2002-62 for more specific information.

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions do not apply to a Roth IRA during the lifetime of the owner. Required distributions generally must

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be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. Under the Code Section 401(a)(9) regulations, required distributions may be made over joint lives or joint life expectancies if your designated sole beneficiary is your spouse who is more than 10 years younger than you. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

Section 457(b) Deferred Compensation (“Section 457(b)”) Plans

Employees of (and independent contractors who perform services for) certain state and local governmental units, or certain tax-exempt employers, may participate in a Section 457(b) plan of the employer, allowing them to defer part of their salary or other compensation. The amount deferred, and accrued income thereon, will not be taxable until it is paid or otherwise made available to the employee.

The maximum amount that can be deferred under a Section 457(b) plan in any tax year is generally 100% of the employee’s includible compensation, up to $15,000 in 2006 and $15,500 in 2007. Includible compensation means earnings for services rendered to the employer which are includible in the employee’s gross income, excluding the contributions under the Section 457(b) plan or a Tax-Sheltered Annuity. Certain catch-up contributions are permitted for eligible participants. The contract purchased is issued to the employer or trustee, as appropriate. All contract value in a governmental 457(b) deferred compensation contract must be held for the exclusive benefit of the employee, and payments can only be made in accordance with Section 457(b) plan provisions. Presently, tax-free transfers of assets in a tax-exempt Section 457(b) plan can only be made to another tax-exempt Section 457(b) plan in certain limited cases. Commencing January 1, 2002, assets in a governmental 457(b) deferred compensation plan can be rolled over into another such plan, or a tax-qualified plan, TSA or IRA, if permitted by the plan.

Purchasers of contracts for use with Section 457(b) plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

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Experts

The financial statements of Panorama Plus Separate Account as of December 31, 2006 and for each of the years in the two-year period then ended, and the statutory financial statements of C.M.Life Insurance Company as of December 31, 2006 and 2005, and for each of the years in the three-year period ended December 31, 2006, included in this Statement of Additional Information, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The KPMG LLP audit report dated April 23, 2007 refers to other auditors whose report on the financial highlights of Panorama Plus Separate Account, for each of the years in the two-year period ended December 31, 2003, dated February 17, 2004, expressed an unqualified opinion on those financial highlights. The KPMG LLP audit report dated February 23, 2007 includes explanatory language that states that the Company prepared the statutory financial statements using statutory accounting practices prescribed or permitted by the State of Connecticut Insurance Department, which practices differ from U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report states that the statutory financial statements are not presented fairly in conformity with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in conformity with statutory accounting practices. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

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Report of Independent Registered Public Accounting Firm

The Board of Directors of C. M. Life Insurance Company and

Contract Owners of Panorama Plus Separate Account:

We have audited the accompanying statement of assets and liabilities of Panorama Plus Separate Account (comprised of the sub-accounts listed in Note 2) (collectively, “the Account”) as of December 31, 2006, and the related statements of operations and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and the financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended December 31, 2003, were audited by other auditors whose report thereon dated February 17, 2004, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Panorama Plus Separate Account as of December 31, 2006, and the results of its operations and changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Boston, MA

April 23, 2007

Panorama Plus Separate Account

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2006

	MML American Century									MML T. Rowe Price
	Income & Growth Sub-Account	Contrafund Sub-Account	Income Sub-Account	International Growth Sub-Account	Money Market Sub-Account	Main Street Sub-Account	Government Securities Sub-Account	Growth Sub-Account	Total Return Sub-Account	Mid Cap Growth Sub-Account

ASSETS
Investments
Number of shares	1,008,199	844,194	739,055	14,652,374	3,907,243	408,343	4,604,078	16,679,244	36,081,424	1,999,506

Identified cost	$10,097,715	$19,706,803	$8,037,009	$16,909,271	$3,907,243	$7,630,226	$5,145,553	$32,410,917	$48,135,666	$19,964,614

Value	$11,120,434	$26,566,791	$8,247,852	$27,986,034	$3,907,243	$10,118,737	$4,880,322	$37,194,714	$53,761,321	$20,095,040
Receivable from C.M. Life Insurance Company	-	-	-	-	-	-	-	-	-	-

Total assets	11,120,434	26,566,791	8,247,852	27,986,034	3,914,763	10,118,737	4,880,322	37,194,714	53,761,321	20,095,040

LIABILITIES:
Annuitant mortality fluctuation reserve	-	-	-	397	-	466	-	-	1,924	492
Payable to C.M. Life Insurance Company	855	2,301	362	31,486	266	789	188	18,024	30,706	1,735

Total liabilities	855	2,301	362	31,883	266	1,255	188	18,024	32,630	2,227

NET ASSETS	$11,119,579	$26,564,490	$8,247,490	$27,954,151	$3,914,497	$10,117,482	$4,880,134	$37,176,690	$53,728,691	$20,092,813

Net assets:
Accumulation units - value	$11,119,579	$26,564,490	$8,247,490	$27,940,924	$3,914,497	$10,101,937	$4,880,134	$37,176,690	$53,664,573	$20,076,406
Contracts in payout (annuitization) period	-	-	-	13,227	-	15,545	-	-	64,118	16,407

Net assets	$11,119,579	$26,564,490	$8,247,490	$27,954,151	$3,914,497	$10,117,482	$4,880,134	$37,176,690	$53,728,691	$20,092,813

Outstanding units
Contract owners	9,182,385	17,458,020	4,023,066	8,906,940	2,679,000	8,738,908	2,450,869	14,668,151	24,293,828	10,852,403

UNIT VALUE
Panorama Plus	$1.21	$1.52	$2.05	$3.14	$1.46	$1.16	$1.99	$2.53	$2.21	$1.85

See Notes to Financial Statements.

Panorama Plus Separate Account

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2006

	MML American Century									MML T. Rowe Price
	Income & Growth Sub-Account	Contrafund Sub-Account	Income Sub-Account	International Growth Sub-Account	Money Market Sub-Account	Main Street Sub-Account	Government Securities Sub-Account	Growth Sub-Account	Total Return Sub-Account	Mid-Cap Growth Sub-Account

Investment income
Dividends	$357,649	$340,411	$489,936	$168,007	$187,665	$122,488	$202,423	$502,871	$1,535,783	$-

Expenses
Mortality and expense risk fees and administrative expense charges	128,926	305,853	101,758	293,798	46,395	117,577	60,358	427,488	635,605	237,325

Net investment income (loss)	228,723	34,558	388,178	(125,791)	141,270	4,911	142,065	75,383	900,178	(237,325)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,579,848	958,980	(113,846)	504,229	-	32,163	(56,824)	(292,615)	(775,553)	6,920,393
Realized gain distribution	-	2,131,255	-	-	155	-	-	-	-	-

Realized gain (loss)	1,579,848	3,090,235	(113,846)	504,229	155	32,163	(56,824)	(292,615)	(775,553)	6,920,393

Change in net unrealized appreciation/depreciation of investments	(170,800)	(482,346)	74,195	6,302,876	-	1,290,106	41,289	4,926,624	5,341,187	(5,591,430)

Net gain (loss) on investments	1,409,048	2,607,889	(39,651)	6,807,105	155	1,322,269	(15,535)	4,634,009	4,565,634	1,328,963

Net increase (decrease) in net assets resulting from operations	1,637,771	2,642,447	348,527	6,681,314	141,425	1,327,180	126,530	4,709,392	5,465,812	1,091,638

Capital transactions:
Transfer of net premiums	193,049	379,765	48,829	271,597	70,215	166,394	40,566	473,157	398,387	308,632
Transfer due to death benefits	(73,834)	(192,286)	(70,313)	(179,572)	(81,147)	(107,268)	(100,611)	(274,619)	(1,179,718)	(48,711)
Transfer due to annuity benefit payments	-	-	-	(334)	-	(502)	-	-	(1,727)	(357)
Transfers due to withdrawal of funds	(2,085,438)	(3,615,142)	(1,701,983)	(4,173,195)	(1,103,436)	(1,969,999)	(799,614)	(6,384,808)	(10,138,461)	(3,021,516)
Transfer due to net charge (credit) to annuitant mortality fluctuation and mortality losses	-	-	-	(33)	-	(13)	-	-	(36)	(13)
Transfers between Sub-Accounts and the General Account	(588,638)	683,591	(27,214)	622,177	643,497	(139,877)	(261,727)	(591,588)	(740,881)	241,683

Net increase (decrease) in net assets resulting from capital transactions	(2,554,861)	(2,744,072)	(1,750,681)	(3,459,360)	(470,871)	(2,051,265)	(1,121,386)	(6,777,858)	(11,662,436)	(2,520,282)

Total increase (decrease)	(917,090)	(101,625)	(1,402,154)	3,221,954	(329,446)	(724,085)	(994,856)	(2,068,466)	(6,196,624)	(1,428,644)

NET ASSETS, at beginning of the year	12,036,669	26,666,115	9,649,644	24,732,197	4,243,943	10,841,567	5,874,990	39,245,156	59,925,315	21,521,457

NET ASSETS, at end of the year	$11,119,579	$26,564,490	$8,247,490	$27,954,151	$3,914,497	$10,117,482	$4,880,134	$37,176,690	$53,728,691	$20,092,813

See Notes to Financial Statements.

Panorama Plus Separate Account

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2005

	Income & Growth Sub-Account	Contrafund® Sub-Account	Income Sub-Account	International Growth Sub-Account	Money Market Sub-Account	Main Street Sub-Account	Government Securities Sub-Account	Growth Sub-Account	Total Return Sub-Account	Mid-Cap Growth Sub-Account
Investment income
Dividends	$264,702	$76,175	$547,713	$223,784	$138,230	$163,777	$455,580	$655,397	$1,645,978	$-

Expenses
Mortality and expense risk fees	145,627	291,021	117,974	278,015	56,827	131,081	73,256	465,992	735,553	237,686

Net investment income (loss)	119,075	(214,846)	429,739	(54,231)	81,403	32,696	382,324	189,405	910,425	(237,686)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(147,689)	406,771	7,625	(2,599,078)	-	(408,525)	(44,619)	(1,219,115)	(1,823,324)	941,303
Realized gain distribution	-	4,761	-	-	-	-	-	-	-	1,184,138

Realized gain (loss)	(147,689)	411,532	7,625	(2,599,078)	-	(408,525)	(44,619)	(1,219,115)	(1,823,324)	2,125,441

Change in net unrealized appreciation/depreciation of investments	443,637	3,530,350	(289,499)	5,527,401	-	877,215	(314,159)	2,993,595	3,050,485	770,308

Net gain (loss) on investments	295,948	3,941,882	(281,874)	2,928,323	-	468,690	(358,778)	1,774,480	1,227,161	2,895,749

Net increase (decrease) in net assets resulting from operations	415,023	3,727,036	147,865	2,874,092	81,403	501,386	23,546	1,963,885	2,137,586	2,658,063

Capital transactions:
Transfer of net premiums	160,644	322,767	90,079	292,881	128,772	240,291	63,794	497,504	476,669	311,330
Transfers due to withdrawal of funds	(2,403,112)	(4,031,801)	(1,581,548)	(4,499,748)	(3,086,020)	(2,042,747)	(1,058,837)	(6,938,822)	(12,156,656)	(3,395,847)
Transfers between Sub-Accounts and the General Account	25,667	1,077,933	(1,630)	98,774	1,182,871	(289,080)	(161,088)	(860,878)	(1,332,082)	594,518

Net increase (decrease) in net assets resulting from capital transactions	(2,216,801)	(2,631,101)	(1,493,099)	(4,108,093)	(1,774,377)	(2,091,536)	(1,156,131)	(7,302,196)	(13,012,069)	(2,489,999)

Total increase (decrease)	(1,801,778)	1,095,935	(1,345,234)	(1,234,001)	(1,692,974)	(1,590,150)	(1,132,585)	(5,338,311)	(10,874,483)	168,064

NET ASSETS, at beginning of the year	13,838,447	25,570,180	10,994,878	25,966,198	5,936,917	12,431,717	7,007,575	44,583,467	70,799,798	21,353,393

NET ASSETS, at end of the year	$12,036,669	$26,666,115	$9,649,644	$24,732,197	$4,243,943	$10,841,567	$5,874,990	$39,245,156	$59,925,315	$21,521,457

See Notes to Financial Statements.

Panorama Plus Separate Account

Notes To Financial Statements

1.	ORGANIZATION

Panorama Plus Separate Account (the “Separate Account”) was established as a separate investment account of C.M. Life Insurance Company (“C.M. Life”). C.M. Life is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). The Separate Account is used exclusively for C.M. Life’s Group and Individual Flexible Premium Deferred Annuity.

The Separate Account is registered as a unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of the Separate Account are clearly identified and distinguished from C.M. Life’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising out of any other business C.M. Life may conduct.

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

The Separate Account consists of ten sub-accounts which invest in the following mutual funds of the same name unless stated otherwise:

Fidelity® Variable Insurance Products Fund (“Fidelity VIP”) is an open-end, management investment company registered under the 1940 Act with one of its Portfolios available to Separate Account contract owners: Fidelity® VIP Contrafund® Portfolio (Initial Class) (Contrafund Sub-Account). Fidelity Management & Research Company (“FMR”) is the investment adviser to the Portfolio. FMR Co., Inc, a wholly owned subsidiary of FMR, serves as sub-adviser to the Portfolio. The following affiliates also serve as sub-advisers assisting FMR with foreign investments for the Fidelity VIP Contrafund® Portfolio (Initial Class), Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, and Fidelity Investments Japan Limited.

MML Series Investment Fund (“MML Trust”) is an open-end, investment company registered under the 1940 Act with two of its separate series (“MML Trust Funds”) available to Separate Account contract owners: MML Income & Growth Fund (the MML American Century/Income & Growth Sub-Account invests in this Fund) (effective April 28, 2006, this fund replaced the American Century VP Income & Growth Fund) and MML Mid Cap Growth Fund (the MML T. Rowe Price/Mid Cap Growth Sub-Account invests in this Fund) (effective April 28, 2006, this fund replaced the T. Rowe Price Mid-Cap Growth Portfolio). MassMutual serves as investment adviser to each of these MML Trust Funds pursuant to an investment management agreement. MassMutual has entered into a sub-advisory agreement with American Century Investment Management, Inc. to serve as the investment sub-adviser to the MML Income & Growth Fund. MassMutual has entered into a sub-advisory agreement with T. Rowe Price Associates, Inc. to serve as the investment sub-adviser to the MML Mid Cap Growth Fund.

Oppenheimer Variable Account Funds (“Oppenheimer Funds”) is an open-end, management investment company registered under the 1940 Act with three of its Funds available to Separate Account contract owners: Oppenheimer Core Bond Fund/VA (the Income Sub-Account invests in this Fund) (prior to April 29, 2005, this fund was called Oppenheimer Bond Fund/VA), Oppenheimer Main Street Fund/VA (Main Street Sub-Account), and Oppenheimer Money Fund/VA (the Money Market Sub-Account invests in this Fund).

Panorama Series Fund, Inc. (“Panorama Funds”) is an open-end, management investment company registered under the 1940 Act with four of its Fund/Portfolios available to Separate Account contract owners: Oppenheimer International Growth Fund/VA (International Growth Sub-Account), Panorama Government Securities Portfolio (Government Securities Sub-Account), Panorama Growth Portfolio (Growth Sub-Account), and Panorama Total Return Portfolio (Total Return Sub-Account).

Notes To Financial Statements (Continued)

OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to the Oppenheimer Funds and Panorama Fund/Portfolios.

In addition to the ten sub-accounts, contract owners may also allocate funds to C.M. Life’s general investment account. The general investment account is not registered as an investment company under the 1940 Act.

3.	SIGNIFICANT ACCOUNTING POLICIES AND NEW ACCOUNTING PRONOUNCEMENTS

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with U.S. generally accepted accounting principles (hereinafter referred to as “generally accepted accounting principles”).

A.	Investment Valuation

Investments in the investment sub-accounts are valued at the closing net asset value of each of the respective underlying Funds/Portfolios which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-dividend date, and they are generally reinvested in the underlying investment sub-accounts.

C.	Federal Income Taxes

C.M. Life is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. The Separate Account is part of MassMutual’s total operations and is not taxed separately. The Separate Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to contracts which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. C.M. Life may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account.

D.	Contract Charges

See Note 7B for charges associated with the contracts.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Annuitant Mortality Fluctuation

The Separate Account maintains a reserve as required by regulatory authorities to provide for mortality losses incurred. The reserve is adjusted quarterly for mortality losses and gains and its proportionate share of changes in value. Transfers to or from MassMutual are then made quarterly to adjust the Separate Account. Net transfers from MassMutual to the Separate Account totaled $3,184 for the year ended December 31, 2006. The reserve is subject to a maximum of 3% of the Separate Account’s annuity reserves. Any mortality losses in excess of this reserve will be borne by MassMutual. The reserve is not available to owners of contracts except to the extent necessary to cover mortality losses under the contracts.

G. New	Accounting Pronouncements

Statement of Financial Accounting Standards No. 157 (“SFAS 157”), “Fair Value Measurements”. In September 2006, the FASB issued SFAS 157 to provide consistency and comparability in determining fair value measurements and to provide for expanded disclosures about fair value measurements. The definition of fair value maintains the exchange price notion in earlier definitions of fair value but focuses on the exit price of the asset or liability. The exit price is the price that would be received to sell the asset or paid to transfer the liability adjusted for

Notes To Financial Statements (Continued)

certain inherent risks and restrictions. Expanded disclosures are also required about the use of fair value to measure assets and liabilities. The effective date is for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Separate Account does not believe that adoption of SFAS 157 will have a material impact on the Separate Account’s financial position.

Staff Accounting Bulletin (“SAB”) No. 108. In September 2006, the SEC issued SAB No. 108 to provide guidance on the consideration of the effects of prior year misstatements in quantifying current year misstatements for the purpose of a materiality assessment. SAB No. 108 addresses the diversity in practice in quantifying financial statement misstatements and requires entities to quantify the effects of an identified unadjusted error on each financial statement and financial statement disclosure by considering the impact of prior year misstatements on the current year financial statements. Initial application of SAB No. 108 allows entities to elect not to restate prior periods but to reflect the initial application in their annual financial statements covering the first fiscal year ending after November 15, 2006. The cumulative effect of the initial application is to be reported in the carrying amounts of assets and liabilities as of the beginning of that fiscal year, and the offsetting adjustment, net of tax, is to be made to the opening balance of net assets for that year. Entities will need to disclose the nature and amount of each item, when and how each error being corrected arose, and the fact that the errors were previously considered immaterial. Adoption of SAB No. 108 as of December 31, 2006 did not have a material effect on the Separate Account’s financial statements.

I.	Reclassifications

Certain amounts in the 2005 financial statements have been reclassified to conform to the 2006 presentation. The most significant of these are reclassifications of amounts previously included in dividends to realized gain distributions.

4.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

MML Distributors, LLC (“MML Distributors”), a wholly-owned subsidiary of MassMutual, serves as principal underwriter of the contracts pursuant to an underwriting and servicing agreement among MML Distributors, C.M. Life and Panorama Plus Separate Account. MML Distributors is registered with the Securities and Exchange Commission (the “SEC”) as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the contracts.

Pursuant to underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the contracts are paid by C.M. Life on behalf of MML Distributors. MML Distributors also receives compensation for their actions as underwriters of the contracts.

The contracts are no longer offered for sale; owners may, however, continue to make purchase payments under existing contracts.

B.	Receivable from/Payable to C. M. Life

Certain fees such as cost of insurance fees and mortality and expense risk fees are charges paid between the General Account and the Separate Account.

Notes To Financial Statements (Continued)

5.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2006 were as follows:

	MML American Century
	Income & Growth Sub-Account	Contrafund Sub-Account	Income Sub-Account	International Growth Sub-Account	Money Market Sub-Account

Cost of purchases	$12,130,016	$3,622,265	$657,515	$936,893	$1,645,441
Proceeds from sales	(14,455,299)	(4,198,222)	(2,019,658)	(4,490,159)	(1,976,364)

					MML T. Rowe Price
	Main Street Sub-Account	Government Securities Sub-Account	Growth Sub-Account	Total Return Sub-Account	Mid-Cap Growth Sub-Account

Cost of purchases	$303,504	$281,743	$789,019	$2,162,954	$23,058,560
Proceeds from sales	(2,348,602)	(1,260,877)	(7,472,152)	(12,891,997)	$(25,813,940)

6.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2006 were as follows:

	MML American Century
December 31, 2006	Income & Growth Sub-Account	Contrafund Sub-Account	Income Sub-Account	International Growth Sub-Account	Money Market Sub-Account

Units purchased	182,307	263,886	24,651	106,144	49,189
Units withdrawn	(1,974,237)	(2,635,113)	(887,090)	(1,615,496)	(825,901)
Units transferred between Sub-Accounts and the General Account	(533,765)	472,297	(13,928)	226,625	448,845

Net increase (decrease)	(2,325,695)	(1,898,930)	(876,367)	(1,282,727)	(327,867)

					MML T. Rowe Price
December 31, 2006 (Continued)	Main Street Sub-Account	Government Securities Sub-Account	Growth Sub-Account	Total Return Sub-Account	Mid-Cap Growth Sub-Account

Units purchased	170,399	17,533	202,372	228,893	180,189
Units withdrawn	(1,946,762)	(461,424)	(2,838,967)	(5,490,750)	(1,726,598)
Units transferred between Sub-Accounts and the General Account	(134,337)	(131,397)	(250,657)	(368,699)	130,092

Net increase (decrease)	(1,910,700)	(575,288)	(2,887,252)	(5,630,556)	(1,416,317)

December 31, 2005	Income & Growth Sub-Account	Contrafund® Sub-Account	Income Sub-Account	International Growth Sub-Account	Money Market Sub-Account

Units purchased	158,479	260,416	46,126	132,577	92,253
Units withdrawn	(2,358,281)	(3,201,150)	(809,113)	(2,048,280)	(2,211,746)
Units transferred between Sub-Accounts and the General Account	20,949	837,801	263	40,756	848,512

Net increase (decrease)	(2,178,853)	(2,102,933)	(762,724)	(1,874,947)	(1,270,981)

December 31, 2005 (Continued)	Main Street Sub-Account	Government Securities Sub-Account	Growth Sub-Account	Total Return Sub-Account	Mid-Cap Growth Sub-Account

Units purchased	249,587	32,900	233,463	246,790	198,044
Units withdrawn	(2,100,445)	(545,285)	(3,260,635)	(6,256,377)	(2,116,065)
Units transferred between Sub-Accounts and the General Account	(294,671)	(82,882)	(399,608)	(691,546)	377,823

Net increase (decrease)	(2,145,529)	(595,267)	(3,426,780)	(6,701,133)	(1,540,198)

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years in the period ended December 31, 2006 follows:

	At December 31,			For the Years Ended December 31,
	Units	Net Assets		Investment Income Ratio[1]	Expense Ratio[2]	Total Return[3]

		Unit Value	Amount

MML American Century/Income & Growth Sub-Account
2006	9,182,385	$1.21	$11,119,579	1.55%	1.14%	15.78%
2005	11,508,080	1.05	12,036,669	2.08	1.14	3.45
2004	13,686,933	1.01	13,838,447	1.47	1.14	11.71
2003	15,778,648	0.91	14,280,639	1.39	1.14	27.89
2002	19,193,086	0.71	13,582,870	0.01	1.14	(20.29)

Contrafund Sub-Account
2006	17,458,020	1.52	26,564,490	1.27	1.14	10.45
2005	19,356,950	1.38	26,666,115	0.30	1.14	15.62
2004	21,459,883	1.19	25,570,180	0.35	1.14	14.17
2003	24,576,719	1.04	25,650,058	0.50	1.14	27.01
2002	28,754,720	0.82	23,628,702	(0.21)	1.14	(10.38)

Income Sub-Account
2006	4,023,066	2.05	8,247,490	5.48	1.14	4.09
2005	4,899,433	1.97	9,649,644	5.30	1.14	1.43
2004	5,662,157	1.94	10,994,878	4.92	1.14	4.30
2003	7,101,171	1.86	13,221,031	5.66	1.14	5.57
2002	8,346,078	1.76	14,719,101	6.51	1.14	7.79

International Growth Sub-Account
2006	8,906,940	3.14	27,954,151	0.65	1.14	29.31
2005	10,189,667	2.43	24,732,197	0.92	1.14	12.77
2004	12,064,614	2.15	25,966,198	1.53	1.14	16.52
2003	13,680,649	1.85	25,269,896	1.45	1.14	48.43
2002	16,412,127	1.24	20,424,629	(0.32)	1.14	(29.32)

Money Market Sub-Account
2006	2,679,000	1.46	3,914,497	4.60	1.14	3.53
2005	3,006,867	1.41	4,243,943	2.80	1.14	1.70
2004	4,277,848	1.39	5,936,917	0.96	1.14	(0.16)
2003	6,812,761	1.39	9,470,242	0.81	1.14	(0.35)
2002	9,785,691	1.40	13,651,049	0.32	1.14	0.32

Main Street Sub-Account
2006	8,738,908	1.16	10,117,482	1.19	1.14	13.73
2005	10,649,608	1.02	10,841,567	1.43	1.14	4.78
2004	12,795,137	0.97	12,431,717	0.86	1.14	8.22
2003	14,389,314	0.90	12,918,870	1.01	1.14	25.28
2002	16,832,647	0.72	12,062,595	(0.35)	1.14	(19.72)

Government Securities Sub-Account
2006	2,450,869	1.99	4,880,134	3.82	1.14	2.56
2005	3,026,157	1.94	5,874,990	7.11	1.14	0.33
2004	3,621,424	1.94	7,007,575	6.15	1.14	2.99
2003	4,724,001	1.88	8,875,400	4.51	1.14	1.41
2002	6,185,530	1.85	11,459,307	3.53	1.14	8.81

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Net Assets		Investment Income Ratio[1]	Expense Ratio[2]	Total Return[3]

		Unit Value	Amount

Growth Sub-Account
2006	14,668,151	$2.53	$37,176,690	1.34%	1.14%	13.38%
2005	17,555,403	2.24	39,245,156	1.61	1.14	5.21
2004	20,982,183	2.12	44,583,467	1.11	1.14	7.96
2003	24,500,608	1.97	48,221,264	1.16	1.14	25.38
2002	28,535,751	1.57	44,796,078	(0.11)	1.14	(19.88)

Total Return Sub-Account
2006	24,293,828	2.21	53,728,691	2.75	1.14	10.44
2005	29,924,384	2.00	59,925,315	2.56	1.14	3.59
2004	36,625,517	1.93	70,799,798	2.19	1.14	8.22
2003	42,984,338	1.79	76,777,207	3.37	1.14	19.72
2002	50,959,458	1.49	76,026,059	2.50	1.14	(15.42)

MML T. Rowe Price/Mid Cap Growth Sub-Account
2006	10,852,403	1.85	20,092,813	-	1.14	5.55
2005	12,268,720	1.75	21,521,457	-	1.14	13.44
2004	13,808,918	1.55	21,353,393	-	1.14	17.00
2003	15,965,622	1.32	21,100,996	-	1.14	36.82
2002	17,921,465	0.97	17,311,651	(1.14)	1.14	(22.14)

[1]

The investment income ratios represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. Beginning in the year 2003 and forward, these ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

[2]

The expense ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[3]

The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

B.	The Separate Account assesses charges associated with the contract. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within the Separate Account.

Mortality and Expense Risk Charge This charge is assessed through a reduction of unit values.	1.07% of the daily value of the assets invested in each fund

Administrative Expense Charge This charge is assessed through a reduction of unit values.	0.07% of the daily value of the contracts invested in each fund

Contract Maintenance Fee	$30 per contract, annually
This charge is assessed through the redemption of units.

Independent Auditors’ Report

The Board of Directors and Shareholder of

C.M. Life Insurance Company:

We have audited the accompanying statutory statements of financial position of C.M. Life Insurance Company (the “Company”) as of December 31, 2006 and 2005, and the related statutory statements of income, changes in shareholder’s equity, and cash flows for each of the years in the three-year period ended December 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the State of Connecticut Insurance Department (“statutory accounting practices”), which practices differ from U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the variances between the statutory accounting practices and U.S. generally accepted accounting principles discussed in the preceding paragraph, the Company’s financial statements do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2006 and 2005, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2006. In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2006 and 2005, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2006, on the basis of accounting described in Note 2.

/s/ KPMG LLP

February 23, 2007

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2006	2005
	(In Millions)
Assets:

Bonds	$3,457	$3,699
Preferred stocks	15	10
Common stocks – subsidiary and affiliates	221	226
Common stocks – unaffiliated	59	45
Mortgage loans on real estate	1,062	965
Contract loans	153	134
Real estate	9	9
Partnerships and limited liability companies	180	116
Derivatives and other invested assets	57	51
Cash, cash equivalents and short-term investments	354	253

Total invested assets	5,567	5,508

Investment income due and accrued	42	49
Deferred income taxes	29	22
Other than invested assets	8	18

Total assets excluding separate accounts	5,646	5,597

Separate account assets	3,478	3,570

Total assets	$9,124	$9,167

See notes to statutory financial statements.

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION, continued

	December 31,
	2006	2005
	($ In Millions Except For Par Value)
Liabilities:

Policyholders’ reserves	$4,995	$4,999
Liabilities for deposit-type contracts	10	28
Contract claims and other benefits	8	11
General expenses due or accrued	17	16
Transfers due from separate accounts	(45)	(56)
Payable to parent	26	28
Federal income taxes	10	42
Asset valuation reserve	86	49
Other liabilities	36	46

Total liabilities excluding separate accounts	5,143	5,163

Separate account liabilities	3,478	3,570

Total liabilities	8,621	8,733

Shareholder’s equity:

Common stock, $200 par value 50,000 shares authorized 12,500 shares issued and outstanding	3	3
Paid-in and contributed surplus	390	390
Surplus	110	41

Total shareholder’s equity	503	434

Total liabilities and shareholder’s equity	$9,124	$9,167

See notes to statutory financial statements.

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Revenue:

Premium income	$652	$782	$1,707
Net investment income	345	338	266
Fees and other income	68	80	152

Total revenue	1,065	1,200	2,125

Benefits and expenses:

Policyholders’ benefits, payments and interest on deposit-type contracts	1,214	905	725
Change in policyholders’ reserves	(409)	(6)	1,056
General insurance expenses	75	85	130
Commissions	55	73	127
State taxes, licenses and fees	12	13	18

Total benefits and expenses	947	1,070	2,056

Net gain from operations before federal income taxes	118	130	69

Federal income tax expense	6	35	45

Net gain from operations	112	95	24

Net realized capital gains (losses) (after tax expense of $2 million, $1 million and $1 million and transfers of net loss to the interest maintenance reserve of $(40) million, $(36) million and $(7) million, respectively)	6	(2)	1

Net income	$118	$93	$25

See notes to statutory financial statements.

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Shareholder’s equity, beginning of year	$434	$397	$386

Increase due to:
Net income	118	93	25
Change in net unrealized capital gains (losses)	6	(26)	5
Change in asset valuation reserve	(37)	(8)	(16)
Change in non-admitted assets	(1)	(40)	(47)
Change in net deferred income taxes	(6)	16	43
Prior period adjustments	(12)	2	1
Other	1	—	—

Net increase	69	37	11

Shareholder’s equity, end of year	$503	$434	$397

See notes to statutory financial statements.

C.M. LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Cash from operations:
Premium and other income collected	$720	$862	$1,811
Net investment income	346	336	263
Benefit payments	(1,207)	(893)	(736)
Net transfers from separate accounts	404	320	122
Commissions and other expenses	(144)	(186)	(264)
Federal income taxes paid	(26)	(26)	(28)

Net cash from operations	93	413	1,168

Cash from investments:
Proceeds from investments sold, matured, or repaid:
Bonds	1,248	1,473	657
Mortgage loans on real estate	201	265	153
Other	59	23	40

	1,508	1,761	850

Cost of investments acquired:
Bonds	(1,002)	(1,756)	(1,965)
Mortgage loans on real estate	(301)	(375)	(431)
Other	(162)	(152)	(97)

	(1,465)	(2,283)	(2,493)
Net increase in contract loans	(19)	(9)	—

Net cash from investments	24	(531)	(1,643)

Cash from financing and other sources:
Net (withdrawals) deposits on deposit-type contracts	(19)	5	(11)
Other cash provided (applied)	3	(27)	10

Net cash applied from financing and other sources	(16)	(22)	(1)

Net change in cash, cash equivalents and short-term investments	101	(140)	(476)
Cash, cash equivalents and short-term investments, beginning of year	253	393	869

Cash, cash equivalents and short-term investments, end of year	$354	$253	$393

See notes to statutory financial statements.

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

MassMutual Financial Group (“MMFG”) is comprised of Massachusetts Mutual Life Insurance Company (“MassMutual”) and its subsidiaries. These statutory financial statements include the accounts of C.M. Life Insurance Company (the “Company”), a wholly-owned stock life insurance subsidiary of MassMutual. The Company provides life insurance and annuities to individuals and group life insurance to institutions. MMFG is a global, diversified financial services organization providing life insurance, disability income insurance, long-term care insurance, annuities, structured settlement annuities, retirement and savings products, investment management, mutual funds, and trust services to individual and institutional customers.

2.	Summary of significant accounting policies and practices

a.	Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the State of Connecticut Insurance Department (“Department”).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with United States generally accepted accounting principles (“GAAP”). The more significant differences between statutory accounting principles and GAAP are as follows: (a) certain acquisition costs, such as commissions and other variable costs, that are directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP generally capitalizes these expenses and amortizes them based on profit emergence over the expected life of the policies or over the premium payment period; (b) statutory policy reserves are based upon the Commissioners’ Reserve Valuation Method or net level premium method and prescribed statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost, whereas GAAP generally reports bonds at fair value; (d) deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged to surplus, whereas GAAP would include the change in deferred taxes in net income; (e) payments received for universal and variable life insurance products and variable annuities are reported as premium income and changes in reserves, whereas GAAP would treat these payments as deposits to policyholders’ account balances; (f) majority-owned subsidiaries are accounted for using the equity method, whereas GAAP would consolidate these entities; (g) assets are reported at “admitted asset” value and “non-admitted assets” are excluded through a charge against surplus, whereas GAAP records these assets net of any valuation allowance; (h) reinsurance reserve credits are reported as a reduction of policyholders’ reserves and liabilities for deposit-type contracts, whereas GAAP would report these balances as an asset; (i) an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize surplus against fluctuations in the value of stocks, real estate investments, partnerships, and limited liability companies (“LLCs”) as well as credit-related declines in the value of bonds and mortgage loans, whereas GAAP does not record

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

this reserve; (j) after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into revenue, whereas GAAP reports these gains and losses as revenue; (k) changes in the fair value of derivative financial instruments are recorded as changes in surplus, whereas GAAP generally reports these changes as revenue unless deemed an effective hedge; (l) comprehensive income is not presented, whereas GAAP presents changes in unrealized capital gains and losses as other comprehensive income; and (m) embedded derivatives are recorded as part of the underlying contract, whereas GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for the derivative separately.

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the statutory financial statements, and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the carrying values of investments and derivatives, the liability for future policyholders’ reserves and deposit-type contracts, and the amount of investment valuation reserves on mortgage loans, real estate held for sale, and other-than-temporary impairments. Future events including, but not limited to, changes in the levels of mortality, interest rates, persistency and asset valuations, could cause actual results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

b.	Corrections of errors and reclassifications

During 2006, the Company recorded a net pretax decrease to prior period adjustments, a component of changes in shareholder’s equity, of approximately $12 million attributable to corrections of prior year errors. This decrease was primarily due to the correction in non-traditional life insurance reserves related to errors in a prior year mortality study and mortality factors.

Certain 2005 and 2004 balances have been reclassified to conform to the current year presentation.

c.	Bonds

Generally, bonds are valued at amortized cost using the constant yield interest method. Bond transactions are recorded on a trade date basis, except for private placement bonds which are recorded on the funding date.

The fair value of bonds is based on values provided by the NAIC’s Securities Valuation Office (“SVO”) when available. If SVO values are not available, quoted market values provided by other third-party organizations are used. If quoted market values are unavailable, fair value is estimated by discounting expected future cash flows using current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

For fixed income securities that do not have a fixed schedule of payments, such as asset-backed, mortgage-backed and structured securities, the effect on amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies, consistently applied by type of security. Certain high quality fixed income securities follow the retrospective method of accounting. Under the retrospective method, the recalculated effective yield equates the present value of the actual and anticipated cash flows, including new prepayment assumptions, to the original cost of the investment. Prepayment assumptions are based on borrower constraints and economic incentives such as the original term, age and coupon of the loan as affected by the interest rate environment. The current carrying value is then increased or decreased to the amount that would have resulted had the revised yield been applied since inception, and investment income is correspondingly decreased or increased. The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date. All other fixed securities, such as floating rate bonds and interest only securities, follow the prospective method of accounting. Under the prospective method, the recalculated future effective yield equates the carrying value of the investment to the present value of the anticipated future cash flows.

The carrying values of bonds, mortgage-backed and asset-backed securities are written down to fair value when a decline in value is considered to be other-than-temporary. The Company considers the following factors in the evaluation of whether a non-interest related decline in value is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of a debt security in effect at the date of acquisition; (c) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value; and (d) the period and degree to which the market value has been below cost. The Company considers the following factors in the evaluation of whether an interest related decline in value is other-than-temporary: (a) the Company’s near term intent to sell; (b) the Company’s contractual and regulatory obligations; and (c) the Company’s ability to hold the investment until anticipated recovery of the cost of the investment. The Company conducts a quarterly management review of all bonds including those in default, not-in-good standing, or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of other-than-temporary impairments including, but not limited to, unrealized loss trend analysis and significant short-term changes. If the impairment is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established.

d.	Preferred stock

Generally, preferred stocks in good standing are valued at amortized cost. Preferred stocks not in good standing are valued at the lower of amortized cost or fair value. Fair values of preferred stocks are based on published market values, where available. For preferred stocks without a readily ascertainable market value, the Company has determined an estimated fair value using broker-dealer quotations or managements’ pricing model.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

As of December 31, 2006 and 2005, the Company had a carrying value of $7 million and $4 million, respectively, in preferred stocks for which the transfer of ownership was restricted by contractual requirements.

e.	Common stock – subsidiary and affiliates

The Company accounts for the value of its affiliates, primarily its investment in MML Bay State Life Insurance Company (“MML Bay State”), a wholly owned stock life insurance subsidiary, at its underlying statutory net equity. MML Bay State’s operating results, less dividends declared, are reflected as net unrealized capital gains in the Statutory Statements of Changes in Shareholder’s Equity. Dividends are recorded as net investment income when received.

f.	Common stocks – unaffiliated

Common stocks, including warrants, are valued at fair value with unrealized capital gains and losses included as a change in surplus. Common stock transactions are recorded on a trade date basis.

The fair value of common stocks is based on values provided by the SVO when available. If SVO values are not available, quoted market values provided by other third-party organizations are used. If quoted market values are unavailable, fair value is estimated by using internal models.

The cost basis of common stocks is adjusted for impairments deemed to be other-than-temporary. The Company considers the following factors in the evaluation of whether a decline in value is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. The Company conducts a quarterly management review of all common stock issuers including those not-in-good standing or valued below 70% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of other-than-temporary impairments including, but not limited to, unrealized loss trend analysis and significant short-term changes. If the impairment is other-than-temporary, a direct write-down to fair value is recognized in realized capital losses and a new cost basis is established.

g.	Mortgage loans on real estate

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premiums and discounts, non-refundable commitment fees and mortgage interest points, and valuation allowances. The mortgage loan portfolio is comprised of commercial mortgage loans, including mezzanine loans, and residential mortgage loan pools. Mezzanine loans are loans secured by a pledge of direct or indirect equity interest in an entity that owns real estate. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration and Veterans Administration guarantees.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The fair value of mortgage loans is estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For non-performing loans, the fair value is the estimated collateral value of the underlying real estate.

When, based upon current information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation allowance is established for the excess of the carrying value of the mortgage loan over its fair value. Collectibility and estimated recoveries are assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. Changes to the valuation allowance are recorded as unrealized capital losses in surplus.

When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established. An impairment is deemed other-than-temporary when foreclosure proceedings or other procedures leading to the acquisition of the collateral are initiated, the acquisition of the collateral is probable, and a reasonable estimate of the collateral value has been determined.

Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for impaired loans more than 60 days past due, for loans delinquent more than 90 days, or when collection is improbable. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received per the terms of the original mortgage loan agreement or modified mortgage loan agreement.

h.	Contract loans

Contract loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. At issuance, contract loans are fully secured by the cash surrender value of the policy. Unsecured amounts can occur when subsequent charges are incurred on the underlying policy without the receipt of additional premium. Unsecured amounts, which were non-admitted, were less than $1 million as of December 31, 2006 and 2005. The majority of contract loans are variable rate loans adjusted annually. The carrying value for contract loans approximates the fair value reported in the Statutory Statements of Financial Position. Accrued investment income on contract loans more than 90 days past due is included in the unpaid balance of the contract loan.

i.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income, and real estate occupied by the Company are carried at depreciated cost, less encumbrances. Depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

impairment being included in realized capital losses. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Real estate held-for-sale is carried at the lower of depreciated cost or fair value, less selling costs. Real estate classified as held-for-sale is not depreciated. Adjustments to the carrying value of real estate held-for-sale are recorded when fair value less selling costs is below depreciated cost and are included in realized capital losses.

Real estate acquired in satisfaction of debt is recorded at the lower of cost or fair value at the date of foreclosure.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks. The Company also obtains external appraisals for a rotating sample of properties on an annual basis.

j.	Partnerships and limited liability companies

Partnerships and LLCs, except for investments in partnerships which generate low income housing tax credits (“LIHTC”), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in surplus. When it appears probable that the Company will be unable to recover the outstanding carrying value of an investment, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, an other-than-temporary impairment is recognized in realized capital losses for the excess of the carrying value over the estimated fair value of the investment. The estimated fair value is determined by assessing the value of the partnership or LLC’s underlying assets, cash flow, current financial condition and other market factors. Distributions not deemed to be a return of capital are recorded in net investment income when received.

Investments in partnerships which generate LIHTC are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into income during the period in which tax benefits are allocated. For determining impairments in partnerships which generate LIHTC, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a 6.0% risk free rate of return and compares the result to its current book value. Impairments are recognized as realized capital losses.

k.	Derivatives and other invested assets

The Company may use derivative financial instruments in the normal course of business to manage risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company may also use a combination of derivatives and fixed income investments to create synthetic investment positions. These combined investments are created opportunistically when they are economically more attractive than the replicated instrument or when the replicated instrument is unavailable. To a much lesser extent, some of these combinations are considered replication (synthetic asset) transactions as permitted under statutory accounting principles. The Company’s derivative strategy

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, equity and credit default swaps, options, interest rate caps and floors, forward commitments, and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, as allowed by accounting rules, the Company specifically and intentionally made the decision not to apply hedge accounting.

Derivative financial instruments are carried at estimated fair value, which is based primarily upon quotations obtained from independent sources. Changes in the fair value of these instruments are recorded as unrealized capital gains and losses in surplus. Gains and losses realized on the termination, closing or assignment of contracts are recorded as realized capital gains and losses. Amounts receivable and payable are accrued.

l.	Cash, cash equivalents and short-term investments

The Company considers all highly liquid investments purchased with maturities of three months or less to be cash and cash equivalents.

Short-term investments, which are carried at amortized cost, consist of all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months. Repurchase agreements and investments in money market mutual funds are classified as short-term investments.

The Company may enter into repurchase agreements whereby the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. Repurchase agreements are accounted for as collateralized lendings with the cash paid for the securities recorded in the statutory financial statements as a short-term investment. The underlying securities are not recorded as investments owned by the Company. The difference between the amount paid and the amount at which the securities will be subsequently resold is reported as interest income. At purchase, the Company requires collateral in the form of securities having a fair value of a minimum of 102% of the securities’ purchase price. If at anytime the fair value of the collateral declines to less than 100% of the securities’ purchase price, the counterparty is obligated to provide additional collateral to bring the total collateral held by the Company to at least 102% of the securities’ purchase price. As of December 31 2006 and 2005, the Company did not have any repurchase agreements.

The carrying value reported in the Statutory Statements of Financial Position for these instruments approximates the fair value.

m.	Investment income due and accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default; (b) impaired bonds and mortgage loans more than 60 days past due; (c) bonds and mortgage loans delinquent more than 90 days or where collection of interest is improbable; (d) rent in arrears for more

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

than 90 days; and (e) contract loan interest due and accrued in excess of the cash surrender value of the underlying contract.

n.	Other than invested assets

Other than invested assets primarily includes reinsurance recoverables.

o.	Non-admitted assets

Assets designated as non-admitted by the NAIC include the amount of the deferred tax asset that will not be realized by the end of the next calendar year, the interest maintenance reserve in a net asset position, certain investments in partnerships for which audits are not performed, prepaid agent commissions and premium greater than 90 days past due. Such amounts are excluded from the Statutory Statements of Financial Position.

p.	Separate accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life and other insurance policyholders. Assets consist principally of marketable securities reported at fair value and are not available to satisfy liabilities that arise from any other business of the Company. Separate account liabilities represent segregated policyholder funds administered and invested by the Company to meet specific investment objectives of the policyholders. The Company receives administrative and investment advisory fees from these accounts.

The Company has separate accounts classified as non-guaranteed for which the policyholder assumes the investment risk. Premium income, benefits and expenses of the separate accounts are reported as a component of net income. Investment income and realized and unrealized capital gains and losses on the assets of separate accounts accrue to policyholders and, accordingly, are not recorded as a component of net income.

q.	Policyholders’ reserves

Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in force.

Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners’ Reserve Valuation Method bases using the 1980 Commissioners’ Standard Ordinary mortality tables with assumed interest rates.

Reserves for individual annuities are based on account value or accepted actuarial methods, generally the Commissioners’ Annuity Reserve Valuation Method, using applicable interest rates.

Tabular interest, tabular less actual reserves released, and tabular cost for all life contracts are determined in accordance with NAIC annual statement instructions. Term life products use a formula that applies a weighted-average interest rate determined from a seriatim

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

valuation file to the mean average reserves. Universal life, variable life and group life insurance products use a formula which applies a weighted-average credited rate to the mean account value.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

The same reserve methods applied to standard policies are used for substandard reserve calculations that are based on a substandard mortality rate (a multiple of standard reserve tables).

The Company had total life insurance in force of $58,304 million and $61,898 million as of December 31, 2006 and 2005, respectively. Of this total, the Company had $5,204 million and $5,526 million of life insurance in force as of December 31, 2006 and 2005, respectively, for which the gross premium was less than the net premium according to the standard valuation set by the Department. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use industry standard mortality tables, while the gross premium calculated by pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers.

Certain variable universal life and variable individual annuity products issued by the Company offer various guaranteed minimum death benefits. The liabilities for guaranteed minimum death benefits (“GMDB”) are included in policyholders’ reserves and the related changes in these liabilities are included in change in policyholders’ reserves.

A GMDB generally provides a benefit if the contract holder dies and the contract value is less than a specified amount. This amount is based on the premium paid less amounts withdrawn or contract value on a specified anniversary date. For an annuity contract, a decline in the stock market causing the contract value to fall below this specified amount will increase the net amount at risk, which is the GMDB in excess of the contract value.

The Company’s annuity and variable universal life GMDB reserves are calculated in accordance with actuarial guidelines.

All policyholders’ reserves and accruals are based on the various estimates discussed above and are presented net of reinsurance. Management believes that these liabilities and accruals will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

r.	Liabilities for deposit-type contracts

Reserves for investment-type contracts such as supplementary contracts not involving life contingencies are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting expected future cash flows using current market rates.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

s.	Transfers due from separate accounts

Transfers due from separate accounts represent a net receivable from the Company’s separate accounts.

t.	Asset valuation reserve

The Company maintains an asset valuation reserve (“AVR”). The AVR is a contingency reserve to stabilize surplus against fluctuations in the statement value of stocks, real estate investments, partnerships and LLCs as well as credit-related declines in the value of bonds and mortgage loans. AVR is reported in the Statutory Statements of Financial Position and the change in AVR is reported in the Statutory Statements of Changes in Surplus.

u.	Reverse repurchase agreements

The Company may enter into reverse repurchase agreements whereby the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. Reverse repurchase agreements are accounted for as collateralized borrowings, with the proceeds from the sale of the securities recorded as a liability and the underlying securities recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense, a component of investment expense which is classified as net investment income on the Statutory Statements of Income.

The Company provides collateral as dictated by the reverse repurchase agreement to the counterparty in exchange for a loan amount. If the fair value of the securities sold becomes less than the loan amount, the counterparty may require additional collateral.

As of December 31, 2006 and 2005, the Company did not have any reverse repurchase agreements.

v.	Other liabilities

Other liabilities primarily include amounts in suspense, due and accrued expenses and liabilities related to collateral held on derivative contracts.

w.	Surplus

Surplus of the Company is reported to regulatory authorities and is intended to protect policyholders against possible adverse experience.

x.	Reinsurance

The Company enters into reinsurance agreements with MassMutual and other insurance companies in the normal course of business in order to limit its insurance risk. Premium income, benefits to policyholders, and policyholders’ reserves are stated net of reinsurance. Premium income, commissions, expense reimbursements, benefits and reserves related to

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains primarily liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements.

y.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy and excess premium for flexible products is recognized when received. Annuity premium is recognized as revenue when received. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

z.	Realized and unrealized capital gains and losses

Realized capital gains and losses, net of taxes, exclude gains and losses deferred into the IMR and gains and losses of the separate accounts. Realized capital gains and losses are recognized in net income and are determined using the specific identification method.

All after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the IMR and amortized into revenue. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or, in the case of derivative financial instruments, over the remaining life of the underlying asset.

Unrealized capital gains and losses are recorded as a change in surplus.

3.	New accounting standards

a.	Adoption of new accounting standards

In June 2005, the National Association of Insurance Commissioners (“NAIC”) issued Statement of Statutory Accounting Principles (“SSAP”) No. 90 “Accounting for the Impairment or Disposal of Real Estate Investments, and Discontinued Operations” with an effective date of January 1, 2006. SSAP No. 90 establishes statutory accounting principles for the impairment or disposal of real estate investments and the treatment of long-lived assets associated with discontinued operations including non-admitted intangible assets other than goodwill. It also establishes statutory accounting principles for properties held for sale. Those properties shall be carried at the lower of depreciated cost or fair value less encumbrances and estimated costs to sell the property. Depreciation is not recognized on held for sale properties. An impairment loss shall be recognized if the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. Adoption of this statement did not result in a material impact to the Company’s financial condition or results of operations.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In June 2005, the NAIC issued SSAP No. 93 “Accounting for Low Income Housing Tax Credit Property Investments” with an effective date of January 1, 2006. SSAP No. 93 establishes statutory accounting principles for investments in federal and certain state sponsored Low Income Housing Tax Credit (“LIHTC”) properties. State sponsored LIHTC programs that are not in compliance with SSAP No. 93 shall continue to be accounted for in accordance with the requirements of SSAP No. 48 “Joint Ventures, Partnerships and Limited Liability Companies.” The Company recorded a charge to surplus of less than $1 million to convert the LIHTC investment book values from the equity method to the amortized cost method and a related deferred tax asset of less than $1 million. Due to the non-admission of certain deferred tax assets under SSAP No. 10 “Income Taxes”, the deferred tax asset was non-admitted resulting in less than $1 million overall reduction to surplus.

In June 2006, the NAIC issued SSAP No. 94 “Accounting for Transferable State Tax Credits” with an effective date of December 31, 2006. SSAP No. 94 establishes statutory accounting principles for transferable state tax credits that are consistent with the Statutory Accounting Principles Statement of Concepts and Statutory Hierarchy. Transferable state tax credits held by reporting entities meet the definition of assets as specified in SSAP No. 4 “Assets and Nonadmitted Assets” and will be admissible assets to the extent the tax credits comply with the requirements of this statement. Adoption of this statement occurred in the fourth quarter of 2006 and did not result in a material impact to the Company’s financial condition or results of operations.

b.	Future adoption of accounting standards

In September 2006, the NAIC issued SSAP No. 95 “Exchanges of Nonmonetary Assets, A Replacement of SSAP No. 28 – Nonmonetary Transactions” with an effective date of January 1, 2007. SSAP No. 95 establishes statutory accounting principles for nonmonetary transactions. Specific statutory requirements for certain types of nonmonetary transactions are addressed in other statements. Accounting for nonmonetary transactions shall generally be based on the fair values of the assets (or services) involved. Consequently, this statement adopts FAS No. 153 “Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29.” The Company does not expect adoption of this statement to have a material impact on the Company’s financial condition or results of operations.

In December 2006, the NAIC issued SSAP No. 96 “Settlement Requirements for Intercompany Transactions, An Amendment to SSAP No. 25 – Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties” with an effective date of January 1, 2007. This statement establishes a statutory aging threshold for admission of loans and advances to related parties outstanding as of the reporting date. In addition, this statement establishes an aging threshold for admission of receivables associated with transactions for services provided to related parties outstanding as of the reporting date. SSAP No. 96 requires that transactions between related parties be in writing and that written agreements provide for the timely settlement of amounts owed, with a specific due date. Amounts outstanding greater than 90 days from the due date would be non-admitted. The Company does not expect adoption of this statement to have a material impact on the Company’s financial condition or results of operations.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

4.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality, or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2006
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U. S. government	$106	$1	$—	$107
States, territories and possessions	3	—	—	3
Special revenue	199	1	3	197
Public utilities	193	3	4	192
Industrial and miscellaneous	2,853	30	44	2,839
Credit tenant loans	10	—	—	10
Parent, subsidiaries and affiliates	93	—	11	82

	$3,457	$35	$62	$3,430

	December 31, 2005
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U. S. government	$261	$4	$1	$264
States, territories and possessions	4	—	—	4
Political subdivisions of states, territories and possessions	1	—	—	1
Special revenue	138	1	2	137
Public utilities	189	5	2	192
Industrial and miscellaneous	3,074	47	34	3,087
Credit tenant loans	12	—	—	12
Parent, subsidiaries and affiliates	20	—	—	20

	$3,699	$57	$39	$3,717

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The table below sets forth the SVO ratings for the bond portfolio along with what the Company believes are the equivalent rating agency designations:

		December 31,
		2006		2005
NAIC Class	Equivalent Rating Agency Designation	Carrying Value	% of Total	Carrying Value	% of Total
			($ In Millions)
1	Aaa/Aa/A	$2,078	60%	$2,212	60%
2	Baa	1,049	29	1,093	28
3	Ba	162	5	178	5
4	B	88	3	133	4
5	Caa and lower	53	2	60	2
6	In or near default	27	1	23	1

	Total	$3,457	100%	$3,699	100%

The following table summarizes the carrying value and fair value of bonds as of December 31, 2006 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Securities that are not due on a single maturity date are included as of the final maturity.

	Carrying Value	Fair Value
	(In Millions)
Due in one year or less	$93	$93
Due after one year through five years	891	896
Due after five years through 10 years	1,217	1,209
Due after 10 years	1,256	1,232

	$3,457	$3,430

The proceeds from sales, gross realized capital gain and loss activity on sales and other- than-temporary impairments on bonds were as follows:

	Years ended December 31,
	2006	2005	2004
	(In Millions)
Proceeds from sales	$601	$850	$174
Gross realized capital gains on sales	2	7	5
Gross realized capital losses on sales	5	14	1
Impairment losses	4	5	4

Portions of the interest related realized capital gains and losses were deferred into the IMR.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company employs a systematic methodology to evaluate declines in fair value below book value. The methodology to evaluate declines in fair value utilizes a quantitative and qualitative process ensuring that available evidence concerning the declines is evaluated in a disciplined manner. The book values of investments are written down to fair value when a decline in value is considered to be other-than-temporary.

As of December 31, 2006 and 2005, the Company had $2 million and $7 million, respectively, of unrealized losses recorded as a reduction to its carrying value of bonds. These unrealized losses include both NAIC 6 rated bonds recorded as changes in net unrealized capital gains and foreign currency fluctuations recorded as changes in net unrealized foreign exchange capital gains on the Statutory Statements of Changes in Surplus. The following is an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position as of December 31, 2006 and 2005.

	December 31, 2006
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
			($ In Millions)
U. S. government	$50	$—	3	$9	$—	5
States, territories and possessions	—	—	—	2	—	1
Special revenue	58	—	24	79	2	29
Public utilities	22	—	18	102	3	56
Industrial and miscellaneous	457	8	256	1,181	40	458
Credit tenant loans	4	—	3	3	—	2
Parent, subsidiaries and affiliates	3	11	3	8	—	3

	$594	$19	307	$1,384	$45	554

For special revenue investments, the unrealized losses as of December 31, 2006 were primarily caused by increases in interest rates since original purchase. The unrealized loss for a period of 12 months or more for special revenue investments was $2 million. These investments are of the highest credit quality rating and are backed by the U.S. government or government sponsored agencies.

For industrial and miscellaneous and public utilities, the majority of the unrealized losses as of December 31, 2006 were due to changes in interest rates and were spread across multiple industry sectors with no single sector experiencing a disproportionate amount of losses as compared to other sectors. For these investments, $43 million was in an unrealized loss position for a period of 12 months or more.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Based on the Company’s policies for the evaluation of impairments discussed in Note 2c, the Company did not consider these investments to be other-than-temporarily impaired as of December 31, 2006.

	December 31, 2005
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
			($ In Millions)
U. S. government	$107	$1	6	$3	$—	2
All other governments	1	—	1	—	—	—
States, territories and possessions	2	—	1	—	—	—
Political subdivisions of states, territories and possessions	1	—	1	—	—	—
Special revenue	89	1	19	28	1	14
Public utilities	80	1	49	21	1	16
Industrial and miscellaneous	1,191	27	485	385	14	174
Credit tenant loans	—	—	—	4	—	1
Parent, subsidiaries and affiliates	4	—	1	2	—	1

	$1,475	$30	563	$443	$16	208

For U.S. government and special revenue investments, the unrealized losses as of December 31, 2005 were primarily caused by increases in interest rates since original purchase. The unrealized loss for a period of 12 months or more for special revenue investments was $1 million. These investments are of the highest credit quality rating and are backed by the U.S. government or government sponsored agencies.

For industrial and miscellaneous and public utilities, the majority of the unrealized losses as of December 31, 2005 were due to changes in interest rates and were spread across multiple industry sectors with no single sector experiencing a disproportionate amount of losses as compared to other sectors. For these investments, $15 million was in an unrealized loss position for a period of 12 months or more.

Based on the Company’s policies for the evaluation of impairments discussed in Note 2c, the Company did not consider these investments to be other-than-temporarily impaired as of December 31, 2005.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Common stock - unaffiliated

The cost and carrying value of common stocks were as follows:

	December 31,
	2006	2005
	(In Millions)
Cost	$46	$40
Gross unrealized gains	15	9
Gross unrealized losses	(2)	(4)

Carrying value	$59	$45

The gain and loss activity of common stocks, were as follows:

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Gross realized capital gains on sales	$9	$4	$3
Gross realized capital losses on sales	1	1	—

Other-than-temporary impairment losses on unaffiliated common stocks were less than $1 million for the years ended December 31, 2006, 2005 and 2004.

As of December 31, 2006, investments in common stock in an unrealized loss position included holdings with a fair value of $5 million in 29 issuers. These holdings were in an unrealized loss position of $2 million, $1 million of which were in an unrealized loss position more than 12 months. As of December 31, 2005, investments in common stock with an unrealized loss position included holdings with a fair value of $7 million in 43 issuers. These holdings were in an unrealized loss position of $4 million, $2 million of which were in an unrealized loss position more than 12 months. Based upon the Company’s impairment review process, the decline in value of these securities was not considered to be other-than-temporary as of December 31, 2006 and 2005.

As of December 31, 2006 and 2005, the Company had a carrying value of $27 million and $22 million, respectively, in common stocks for which the transfer of ownership was restricted by contractual requirements.

c.	Mortgage loans on real estate

Mortgage loans, comprised of commercial mortgage loans and residential mortgage loan pools, were $1,062 million and $965 million, net of valuation allowances of $2 million and $0 million as of December 31, 2006 and 2005, respectively. The Company’s commercial mortgage loans primarily finance various types of commercial real estate properties throughout the United States. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration and Veterans Administration guarantees. On occasion, the Company advances funds for the

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

payment of items such as real estate taxes, legal bills, and appraisals to protect collateral. Typically, advances are made on problem loans for which the Company is in negotiations with the borrower. To the extent that advances are not recoverable, they are written off as a realized loss upon the disposition of the mortgage loan. Taxes, assessments and other amounts advanced on behalf of a third party that were not included in the mortgage loan carrying value total were less than $1 million and $0 million as of December 31, 2006 and 2005, respectively.

As of December 31, 2006, scheduled mortgage loan maturities, net of valuation allowances, were as follows:

(In Millions)
2007	$28
2008	70
2009	69
2010	107
2011	83
Thereafter	393

Commercial mortgage loans	750
Residential mortgage loan pools	312

Total mortgage loans	$1,062

As of December 31, 2006 and 2005, the lending rates, including fixed and variable, on the portfolio of mortgage loans were:

	December 31, 2006			December 31, 2005
	Low	High	Weighted Average	Low	High	Weighted Average
Commercial mortgages	3.9%	8.9%	5.9%	3.9%	9.0%	5.8%
Residential mortgage loan pools	4.4%	11.2%	6.7%	5.7%	10.5%	7.0%
Mezzanine mortgages	8.1%	20.0%	12.7%	7.0%	20.0%	12.2%

During the years ended December 31, 2006 and 2005, mortgage loan lending rates, including fixed and variable, on new issues were:

	2006		2005
	Low	High	Low	High
Commercial mortgages	5.3%	7.4%	4.7%	7.5%
Residential mortgage loan pools	5.9%	7.4%	6.5%	7.3%
Mezzanine mortgages	16.0%	16.1%	7.0%	20.0%

The maximum percentage of any one commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 86.3% and 92.0% as of December 31, 2006 and 2005, respectively. The maximum percentage of any one mezzanine loan to the estimated value of secured collateral at the time the loan was originated was 97.5% and 98.0% as of December 31, 2006 and 2005, respectively.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The gain and loss activity of mortgage loans was as follows:

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Gross realized investment gains	$—	$2	$—
Gross realized investment losses	—	1	—
Impairment losses	—	—	—

As of December 31, 2006 and 2005, the Company had no restructured loans. Restructured loans typically have been modified to defer a portion of the contracted interest payments to future periods. No interest was deferred to future periods for the years ended December 31, 2006 and 2005.

The balance in the valuation allowance as of December 31, 2006 was $2 million. There was no valuation allowance as of December 31, 2005. Changes to the valuation allowance are recorded as unrealized capital losses in surplus.

Impaired mortgage loans consisted of the following:

	December 31,
	2006	2005
	(In Millions)
Impaired mortgage loans with valuation allowance	$2	$—
Less valuation allowances on impaired loans	(2)	—

Net carrying value of impaired mortgage loans	$—	$—

The average recorded investment in impaired loans was $2 million, $0 million and $2 million for the years ended December 31, 2006, 2005 and 2004, respectively. Interest income on impaired loans was less than $1 million for the years ended December 31, 2006 and 2004. There was no interest income on impaired loans for the year ended December 31, 2005.

There were no mortgage loans with interest more than 180 days past due as of December 31, 2006 and 2005.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The geographic distribution of mortgage loans was as follows:

	December 31,
	2006	2005
	(In Millions)
California	$174	$172
Massachusetts	52	28
Texas	46	43
Washington	45	36
New York	41	36
Arizona	40	35
All other states and countries	352	340

Total commercial mortgage loans	750	690
Residential mortgage loan pools	312	275

Total mortgage loans	$1,062	$965

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools and there was no material negative impact to surplus based on the geographical concentrations for the years ended December 31, 2006 and 2005.

d.	Real estate

The carrying value of real estate was as follows:

	December 31,
	2006	2005
	(In Millions)
Held for the production of income	$14	$14
Accumulated depreciation	(1)	(1)
Encumbrances	(4)	(4)

Held for the production of income, net	9	9

Total real estate	$9	$9

The Company had no real estate held-for-sale or occupied by the company as of December 31, 2006 and 2005.

The carrying value of non-income producing real estate, consisting primarily of land, was $3 million as of December 31, 2006 and 2005. One non-income producing real estate property with a carrying value of less than $1 million was under development as of December 31, 2006 and 2005.

Depreciation expense on real estate was less than $1 million for the years ended December 31, 2006, 2005 and 2004.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

There were no realized gains or losses for the years ended December 31, 2006, 2005 and 2004.

The Company invests in real estate as part of its diversified investment strategy. Properties are acquired and managed for net income growth and increasing value. Properties acquired through foreclosure are managed similarly. If a property in the portfolio is underperforming or is not expected to outperform the market in the future it is recommended for sale. Upon management’s approval for the sale of a property it is classified as held-for-sale. Properties acquired through foreclosure are classified as held-for-sale. There were no properties classified as held-for-sale as of December 31, 2006 and 2005.

e.	Partnerships and limited liability companies

The carrying value of partnerships and LLCs was $180 million and $116 million as of December 31, 2006 and 2005, respectively.

The gain and loss activity of partnerships and LLCs was as follows:

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Gross realized capital gains on sales	$1	$2	$—
Gross realized capital losses on sales	—	—	—
Impairment losses	1	1	—

Other-than-temporary impairments were less than $1 million for the year ended December 31, 2004.

The Company invests in partnerships which generate low income housing tax credits (“LIHTC”). As of December 31, 2006, the Company’s investment in LIHTC investments was less than 1% of total invested assets. These investments currently have unexpired tax credits which range from 8 to 11 years and have an initial 15 year holding period requirement.

For determining impairments on LIHTC investments, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a 6.0% risk free rate of return and compares the result to its current book value. There were no impairments during 2006.

There were no write-downs or reclassifications made during the years ended December 31, 2006 and 2005 due to forfeiture or ineligibility of tax credits or similar issues. In addition, there are no LIHTC investments currently subject to regulatory review.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Net investment income

	Net investment income was derived from the following sources:
		Years Ended December 31,
		2006	2005	2004
		(In Millions)
	Bonds	$215	$206	$149
	Preferred stocks	1	1	1
	Common stocks - subsidiaries and affiliates	44	47	34
	Common stocks - unaffiliated	3	3	1
	Mortgage loans on real estate	65	59	41
	Contract loans	8	8	8
	Real estate	1	1	1
	Partnerships and LLCs	14	8	3
	Derivatives and other invested assets	5	18	25
	Cash, cash equivalents and short-term investments	13	7	12

	Subtotal investment income	369	358	275
	Amortization of IMR	(9)	(5)	—
	Less investment expenses	(15)	(15)	(9)

	Net investment income (loss)	$345	$338	$266

g.	Net realized capital gains and losses

	Net realized capital gains (losses) were comprised of the following:
		Years Ended December 31,
		2006	2005	2004
		(In Millions)
	Bonds	$(7)	$(12)	$—
	Preferred stocks	2	—	—
	Common stocks - unaffiliated	8	3	3
	Mortgage loans on real estate	—	1	—
	Partnerships and LLC’s	—	1	—
	Derivatives and other	(35)	(30)	(8)
	Federal and state taxes	12	12	1

	Net realized capital gains (losses) before deferral to IMR	(20)	(25)	(4)

	Net losses deferred to IMR	40	36	7
	Less taxes	(14)	(13)	(2)

	Net after tax losses deferred to IMR	26	23	5

	Net realized capital gains (losses)	$6	$(2)	$1

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Net realized gains (losses) on derivative financial instruments by type were as follows:

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Interest rate swaps	$(33)	$(14)	$(1)
Currency swaps	—	(1)	—
Options	(3)	(15)	(11)
Forward commitments	—	(1)	8
Financial futures	1	—	(4)

Net derivative realized capital gains (losses)	$(35)	$(31)	$(8)

5.	Common stocks - subsidiary and affiliates

MML Bay State is a wholly-owned stock life insurance subsidiary of the Company and primarily writes variable universal life and bank-owned life insurance business.

The Company received dividends from MML Bay State of $44 million and $47 million, in 2006 and 2005, respectively. A majority of MML Bay State’s statutory shareholder’s equity is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the Company without prior approval from the Department. Under these regulations, $37 million of MML Bay State’s shareholder’s equity is available for distribution to the Company in 2007 without prior regulatory approval.

Summarized below is statutory financial information for MML Bay State:

	As of and for the Years Ended December 31,
	2006	2005	2004
	(In Millions)
Total revenue	$155	$167	$170
Net income	37	44	47
Assets	4,550	4,377	4,307
Liabilities	4,338	4,159	4,085

6.	Derivative financial instruments

The Company may use derivative financial instruments in the normal course of business to manage risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company may also use a combination of derivatives and fixed income investments to create synthetic investment positions. These combined investments are created opportunistically when they are economically more attractive than the replicated instrument or when the replicated instruments are unavailable. To a much lesser extent, some, approximately $2 million in replicated asset statement value, of these combinations are considered replication (synthetic asset) transactions as permitted under statutory accounting principles. The Company’s derivative strategy employs a variety of derivative financial

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

instruments, including interest rate swaps, currency swaps, equity and credit default swaps, options, interest rate caps and floors, forward commitments, and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, as allowed by accounting rules, the Company specifically and intentionally made the decision not to apply hedge accounting.

Under interest rate swaps, the Company agrees, at specified intervals, to an exchange of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount. Typically, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Interest rate swaps are primarily utilized to more closely match the interest rate characteristics of assets and liabilities arising from timing mismatches between assets and liabilities (including duration mismatches). Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments.

Under currency swaps, the Company agrees to an exchange of principal denominated in two different currencies at current rates, under an agreement to repay the principal at a specified future date and rate. The Company may utilize currency swaps for the purpose of managing currency exchange risks in its assets and its liabilities.

Credit default swaps involve a transfer of credit risk of fixed income instruments from one party to another in exchange for periodic premium payments. The buyer of the credit swap receives credit protection, whereas the seller of the swap guarantees the credit worthiness of the underlying security. This transfers the risk of default from the buyer of the swap to the seller. If a specified credit event occurs, as defined by the agreement, the seller is obligated to pay the counterparty the contractually agreed upon amount and receives in return the underlying security in an amount equal to the notional value of the credit default swap. A credit event is generally defined as default on contractually obligated interest or principal payments or bankruptcy.

The Company may use credit default swaps to either reduce exposure to particular issuers by buying protection or increase exposure to issuers by selling protection against specified credit events. The Company buys protection as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells protection to enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market or to enter into synthetic transactions by buying a high quality liquid bond to match against the credit default swap.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 15 years. A swaption is an option to enter into an interest rate swap at a future date. The Company may purchase these options and pay a premium in order to transform its callable liabilities into fixed term liabilities.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Interest rate cap agreements are option contracts in which the seller agrees to limit the purchaser’s risk associated with an increase in a reference rate or index in return for a premium. Interest rate floor agreements are option contracts in which the seller agrees to limit the purchaser’s risk associated with a decline in a reference rate or index in return for a premium. The Company is exposed to policyholder surrenders during a rising interest rate environment. Interest rate cap and swaption contracts are used to mitigate the Company’s loss in this environment. The increase in yield from the cap and swaption contracts in a rising interest rate environment may be used to raise credited rates, thereby increasing the Company’s competitiveness and reducing the policyholder’s incentive to surrender. These derivatives are also used to reduce the duration risk in certain investment portfolios. These derivative instruments are structured to mitigate the durations of fixed maturity investments to match certain life insurance products in accordance with the Company’s asset and liability management policy.

The Company may utilize certain other agreements including forward commitments and financial futures to reduce exposures to various risks. Forward commitments and financial futures are used by the Company to manage market risks relating to interest rates. Currency forwards are contracts in which the Company agrees with other parties to exchange specified amounts of identified currencies at a specified future date. Typically, the exchange is agreed upon at the time of the contract. The Company may also use “to be announced” (“TBAs”) forward contracts to participate in the investment return on mortgage-backed securities. The Company believes that TBAs can provide a more liquid and cost effective method than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus accounts for these TBAs as derivatives. TBAs which settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions.

The Company’s principal derivative market risk exposures are interest rate risk, which includes the impact of inflation, and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as market interest rates move. The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to threshold and minimum transfer amounts that are functions of the rating on the counterparty’s long term, unsecured, unsubordinated debt. Additionally, in many instances, the Company enters into agreements with counterparties which allow for contracts in a positive position, where the Company is due amounts, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s exposure. As of December 31, 2006 and 2005, the Company held collateral of $15 million and $13 million, respectively. Market value exposure at risk, in a net gain position, net of offsets and collateral, was $43 million and $40 million as of December 31, 2006 and 2005, respectively. Negative values in the carrying value of a particular derivative category can result due to a counterparty’s right to offset positions in multiple derivative financial instruments. The Company regularly monitors counterparty credit ratings and exposures, derivatives positions and valuations, and the value of collateral posted to ensure counterparties are credit-worthy and

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

the concentration of exposure is minimized. The Company monitors this exposure as part of its management of the Company’s overall credit exposures.

The following tables summarize the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2006
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
		(In Millions)
Interest rate swaps	$21	$1,127	$—	$—
Currency swaps	(3)	68	4	22
Credit default swaps	—	46	—	13
Options	39	1,243	—	—
Forward commitments	(1)	72	—	40
Financial futures - long positions	—	16	—	—

Total	$56	$2,572	$4	$75

	December 31, 2005
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
		(In Millions)
Interest rate swaps	$19	$795	$11	$539
Currency swaps	2	32	3	56
Credit default swaps	—	36	—	—
Options	29	877	—	50
Forward commitments	1	126	—	12

Total	$51	$1,866	$14	$657

Notional amounts do not represent amounts exchanged by the parties and thus are not a measure of the Company’s exposure. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices, or financial and other indices.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the Company’s notional amounts by contractual maturity and type of derivative:

	December 31, Remaining Life of Notional Amount
	Year(s)				Total	Total
	1	2 - 5	6 - 10	Thereafter	2006	2005
			(In Millions)
Interest rate swaps	$53	$438	$356	$280	$1,127	$1,334
Options	—	130	248	865	1,243	927
Currency swaps	17	33	40	—	90	88
Other derivatives	114	48	25	—	187	174

Total	$184	$649	$669	$1,145	$2,647	$2,523

The following table represents the Company’s net notional interest rate swap positions:

	December 31,
	2006	2005
	(In Millions)
Open interest rate swaps in a fixed receive position	$747	$1,100
Open interest rate swaps in a fixed pay position	380	234

Total interest rate swaps	$1,127	$1,334

7.	Amounts on deposit with government authorities

The Company had assets in the amount of $3 million as of December 31, 2006 and 2005, which were on deposit with government authorities or trustees as required by law.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

8.	Fair value of financial instruments

The following fair value disclosures may not necessarily be indicative of amounts that could be realized in immediate settlement of the financial instrument. The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts.

The following table summarizes the Company’s financial instruments:

	December 31,
	2006		2005
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)
Financial assets:
Bonds	$3,457	$3,430	$3,699	$3,717
Preferred stocks	15	15	10	10
Common stocks - unaffiliated	59	59	45	45
Mortgage loans on real estate	1,062	1,054	965	971
Contract loans	153	153	134	134
Derivative financial instruments	56	56	51	51
Cash, cash equivalents and short-term investments	354	354	253	253

Financial liabilities:
Derivative financial instruments	$4	$4	$14	$14
Investment-type insurance contracts	3,442	3,354	3,546	3,673

As of December 31, 2006 and 2005, approximately 74% of bond securities were priced by external vendors and broker quotations. Internal models were used to price approximately 26% of bond securities as of December 31, 2006 and 2005.

The average fair value of derivative financial instrument assets was $54 million and $48 million during 2006 and 2005, respectively. The average fair value of derivative financial instrument liabilities was $9 million and $11 million during 2006 and 2005, respectively.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

9.	Deferred and uncollected life insurance premiums

Deferred and uncollected life insurance premiums are included in other than invested assets in the Company’s Statutory Statements of Financial Position. The table below summarizes these deferred and uncollected premiums, gross and net of loading.

	December 31,
	2006		2005
	Gross	Net of Loading	Gross	Net of Loading
		(In Millions)
Ordinary renewal	$(20)	$(18)	$(22)	$(18)
Group life	1	1	1	1

Total	$(19)	$(17)	$(21)	$(17)

10.	Related party transactions

The Company has an agreement whereby MassMutual, for a fee, furnishes the Company, as required, operating facilities, human resources, computer software development and managerial services. Also, investment and administrative services are provided to the Company pursuant to a management services agreement with MassMutual. Fees incurred under the terms of these agreements were $86 million, $100 million and $113 million in 2006, 2005 and 2004, respectively. While management believes that these fees are calculated on a reasonable basis, these fees may not necessarily be indicative of the costs that would have been incurred on a stand-alone basis. As of December 31, 2006 and 2005, the net amounts due to MassMutual were $24 million. These outstanding balances are due and payable within 30 days of billing.

The Company participates in variable annuity exchange programs with its parent whereby certain MassMutual variable annuity contract holders can make a non-taxable exchange of their contract for an enhanced Company variable annuity contract. The Company received premium income of $159 million, $88 million and $118 million in 2006, 2005 and 2004, respectively, related to these exchange programs. The Company has an agreement with MassMutual to compensate MassMutual for its’ previous efforts in obtaining the contracts that are now being exchanged. As a result of these exchanges, the Company had commissions payable of less than $1 million as of December 31, 2006 and 2005 and paid commissions of $4 million, $1 million and $5 million to its parent for the years ended December 31, 2006, 2005 and 2004, respectively. As of December 31, 2006 and 2005, the net amounts due from MassMutual were less than $1 million. These outstanding balances are due and payable within 30 days of billing.

The Company cedes a portion of its life insurance business to MassMutual and other insurers in the normal course of business. The Company’s initial retention limit per individual life insured is generally $15 million; the portion of the risk exceeding the retention limit is reinsured with other insurers, including MassMutual.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company has a modified coinsurance quota-share reinsurance agreement with MassMutual whereby the Company cedes 75% of the premium on certain universal life policies. In return, MassMutual pays the Company a stipulated expense allowance, death and surrender benefits, and a modified coinsurance adjustment based upon experience. The Company retains the assets and related reserves for payment of future benefits on the ceded policies. The modified coinsurance adjustment is the mechanism by which MassMutual funds the reserve on the reinsured portion of the risk. It is needed to adjust for the financial effect of the Company holding the reserves on the ceded coverage rather than MassMutual. A modified coinsurance adjustment of $36 million, $34 million and $28 million, which was ceded to MassMutual in 2006, 2005 and 2004, respectively, was included in fees and other income. Premium income of $17 million, $19 million and $20 million was ceded to MassMutual in 2006, 2005 and 2004, respectively. Fees and other income also included $5 million, $6 million and $6 million of expense allowances from MassMutual in 2006, 2005 and 2004, respectively. Policyholders’ benefits of $38 million, $39 million and $35 million were ceded to MassMutual in 2006, 2005 and 2004, respectively.

The Company also has a stop-loss agreement with MassMutual under which the Company cedes claims which, in aggregate, exceed 0.28% of the covered volume for any year, with maximum coverage of $25 million above the aggregate limit. The aggregate limit was $49 million in 2006, $46 million in 2005, and $51 million in 2004 and was not exceeded in any of the years. Premium income of $1 million was ceded to MassMutual under this stop-loss agreement in 2006, 2005 and 2004.

The Company has coinsurance agreements with MassMutual, whereby the Company cedes substantially all of the premium on new issues of certain universal life policies. In return, MassMutual pays to the Company a stipulated expense allowance and death and surrender benefits. MassMutual holds the assets and related reserves for payment for future benefits on the ceded policies. In 2004, the Company discontinued its coinsurance agreements with MassMutual for new business related to two universal life products. These products are being replaced and are only being offered by the Company in a few states. Premium income of $81 million, $86 million and $138 million was ceded to MassMutual in 2006, 2005 and 2004, respectively. Fees and other income included $18 million, $19 million and $78 million of expense allowances from MassMutual in 2006, 2005 and 2004, respectively. In addition, experience refunds of $1 million, $2 million and $10 million were paid to the Company from MassMutual in 2006, 2005 and 2004, respectively. Policyholders’ benefits of $65 million, $29 million and $51 million were ceded to MassMutual in 2006, 2005 and 2004, respectively.

As of December 31, 2006 and 2005, the net amounts due to MassMutual for the various reinsurance agreements were $7 million and $2 million, respectively. These outstanding balances are due and payable with terms ranging from monthly to annually, depending on the agreement in effect.

11.	Reinsurance

The Company cedes insurance to unaffiliated insurers in order to limit its insurance risk. The Company’s initial retention limit per individual life insured is generally $15 million. The Company reinsures a portion of its life business under either a first dollar quota share arrangement or in excess of the retention limit. The amounts reinsured are on a yearly

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

renewable term or coinsurance basis. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. The cost of reinsurance is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

The Company and its officers and directors do not own any portion of a reinsurer nor were any policies issued by the Company reinsured with a company chartered in a country other than the United States and which is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

No new agreements have been executed nor existing agreements amended, since January 1, 2005, to include policies or contracts which were in force or which had existing reserves established by the Company as of the effective date of the agreements. The Company did not write-off any reinsurance balances and had no commutation of ceded reinsurance.

If all reinsurance agreements were terminated by either party as of the date of this statement, the resulting reduction in surplus due to loss of reinsurance reserve credits net of unearned premium would be approximately $220 million assuming no return of the assets backing these reserves from the reinsurer to the Company upon termination of these agreements.

Premium ceded was $66 million, $62 million and $57 million and reinsurance recoveries were $56 million, $65 million and $54 million for the years ended December 31, 2006, 2005 and 2004, respectively. Amounts recoverable from reinsurers were $20 million and $28 million as of December 31, 2006 and 2005, respectively. At December 31, 2006, one reinsurer accounted for 35% of the outstanding reinsurance recoverable and the next largest reinsurer had 19% of the balance.

Reserves ceded, primarily associated with life policies for mortality and other related risks, were $256 million and $237 million as of December 31, 2006 and 2005, respectively.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

12.	Policyholders’ liabilities

a.	Policyholders’ reserves

The following table summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2006		2005
	Amount	Interest Rates	Amount	Interest Rates
		($ In Millions)
Individual annuities	$3,439	4.5% - 9.0%	$3,517	4.5% - 9.0%
Individual universal and variable life	1,466	2.5% - 4.5%	1,389	2.5% - 4.5%
Group life	67	2.5% - 4.0%	65	2.5% - 4.0%
Individual life	23	2.5% - 4.5%	28	2.5% - 4.5%

Total	$4,995		$4,999

b.	Liabilities for deposit-type contracts

Supplementary contracts not involving life contingencies of $10 million and $28 million as of December 31, 2006 and 2005, respectively, were included in liabilities for deposit-type contracts. The interest rate on supplementary contracts was 3.0% as of December 31, 2006 and 2005.

c.	Secondary guarantees

The following table shows the liabilities for guaranteed minimum death benefits on annuity and variable universal life contracts:

	Annuity GMDB	Life GMDB	Total
	(In Millions)
December 31, 2006	$4	$6	$10
December 31, 2005	4	3	7

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the account values, net amount at risk and weighted average attained age for annuity contracts with guaranteed minimum death benefits classified as policyholders’ reserves and separate investment account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31, 2006			December 31, 2005
	Account Value	Net Amount at Risk	Weighted Average Attained Age	Account Value	Net Amount at Risk	Weighted Average Attained Age
			($ In Millions)
GMDB	$3,407	$85	61	$3,708	$150	61

Account balances of annuity contracts with GMDB guarantees invested in separate investment accounts were $2,958 million and $3,106 million as of December 31, 2006 and 2005, respectively. In addition to the amount invested in separate investment account options, $449 million and $602 million of account balances of annuity contracts with GMDB guarantees were invested in general investment account options as of December 31, 2006 and 2005, respectively.

The Company sells universal life and variable universal life type contracts, a portion of which offer certain secondary guarantees, such as a guarantee that the policy will not lapse, even if the account value is reduced to zero, as long as the policyholder makes scheduled premium payments. As of December 31, 2006 and 2005, the net liability for contracts with secondary guarantees on universal life and variable universal life type contracts including GMDB reserves was $262 million and $253 million, respectively.

The determination of GMDB reserves is based on actuarial guidelines. Reserve assumptions for GMDB benefits generally anticipate payout between ages 60 and 90.

13.	Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Current tax expense is reported on the income statement as federal income tax expense if resulting from operations, and within net realized capital gains (losses) if resulting from capital transactions. Deferred income taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within surplus. Changes to deferred income taxes are reported on various lines within surplus. Limitations of deferred income taxes are recorded on the change in non-admitted assets line, whereas, deferred taxes associated with net unrealized capital gains (losses) are shown within this caption on a net basis. Accordingly, the reporting of statutory to tax temporary differences, such as reserves and policy acquisition costs, and of statutory to tax permanent differences, such as tax credits, results in effective tax rates that differ from the federal statutory tax rate.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The components of the net deferred tax asset recognized in the Company’s assets, liabilities and surplus are as follows:

	December 31,
	2006	2005
	(In Millions)
Total deferred tax assets	$177	$188
Total deferred tax liabilities	(17)	(17)

Net deferred tax asset	160	171
Deferred tax assets non-admitted	(131)	(149)

Net admitted deferred tax asset	$29	$22

Decrease (increase) in non-admitted asset	$18	$(22)

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Federal income tax expense on operating earnings	$6	$35	$45
Federal income tax benefit on net capital losses	(12)	(12)	(1)

Total federal income (benefit) taxes	$(6)	$23	$44

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

	December 31,
	2006	2005	Change
	(In Millions)
Deferred tax assets:
Reserve items	$85	$68	$17
Policy acquisition costs	70	72	(2)
Investment items	11	10	1
Non-admitted assets	3	2	1
Unrealized investment losses	2	9	(7)
Other	6	27	(21)

Total deferred tax assets	177	188	(11)
Non-admitted deferred tax assets	(131)	(149)	18

Admitted deferred tax assets	46	39	7

Deferred tax liabilities:
Unrealized investment gains	9	11	(2)
Deferred and uncollected premium	2	3	(1)
Reserve items	2	2	—
Other	4	1	3

Total deferred tax liabilities	17	17	—

Net admitted deferred tax assets	$29	$22	$7

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes, excluding amounts non-admitted, is comprised of the following and presented as a change to net unrealized capital gains (losses) and net deferred income taxes within the Statutory Statement of Changes in Surplus:

			Years Ended December 31,
			2006	2005
			(In Millions)
Change in deferred tax assets			$(11)	$23
Change in deferred tax liabilities			—	4

(Decrease) increase in deferred tax asset			(11)	27
Less items not recorded in the change in net deferred income taxes:
Tax effect of unrealized gains			(2)	(5)
Tax effect of unrealized losses			7	(6)

(Decrease) increase in net deferred income taxes			$(6)	$16

As of December 31, 2005, the Company had no net operating or capital loss carryforwards to include in deferred income taxes.

The components of federal income tax on operating items is recorded on the Statutory Statements of Income and Statutory Statements of Changes in Surplus and is different from that which would be obtained by applying the statutory federal income tax rate to operating income before taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2006		2005		2004
	Amount	Effective Tax Rate	Amount	Effective Tax Rate	Amount	Effective Tax Rate
	($ In Millions)
Provision computed at statutory rate	$30	35%	$32	35%	$23	35%
Investment items	(23)	(26)	(28)	(31)	(19)	(29)
Change in reserve valuation basis	(4)	(5)	—	—	—	—
Non admitted assets	(1)	(1)	—	—	—	—
Other	(2)	(3)	3	3	(3)	(4)

Total statutory income taxes	$—	0%	$7	$7%	1	2%

Federal income tax (benefit) expense	$(6)		$23		$44
Change in net deferred income taxes	6		(16)		(43)

Total statutory income taxes	$—		$7		$1

During the years ended December 31, 2006, 2005 and 2004, the Company paid federal income taxes in the amounts of $26 million, $26 million and $27 million, respectively. As of December 31, 2006, federal income taxes paid in the current and prior years that will be

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

available for recovery in the event of future net losses were as follows: $6 million in 2006, $17 million in 2005 and $31 million in 2004.

The Company is included in a consolidated United States federal income tax return with its parent, Massachusetts Mutual Life Insurance Company (“MassMutual”), a mutual life insurance company domiciled in the Commonwealth of Massachusetts, and MassMutual’s eligible subsidiaries and certain affiliates. The Company, MassMutual, and MassMutual’s eligible subsidiaries and certain affiliates (the “Parties”) have executed and are subject to a written tax allocation agreement (the “Agreement”). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides the Company with the enforceable right to recoup federal income taxes paid in prior years in the event of future net losses, which it may incur. Further, the Agreement provides the Company with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. (“FIN”) 48, “Accounting for Uncertainty in Income Taxes.” The NAIC is evaluating the applicability of FIN 48 on statutory financial reporting. Because statutory guidance has not been issued, the Company has not yet determined the statutory impact of adoption on its statutory financial statements.

The American Jobs Creation Act of 2004, enacted October 22, 2004, included a one-time dividend received deduction on the repatriation of certain earnings to a U.S taxpayer. This provision did not materially impact the Company’s financial position or results of operations.

In 2006, the Company settled tax issues with the federal government for the years 1998 through 2001. As a result of this settlement, the Company’s tax liability was reduced by $16 million in 2006. The United States Internal Revenue Service is currently examining 2002 through 2003. Management believes any adjustments that may result from such examinations will not materially impact the Company’s financial position or liquidity. While the Company is not aware of any adjustments that should reasonably give rise to a material adverse impact to the Company’s operating results, the outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the adjustment and the level of the Company’s income for the period.

14.	Shareholder’s equity

The Board of Directors of MassMutual has authorized the contribution of funds to the Company sufficient to meet the capital requirements of each state in the United States in which the Company is licensed to do business. Substantially all of the statutory shareholder’s equity is subject to dividend restrictions. Dividend restrictions, imposed by various state regulations, limit the payment of dividends to the shareholder without prior approval from the Department. The Company is required to obtain prior approval for dividend payments in 2007.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

15.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments and in the amounts due to policyholders. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company attempts to control its exposure to this risk by, among other things, asset/liability matching techniques that account for the cash flow characteristics of the assets and liabilities. Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company attempts to manage its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. Management does not believe that significant concentrations of credit risk existed as of December 31, 2006 and 2005 or for the three years ended December 31, 2006.

Asset based management fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the equity markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

b.	Guaranty funds

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations, or liquidity.

c.	Litigation

The Company is involved in litigation arising in and out of the normal course of business, which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations that should reasonably give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty.

The Company and MassMutual, along with numerous other defendants, have been named in an adversary proceeding in the Enron bankruptcy.

In 2005, the Company received final approval of a nationwide class action settlement involving alleged insurance sales practices claims. In 2006, all appeals to this settlement were resolved. The settlement class includes all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies or term life

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

policies issued between January 1, 1983 and December 31, 2003. As of December 31, 2006, the Company has paid $20 million of the original $43 million accrual.

It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for the period.

d.	Regulatory inquiries

The Company and its parent are subject to governmental and administrative proceedings and regulatory examinations and investigations in the ordinary course of business. The Company has cooperated fully with these regulatory agencies with regard to their examinations and investigations and has responded to information requests and comments.

These examinations and investigations include industry-wide investigations of issues such as (a) late trading and market timing in connection with mutual funds and variable insurance contracts, (b) revenue sharing, and (c) compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products. In connection with examinations and investigations, the Company and its parent have been contacted by various regulatory agencies and state attorneys general including the Securities and Exchange Commission, National Association of Securities Dealers, Commonwealth of Massachusetts Division of Insurance, State of Connecticut Insurance Department, and the Attorneys General of Connecticut, Massachusetts and New York.

The Company believes that it is reasonable to expect that regulatory inquiries, examinations and investigations into the financial services industry will continue for the foreseeable future and may result in new industry-wide legislation, rules, and regulations that could significantly affect the financial services industry as a whole. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. The outcome of a particular matter may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the matter and the level of the Company’s income for the period.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Commitments

In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and five years except Low Income Housing Tax Credits (“LIHTC”) investments which extend up to eight years. The Company is not required to fund commitments once the commitment period expires. As of December 31, 2006, the Company had the following commitments:

	2007	2008	2009	2010	There -after	Total
			(In Millions)
Private placements	$43	$19	$9	$4	$19	$94
Mortgage loans	43	47	29	7	1	127
Joint ventures, partnerships and LLCs	14	6	4	25	87	136
LIHTC investments (including equity contributions)	3	1	—	—	—	4

Total	$103	$73	$42	$36	$107	$361

16.	Withdrawal characteristics

a.	Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts at December 31, 2006 are illustrated below:

	Amount	% of Total
	(In Millions)
Subject to discretionary withdrawal - With fair value adjustment	$38	1%
At book value less current surrender charge of 5% or more	761	12
At fair value	2,940	46

Subtotal	3,739	59
Subject to discretionary withdrawal - At book value without fair value adjustment	2,639	41
Not subject to discretionary withdrawal	11	—

Total	$6,389	100%

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the reconciliation of total annuity actuarial reserves and deposit-type contracts fund liabilities at December 31, 2006:

(In Millions)
Statutory Statements of Financial Position:
Policyholders’ reserves – individual annuities	$3,439
Liabilities for deposit-type contracts	10

Subtotal	3,449
Separate Account Annual Statement:
Annuities	2,940

Total	$6,389

b.	Separate accounts

The Company has separate accounts classified as non-guaranteed, which are variable accounts where the benefit is determined by the performance and/or market value of the investment held in the separate account with the incidental risk, notional expense, and minimum death benefit guarantees.

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2006 is as follows:

Non-Guaranteed
(In Millions)
Net premium, considerations or deposits	$159

Reserves:
For accounts with assets at:
Fair value	$3,433
Amortized cost	—

Total reserves	3,433
Other liabilities	45

Total	$3,478

By withdrawal characteristics:
Subject to withdrawal:
At book value without fair value adjustment and current surrender charge of 5% or more	$391
At fair value, which may or may not have a surrender charge	2,940
At book value without fair value adjustment and with current surrender charge less than 5%	102

Subtotal	3,433
Other liabilities	45

Total	$3,478

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

For the year ended December 31, 2006, net transfers from separate accounts included in the Statutory Statements of Income were $393 million, which included transfers to separate accounts of $163 million and transfers from separate accounts of $556 million.

17.	Presentation of the Statutory Statements of Cash Flows

As required by SSAP No. 69 “Statement of Cash Flows,” the Company has included in the Statutory Statements of Cash Flows, non-cash transactions primarily related to the following: (1) the exchange of bonds for bonds of $119 million, $96 million and $132 million for the years ended December 31, 2006, 2005 and 2004, respectively; (2) the conversion of stocks to stocks of $2 million and $3 million for the years ended December 31, 2006 and 2005, respectively; and (3) the conversion of bonds to stocks of $4 million for the year ended December 31, 2004.

18.	Subsidiary and affiliated companies

The relationship of the Company, its subsidiary and affiliated companies as of December 31, 2006 is illustrated below. Subsidiaries are wholly-owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

C.M. Life Insurance Company

MassMutual Holding LLC

The MassMutual Trust Company

MML Distributors, LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

Subsidiaries of MassMutual Holding LLC

HYP Management LLC

MassMutual Assignment Company

MassMutual Benefits Management, Inc.

MassMutual Funding LLC

MassMutual Holding MSC, Inc.

MassMutual International LLC

MMHC Investment LLC

MML Investors Services, Inc.

MML Realty Management Corporation

Cornerstone Real Estate Advisers LLC

Babson Capital Management LLC

Oppenheimer Acquisition Corporation – 96.8%

MassMutual Baring Holding, LLC

MML Financial, LLC

MassMutual Capital Partners LLC

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Affiliates of Massachusetts Mutual Life Insurance Company

MML Series Investment Fund

MML Series Investment Fund II

MassMutual Select Funds

MassMutual Premier Funds

PART C

Other Information

Item 24.    Financial Statements and Exhibits

        (a)  Financial Statements:

Financial Statements Included in Part A

Condensed Financial Information

Financial Statements Included in Part B

Registrant

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2006

Statements of Operations and Changes in Net Assets for the years ended December 31, 2006 and 2005

Notes to Financial Statements

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2006 and 2005

Statutory Statements of Income for the Years ended December 31, 2006, 2005, and 2004

Statutory Statements of Changes in Shareholder’s Equity for the years ended December 31, 2006, 2005, and 2004

Statutory Statements of Cash Flows for the years ended December 31, 2006, 2005, and 2004

Notes to Statutory Financial Statements

        (b)  Exhibits:

(1)		Copy of Resolution of the Board of Directors of C.M. Life Insurance Company establishing the Separate Account.(6)

(2)		Not Applicable.

(3)	(a)	Form of Distribution Agreement between the Registrant and MML Distributors LLC.(3)

	(b)	Copy of Underwriting and Servicing Agreement between MML Investors Services, Inc. and C.M. Life Insurance Company.(2)

(4)	(a)	Form of Individual Contract and Certificates for the Panorama Plus Annuity.(6)

	(b)	Form of Group Contract for the Panorama Plus Annuity.(10)

(5)		Form of Application for the Panorama Plus Annuity Individual Contract.(6)

(6)	(a)	Copy of the Articles of Incorporation of C.M. Life Insurance Company.(4)

	(b)	Copy of the by-laws of C.M. Life Insurance Company.(4)

(7)		Not Applicable.

(8)	(a)	Fund Participation Agreements

Form of Participation Agreement with Oppenheimer Variable Account Funds and Oppenheimer, Inc.(9)

Form of Participation Agreement with Panorama Series Funds, Inc.(5)

Form of Participation Agreement with Fidelity Variable Insurance Products Fund II.(7)

Form of Participation Agreement with MML Series Investment Fund.(8)

	(b)	Rule 22c-2 Agreements(11)

Fidelity Variable Insurance Products Fund

MML Series Investment Fund

Oppenheimer Variable Account Funds

Panorama Series Fund, Inc.

(9)		Opinion of and Consent of Counsel.(1)

(10)	(i)	Consent of Independent Registered Public Accounting Firm, KPMG LLP(1)

	(ii)	Powers of Attorney:

Stuart H. Reese(9)

Norman A. Smith(9)

Isadore Jermyn(9)

Michael Rollings(1)

Peter Lahaie(9)

(11)		Not Applicable.

(12)		Not Applicable.

(14)		Not Applicable.

(1)	Filed herewith.
(2)	Incorporated by reference to Exhibit 1(b) to the registration statement on Form S-1 for C.M. Life Insurance Company (File No. 333-2347) as filed with the Securities and Exchange Commission on April 8, 1996.
(3)	Incorporated by reference to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for the Panorama Plus Separate Account (File No. 33-45122) as filed with the Securities and Exchange Commission on April 25, 1997.
(4)	Incorporated by reference to Post Effective Amendment No. 3 to Registration Statement File No. 33-91072, filed on April 24, 1998.
(5)	Incorporated by reference to Registration Statement File No. 333-22557, filed on February 28, 1997.
(6)	Incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement No. 33-45122 filed on April 27, 1998.
(7)	Incorporated by reference to Initial Registration Statement No. 333-65887, filed on October 20, 1998.
(8)	Incorporated by reference to Initial Registration Statement No. 333-130156, filed on December 6, 2005.
(9)	Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement No. 333-80991, filed on Form N-4 in April 2006.
(10)	Incorporated by reference to Registration Statement File No. 33-45122, filed on April 23, 1993.
(11)	Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement No. 333-80991, filed in April 2007.

Item 25.    Directors and Officers of the Depositor

Directors of C.M. Life Insurance Company

Isadore Jermyn, Director, Senior Vice President and Actuary 1295 State Street Springfield, MA 01111	Stephen L. Kuhn, Director, Senior Vice President and Secretary 1295 State Street Springfield, MA 01111

Stuart H. Reese, Chairman, President and Chief Executive Officer (Principal Executive Officer) 1295 State Street Springfield, MA 01111
PRINCIPAL OFFICERS (other than those who are also Directors):

Roger W. Crandall, Executive Vice President — Investments 1295 State Street Springfield, MA 01111	Edward M. Kline, Vice President and Treasurer 1295 State Street Springfield, MA 01111

Mark Roellig, Executive Vice President and General Counsel 1295 State Street Springfield, MA 01111	Michael T. Rollings, Executive Vice President and Chief Financial Officer (Principal Financial Officer) 1295 State Street Springfield, MA 01111

Norman A. Smith, Vice President (Principal Accounting Officer) 1295 State Street Springfield, MA 01111

Item 26.    Persons Controlled By or Under Common Control with the Depositor or Registrant

The assets of the Registrant, under state law, are assets of C.M. Life.

C.M. Life Insurance Company is 100% owned by Massachusetts Mutual Life Insurance Company.

The Registrant may also be deemed to be under common control with other separate accounts established by MassMutual and its life insurance subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, which are registered as unit investment trusts under the Investment Company Act of 1940.

The discussion that follows indicates those entities owned directly or indirectly by Massachusetts Mutual Life Insurance Company:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

ORGANIZATIONAL SUMMARY

I. DIRECT SUBSIDIARIES OF MASSMUTUAL—MassMutual is the sole owner of each subsidiary unless otherwise indicated.

A.	C.M. Life Insurance Company (May 11, 1981), a Connecticut corporation which operates as a life and health insurance company.

1.	MML Bay State Life Insurance Company (April 1, 1935), a Connecticut corporation which operates as a life and health insurance company.

B.	MML Distributors, LLC (Nov. 10, 1994), a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual Holding LLC - 1%.)

C.	MassMutual Holding LLC (Nov. 30, 1984), a Delaware limited liability company which operates as a holding company for certain MassMutual entities.

MassMutual Holding LLC is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.	MML Investors Services, Inc. (Dec. 31, 1981), a Massachusetts corporation which operates as a securities broker-dealer.

a.	MML Insurance Agency, Inc. (Nov. 16, 1990), a Massachusetts corporation which operates as an insurance broker.

b.	MMLISI Financial Alliances, LLC, a Delaware limited liability company which operates as a broker-dealer.

2.	MassMutual Holding MSC, Inc. (Dec. 26, 1996), a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

a.	MassMutual Corporate Value Limited (Aug. 24, 1994), a Cayman Islands corporation which holds a 88.4% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc. - 46%).

1.)	MassMutual Corporate Value Partners Ltd. (Aug. 24, 1994), owned 88.4% by MassMutual Corporate Value Limited.

b.	9048-5434 Quebec, Inc. (April 4, 1997), a Canadian corporation, which used to operate as the owner of Hotel du Parc in Montreal, Quebec, Canada. Inactive.

c.	1279342 Ontario Limited (Jan. 29, 1998), a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

3.	Cornerstone Real Estate Advisers, LLC (Jan. 20, 1994), a Delaware limited liability company which operates as an investment adviser.

a.	Cornerstone Office Management, LLC (May 28, 1987), a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (Cornerstone Real Estate Advisers, LLC - 50%; MML Realty Management Corporation - 50%).

4.	Babson Capital Management LLC (July 5, 1940), a Delaware limited liability company which operates as an investment adviser.

a.	Babson Capital Securities Inc (July 1, 1994), a Massachusetts corporation which operates as a securities broker-dealer.

b.	Babson Capital Management Inc., a Delaware corporation which holds a real estate license.

c.	FITech Asset Management, L.P. (“AM”) (June 9, 1999) is a Delaware Limited Partnership, formed to manage FITech Domestic Value, L.P. (“the Fund”), a “fund-of-funds” that invests in hedge funds. (Babson Capital Management LLC is a limited partner in AM with a controlling interest - 58%).

d.	FITech Domestic Partners, LLC (“DP”) (January 26, 2000) is a Delaware LLC that is the general partner of AM. (Babson Capital Management LLC owns a controlling interest -58% - of DP.)

e.	Leland Fund Multi G.P., Ltd. (March 8, 2001) is a corporation that acts as the general partner to several entities that comprise the hedge fund known as Leland.

f.	Babson Capital Japan KK, formerly known as MassMutual Investment Management Company (May 28, 2004), a Japanese registered investment adviser.

g.	Babson Capital Guernsey Limited, an investment management company organized under the laws of Isle of Guernsey.

1.)	Babson Capital Europe Limited, an institutional debt-fund manager organized under the laws of England and Wales.

a.)	Almack Holding Partnership GP Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as a general partner of each of Almack Leveraged 1 LP, Almack Unleveraged 1 LP, Almack Leveraged 2 LP and Almack Unleveraged 2 LP.

b.)	Almack Mezzanine Fund Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as general partner of Almack Mezzanine Founder LP and Almack Mezzanine I LP.

i.	Babson Investment Company, a Massachusetts securities corporation used to hedge certain employee benefit obligations of Babson Capital Management LLC.

5.	Oppenheimer Acquisition Corp. (June 21, 1990), a Delaware corporation which operates as a holding company for the Oppenheimer companies (MassMutual Holding LLC - 97.9%).

a.	OppenheimerFunds, Inc. (Oct. 23, 1987), a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds.

1.)	Centennial Asset Management Corporation (May 8, 1987), a Delaware corporation which operates as investment adviser and general distributor of the Centennial Funds.

2.)	OppenheimerFunds Distributor, Inc. (July 3, 1978), a New York corporation which operates as a securities broker-dealer.

3.	Oppenheimer Real Asset Management, Inc. (Dec. 22, 1988), a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

4.)	Shareholder Financial Services, Inc. (Nov. 1, 1989), a Colorado corporation which operates as a transfer agent for mutual funds.

5.)	Shareholder Services, Inc. (Sept. 16, 1987), a Colorado corporation which operates as a transfer agent for various Oppenheimer and MassMutual funds.

6.)	OFI Private Investments, Inc. (March 20, 2000) is a New York based registered investment adviser which manages smaller separate accounts, commonly known as wrap-fee accounts, which are introduced by unaffiliated broker-dealers, on a subadvisory basis for a stated fee.

7.)	OFI Institutional Asset Management, Inc. (Nov. 20, 2000) is a New York based registered investment advisor which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee.

a.)	Trinity Investment Management Corporation (Nov. 1, 1974), a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

b.)	OFI Trust Company (1988), a New York corporation which conducts the business of a trust company.

c.)	HarbourView Asset Management Corporation (April 17, 1986), a New York corporation which operates as an investment adviser.

d.)	OppenheimerFunds International Distributor Limited (formerly known as OppenheimerFunds (Asia) Limited), a Hong Kong mutual fund marketing company. (10% by OFI).

8.)	OppenheimerFunds International, Ltd. (July 9, 1997), a wholly-owned subsidiary of OppenheimerFunds, Inc., is the manager of OppenheimerFunds Real Asset Futures plc and OppenheimerFunds plc, each a Dublin-based investment company, for which OppenheimerFunds, Inc. provides portfolio management services as an investment adviser.

b.	Tremont Group Holdings, Inc. (previously, Tremont Capital Management, Inc.) (June 28, 2001), a New York-based investment services provider which specializes in hedge funds.

1.)	Tremont (Bermuda), Ltd., a Bermuda-based investment adviser.

2.)	Tremont Partners, Inc., (1984) a Connecticut corporation that is a registered investment adviser.

3.)	Tremont Capital Management Limited, a company based in the United Kingdom.

4.)	Tremont Securities, Inc., a New York company that acts as a registered broker dealer.

5.)	Tremont Capital Management, Corp. (owned 77% by Tremont Capital Management, Inc.), a New York company.

6.)	Tremont Capital Management (Asia) Limited, a Hong Kong company.

7.)	Tremont Capital Management (Ireland) Limited, the manager of an Irish umbrella trust that manages a series of non-US strategy based funds.

6.	HYP Management LLC (July 24, 1996), a Delaware limited liability company which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

7.	MassMutual Benefits Management, Inc. (March 20, 1991), a Delaware corporation which supports MassMutual with benefit plan administration and planning services.

8.	MMHC Investment LLC (July 24, 1996), a Delaware limited liability company which is a passive investor in MassMutual investments.

9.	MML Realty Management Corporation (Oct. 14, 1968), a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

a.	Cornerstone Office Management, LLC (May 28, 1987), a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (MML Realty Management Corporation - 50%; Cornerstone Real Estate Advisers LLC - 50%).

10.	MassMutual International LLC (Feb. 19, 1996), a Delaware corporation which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International LLC is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

a.	MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company. (Owned 99.9% by MassMutual International LLC and .01% by MassMutual Holding LLC.

1.)	MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent.

2.)	MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 20% each by MassMutual Asia Limited, MassMutual Services Limited (in trust for MassMutual Asia Ltd.), MassMutual Guardian Limited (in trust for MassMutual Asia Ltd.) and Kenneth Yu (in trust for MassMutual Asia Ltd.)).

3.)	Protective Capital (International) Limited, a corporation organized in Hong Kong which is a dormant investment company currently holding 6.38% of MassMutual Life Insurance Company in Japan. (Owned 99.98% by MassMutual Asia Limited, 01% by Ling Sau Lei and .01% by Jones Leung.).

4.)	MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. - 50%, Protective Capital (International) Limited - 50%).

5.)	MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. - 50%, Protective Capital (International) Limited - 50%).

6.)	MassMutual Asia Investors Limited, a Hong Kong company that provides investment advisory services.

b.	MassMutual Internacional (Chile) Limitada, a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International LLC - 79.43%; MassMutual Holding LLC - .07%; 1279342 Ontario Limited - 20.5%).

1.)	MassMutual (Chile) Limitada (September 13, 2006), a limited liability company organized in the Republic of Chile. (MassMutual Internacional (Chile) Limitada - 99.99 % and MassMutual International LLC - 0.1%).

a.)	Compañia de Seguros Vida Corp S.A., corporation organized in the Republic of Chile which operates as an insurance company. (MassMutual Internacional (Chile) Limitada - 33.49%).

c.	MassMutual (Bermuda) Ltd., a corporation organized in Bermuda which operates as an exempted insurance company.

d.	MassMutual Europe S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company. (MassMutual International LLC - 99.9%; MassMutual Holding LLC - .01%).

e.	MassMutual International Holding MSC, Inc., a Massachusetts corporation which currently acts as a holding company for MMI’s interest in Taiwan.

1.)	MassMutual Mercuries Life Insurance Company, a Taiwan corporation which operates as a life insurance company. (MassMutual International Holding MSC, Inc. - 39%).

2.)	Fuh Hwa Securities Investment Trust Co. Ltd, a mutual fund firm in Taiwan (MassMutual Mercuries Life Insurance Company - 30.7%; MassMutual International Holding MSC, Inc. - 21.1%).

f.	MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International LLC - 80%; MM Real Estate Co., Ltd. - 7.6%; Protective Capital (International) Ltd. - 6.38%; MassMutual Asia Limited - 5.9%; and MassMutual Life Insurance Company - .02%).

1.)	Hakone Fund LLC, a Delaware limited liability company authorized to purchase, borrow, sell and otherwise trade in securities, shares and other financial instruments and contracts of U.S. and non-U.S. entities.

2.)	Hakone Fund II LLC, a Delaware limited liability company authorized to purchase, borrow, sell and otherwise trade in securities, shares and other financial instruments and contracts of U.S. and non-U.S. entities.

g.	MM Real Estate Co., Ltd., a Japanese entity which holds and manages real estate. (MassMutual Life Insurance Company - 4.8%; MassMutual International LLC - 95.2%).

11.	MassMutual Funding LLC (May 11, 2000), a Delaware limited liability company which issues commercial paper.

12.	MassMutual Assignment Company (Oct. 4, 2000), a North Carolina corporation which operates a structured settlement business.

13.	MML Financial, LLC (May 7, 2004), a Delaware limited liability company which operates as a holding company.

a.	MML Investment Products, LLC, (November 9, 2004) a Delaware limited liability company licensed to carry on any lawful business purpose or activity not restricted by the Delaware Limited Liability Company Act. This company primarily makes investments.

b.	MML Assurance, Inc. (November 29, 2004), a New York insurance company.

c.	Invicta Holdings LLC (April 12, 2006), a Delaware limited liability company that acts as a holding company.

1.)	Invicta Advisors LLC (April 12, 2006), a Delaware limited liability company that will serve as the management entity of Invicta Credit LLC.

2.)	Invicta Capital LLC (April 12, 2006), a Delaware limited liability company that will guarantee the obligations of Invicta Credit LLC.

a.)	Invicta Credit LLC (April 12, 2006), a Delaware limited liability company that will operate as a credit derivative product company selling credit protection using credit default swaps.

14.	MassMutual Baring Holding, LLC (October 14, 2005), a Delaware limited liability company that will act as a holding company for certain MassMutual subsidiaries.

a.	MassMutual Holdings (Bermuda) Ltd., a Bermuda company that acts as a holding company for certain MassMutual subsidiaries.

1.)	Baring Asset Management Limited (April 6, 1994), a company incorporated under the laws of England and Wales that acts an investment manager/adviser.

a.)	Baring Asset Management Life Limited (December 6, 1999), a company incorporated under the laws of England and Wales that acts as an authorized representative of NNUK under Section 44 of the Financial Services Act of 1986.

b.)	Baring Fund Managers Limited (October 29, 1968), a company incorporated under the laws of England and Wales that acts as a manager of BAM UK Collective Investment Schemes.

c.)	Baring International Investment Limited (June 7, 1979), a company incorporated under the laws of England and Wales that acts as an investment manager/adviser.

d.)	Baring Pension Trustees Limited, a company organized under the laws of England and Wales that acts as a trustee for the pension scheme covering UK-based employees of Baring Asset Management Limited.

e.)	Baring Private Investment Management Limited (February 23, 1989), a company incorporated under the laws of England and Wales. This is a non-trading company.

f.)	Baring International Investment Management Holdings Limited (November 12, 1985), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.

i.	Baring Asset Management GmbH (February 21, 2000), a company incorporated under the laws of Germany that provides marketing and client services regarding investment funds and other asset management products of the BAM group.

ii.	Baring France S.A.S. (July 24, 1997), a company incorporated under the laws of France that handles distribution and client services for qualified investors

iii.	Baring Investment Administrative Services (South Africa) Limited (September 4, 1998), a company incorporated under the laws of South Africa. The company was incorporated to serve as the South African Representative Office for selected collective investment schemes as contemplated in the Regulations made pursuant to Section 37A(1) of the Units Trusts Control Act, 1981 as amended.

iv.	Baring Investment Services Limited (May 18, 1988), a company incorporated under the laws of England and Wales that acts as a service company which supports all the BAM Group operating companies within the UK.

v.	Baring International Investment Management Limited (October 26, 1973), an intermediate holding company organized in Hong Kong.

aa.	Baring Mutual Fund Management S.A.(June 8, 1989), a company organized in the Grand Duchy of Luxembourg that acts as the manager of the New Russia Fund.

bb.	Baring Asset Management UK Holdings Limited (October 25, 1983), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.

i.)	Baring Asset Management (CI) Limited (July 18, 1990), an investment management company organized under the laws of the Isle of Guernsey.

ii.)	Baring International Fund Managers (Ireland) Limited (July 16, 1990), a company incorporated under the laws of Ireland that acts as a manager of BAM Irish Collective Investment Schemes and Funds.

iii.)	Baring Mutual Fund Management (Ireland) Limited (November 29, 1991), a company incorporated under the laws of Ireland that acts as an investment adviser.

iv.)	Baring Sice (Taiwan) Limited (March 15, 1990), a regulated company organized in Taiwan.

v.)	Baring Asset Management (Asia) Holdings Limited (June 7, 1985), an intermediate holding company organized in Hong Kong.

aa.)	Baring Asset Management (Asia) Limited (March 15, 1985), a company organized in Hong Kong that acts as an investment adviser.

bb.)	Baring International Fund Managers (Bermuda) Limited (September 13, 1988), a company incorporated under the laws of Bermuda that acts as a trustee of Baring Korea Trust Fund Ltd.’s undistributed funds.

cc.)	Baring Asset Management (Japan) Limited (January 13, 1986), a company organized in Japan that acts as an investment adviser.

dd.)	Baring Asset Management (Australia) Pty Limited (June 6, 1986), an investment adviser incorporated under the laws of Australia.

b.	Baring Asset Management Holdings, Inc. (March 16, 1979), a Delaware corporation that acts as an intermediate holding company.

1.)	Baring Asset Management, Inc. (September 28, 1967), a Massachusetts corporation that acts as an investment adviser.

2.)	Baring Investment Services, Inc. (December 22, 1987), a Delaware corporation that acts as a captive broker-dealer.

15.	MassMutual Capital Partners LLC (September 20, 2006), a Delaware single-member limited liability company. MassMutual Holding LLC is the sole member.

D.	The MassMutual Trust Company (Jan. 12, 2000), a federally chartered stock savings bank which performs trust services.

II. REGISTERED INVESTMENT COMPANY AFFILIATES

Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

•	MassMutual Premier Funds, a Massachusetts business trust that operates as an open-end investment company. The majority of shares are owned by MassMutual.

•	MML Series Investment Fund, a Massachusetts business trust that operates as an open-end investment company. All shares issued by the Trust are owned by MassMutual and certain of its affiliates.

•	MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company.

•	MassMutual Select Funds, a Massachusetts business trust that operates as an open-end investment company. The majority of shares are owned by MassMutual.

•	MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company.

•

MML Series Investment Fund II, a Massachusetts business trust that operates as an open-end investment company. All shares issued by MML Series Investment Fund II are owned by MassMutual and certain of its affiliates.

•	The Greater China Fund, Inc and The Asia Pacific Fund, Inc: closed-end registered investment companies to which Baring Asset Management (Asia) Limited is the investment adviser.

•	Bond Fund Series

•	Centennial California Tax-Exempt Trust

•	Centennial Government Trust

•	Centennial Money Market Trust

•	Centennial New York Tax Exempt Trust

•	Centennial Tax Exempt Trust

•	OFI Tremont Core Strategies Hedge Fund

•	OFI Tremont Market Neutral Hedge Fund

•	Oppenheimer Absolute Return Fund

•	Oppenheimer AMT-Free Municipals

•	Oppenheimer AMT-Free New York Municipals

•	Oppenheimer Balanced Fund

•	Oppenheimer Baring China Fund

•	Oppenheimer Baring Japan Fund

•	Oppenheimer California Municipal Fund

•	Oppenheimer Capital Appreciation Fund

•	Oppenheimer Capital Income Fund

•	Oppenheimer Cash Reserves

•	Oppenheimer Champion Income Fund

•	Oppenheimer Developing Markets Fund

•	Oppenheimer Discovery Fund

•	Oppenheimer Dividend Growth Fund

•	Oppenheimer Emerging Growth Fund

•	Oppenheimer Emerging Technologies Fund

•	Oppenheimer Enterprise Fund

•	Oppenheimer Equity Fund, Inc.

•	Oppenheimer Global Fund

•	Oppenheimer Global Opportunities Fund

•	Oppenheimer Gold & Special Minerals Fund

•	Oppenheimer Growth Fund

•	Oppenheimer High Yield Fund (in the process of de-registering)

•	Oppenheimer Institutional Money Market Fund

•	Oppenheimer Integrity Funds

•	Oppenheimer International Bond Fund

•	Oppenheimer International Diversified Fund

•	Oppenheimer International Growth Fund

•	Oppenheimer International Large-Cap Core Trust (in the process of de-registering)

•	Oppenheimer International Small Company Fund

•	Oppenheimer International Value Trust

•	Oppenheimer Limited Term California Municipal Fund

•	Oppenheimer Limited-Term Government Fund

•	Oppenheimer Main Street Funds, Inc.®

•	Oppenheimer Main Street Opportunity Fund®

•	Oppenheimer Main Street Small Cap Fund®

•	Oppenheimer MidCap Fund

•	Oppenheimer Money Market Fund, Inc.

•	Oppenheimer Multi-State Municipal Trust

•	Oppenheimer Municipal Fund

•	Oppenheimer Portfolio Series

•	Oppenheimer Principal Protected Trust II®

•	Oppenheimer Principal Protected Trust III®

•	Oppenheimer Principal Protected Trust®

•	Oppenheimer Quest Capital Value Fund, Inc.

•	Oppenheimer Quest For Value Funds

•	Oppenheimer Quest International Value Fund, Inc.

•	Oppenheimer Quest Value Fund, Inc.

•	Oppenheimer Commodity Strategy Total Return Fund

•	Oppenheimer Real Estate Fund

•	Oppenheimer Rochester Arizona Municipal Fund

•	Oppenheimer Rochester Maryland Municipal Fund

•	Oppenheimer Rochester Massachusetts Municipal Fund

•	Oppenheimer Rochester Michigan Municipal Fund

•	Oppenheimer Rochester Minnesota Municipal Fund

•	Oppenheimer Rochester North Carolina Municipal Fund

•	Oppenheimer Rochester Ohio Municipal Fund

•	Oppenheimer Rochester Virginia Municipal Fund

•	Oppenheimer Select Value Fund

•	Oppenheimer Senior Floating Rate Fund

•	Oppenheimer Series Fund, Inc.

•	Oppenheimer SMA Core Bond Fund

•	Oppenheimer SMA Baring International Fund

•	Oppenheimer SMA International Bond Fund

•	Oppenheimer Strategic Trust

•	Oppenheimer Transition 2010

•	Oppenheimer Transition 2015

•	Oppenheimer Transition 2020

•	Oppenheimer Transition 2030

•	Oppenheimer Tremont Market Neutral Fund, LLC

•	Oppenheimer Tremont Opportunity Fund, LLC

•	Oppenheimer U.S. Government Trust

•	Oppenheimer Variable Account Funds

•	Panorama Series Fund, Inc.

•	Rochester Fund Municipals

•	Rochester Portfolio Series

•	Tennenbaum Opportunities Fund V, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Opportunities Fund, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Continuation Fund, LLC (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Special Value Continuation Partners, LP (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

•	Tennenbaum Opportunities Partners V, LP (a nondiversified closed-end management investment company co-managed by Babson Capital Management LLC)

Item 27.    Number of Contract Owners

As of January 31, 2007, there were 6,391 Contract Owners in the Separate Account.

Item 28.    Indemnification

RULE 484 UNDERTAKING

C.M. Life directors and officers are indemnified under Article V of the by-laws of C.M. Life’s parent company, Massachusetts Mutual Life Insurance Company (“MassMutual”), as set forth below.

Article V. of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

Article V. Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;
(b)	any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or
(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraphs.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

Item 29.    Principal Underwriters

(a)  MML Distributors, LLC, a controlled subsidiary of MassMutual, acts as principal underwriter for registered separate accounts of MassMutual, C.M. Life and MML Bay State and for the MML Series Investment Fund and the MML Series Investment Fund II.

(b)(1)  MML Distributors, LLC, is the principal underwriter for the contracts. The following people are officers and member representatives of the principal underwriter.

OFFICERS AND MEMBER REPRESENTATIVES MML DISTRIBUTORS, LLC

Name	Officer	Business Address
William F. Glavin	Chief Executive Officer, President and Springfield OSJ Supervisor	1295 State Street Springfield, MA 01111-0001

Peter G. Lahaie	Chief Financial Officer and Treasurer

Andrew Dickey	Member Representative Massachusetts Mutual Life Insurance Co. Member Representative MassMutual Holding L.L.C.	1295 State Street Springfield, MA 01111-0001

Robert S. Rosenthal	Vice President Chief Legal Officer Secretary	1295 State Street Springfield, MA 01111-0001

Kevin LaComb	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Edward K. Duch, III	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Susan Scanlon	Chief Compliance Officer and Enfield OSJ Supervisor	1295 State Street Springfield, MA 01111-0001

Marilyn Edstrom	Entity Contracting Officer	1295 State Street Springfield, MA 01111-0001

Kathy Rogers	Continuing Education Officer	1295 State Street Springfield, MA 01111-0001

Alan Taylor	Registration Manager	1295 State Street Springfield, MA 01111-0001

Donna Watson	Cash and Trading Supervisor Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Bruce C. Frisbie	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Robert Wittneben	Chief Information Officer	1295 State Street Springfield, MA 01111-0001

Eugene Charon	Assistant Vice President and Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Jennifer L. Lake	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Lenore MacWade	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Denise Kresock	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Cade Cherry	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Eric Wietsma	Retirement Services Supervisor	1295 State Street Springfield, MA 01111-0001

Camille Donald	Assistant Secretary	1295 State Street Springfield, MA 01111-0001

Michael R. Fanning	U.S. Insurance Group Supervisor	1295 State Street Springfield, MA 01111-0001

Ellen Dziura	Retirement Income Supervisor	1295 State Street Springfield, MA 01111-0001

Item 30.    Location of Accounts and Records

The records to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by C.M. Life at 100 Bright Meadow Boulevard, Enfield, Connecticut 06082.

Item 31.    Management Services

None.

Item 32.    Undertakings

(a)  Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as Purchase Payments under the Contract may be accepted (except in accordance with SEC staff no-action correspondence).

(b)  Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or (ii) a space in the Contract application that an applicant can check to request a Statement of Additional Information.

(c)  Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request of C.M. Life at the address or phone number listed in the Prospectus.

(d)  Section 403(B) Representations

C.M. Life represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Contracts, and that paragraph numbered (1) through (4) of the letter will be complied with.

(e)  Statement Pursuant To Rule 6c-7: Texas Optional Retirement Program

C.M. Life and the Separate Account rely of 17 C.F.R.§ 270.6c-7, and represent that the provisions of that Rule have been or will be complied with.

(f)  C.M. Life Insurance Company hereby represents that the fees and charges deducted under the group and individual flexible premium deferred annuity contracts described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by C.M. Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Panorama Plus Separate Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 17 to Registration Statement No. 33-45122 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 24th day of April, 2007.

PANORAMA PLUS SEPARATE ACCOUNT

C.M. LIFE INSURANCE COMPANY

    (DEPOSITOR)

/s/    STUART H. REESE*

By:

Stuart H. Reese

Chairman, President and Chief Executive Officer

C.M. Life Insurance Company

/S/    STEPHEN L. KUHN

*Stephen L. Kuhn

On April 24, 2007, as Attorney-in-Fact pursuant to power of attorney.

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/S/ STUART H. REESE*	Chairman, President and Chief Executive Officer (Principal Executive Officer)	April 24, 2007
Stuart H. Reese

/S/ MICHAEL T. ROLLINGS*	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	April 24, 2007
Michael T. Rollings

/s/ NORMAN A. SMITH*	Vice President and Controller (Principal Accounting Officer)	April 24, 2007
Norman A. Smith

/s/ STEPHEN L. KUHN	Director	April 24, 2007
Stephen L. Kuhn

/S/ ISADORE JERMYN*	Director	April 24, 2007
Isadore Jermyn

/S/ STEPHEN L. KUHN
*Stephen L. Kuhn	on April 24, 2007, as Attorney-in-Fact pursuant to powers of attorney.

REPRESENTATION BY REGISTRANT’S COUNSEL

As attorney to the Registrant, I, Edwin L. Kerr, have reviewed this Post-Effective Amendment No. 17 to Registration Statement No. 33-45122, and represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

/s/    EDWIN L. KERR

Edwin L. Kerr

Assistant Vice President and Counsel
for MassMutual

EXHIBIT INDEX

(9)	Opinion of and Consent of Counsel
(10)(i)	Consent of Independent Registered Public Accounting Firm, KPMG LLP
(10)(ii)	Power of Attorney for Michael Rollings